UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

June 30, 2017

Annual Report

Victory Integrity Discovery Fund

Victory Integrity Mid-Cap Value Fund

Victory Integrity Small-Cap Value Fund

Victory Integrity Small/Mid-Cap Value Fund

Victory Munder Multi-Cap Fund

Victory S&P 500 Index Fund

Victory Munder Mid-Cap Core Growth Fund

Victory Munder Small Cap Growth Fund

Victory Trivalent Emerging Markets Small-Cap Fund

Victory Trivalent International Fund-Core Equity

Victory Trivalent International Small-Cap Fund

Victory INCORE Total Return Bond Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Shareholder Letter	5
Financial Statements
Victory Integrity Discovery Fund
Schedule of Portfolio Investments	44
Statement of Assets and Liabilities	120
Statement of Operations	124
Statements of Changes in Net Assets	128-130
Financial Highlights	141-144
Victory Integrity Mid-Cap Value Fund
Schedule of Portfolio Investments	48
Statement of Assets and Liabilities	120
Statement of Operations	124
Statements of Changes in Net Assets	128-130
Financial Highlights	145-147
Victory Integrity Small-Cap Value Fund
Schedule of Portfolio Investments	51
Statement of Assets and Liabilities	120
Statement of Operations	124
Statements of Changes in Net Assets	128-130
Financial Highlights	148-152
Victory Integrity Small/Mid-Cap Value Fund
Schedule of Portfolio Investments	55
Statement of Assets and Liabilities	121
Statement of Operations	125
Statements of Changes in Net Assets	131-133
Financial Highlights	153-155
Victory Munder Multi-Cap Fund
Schedule of Portfolio Investments	59
Statement of Assets and Liabilities	121
Statement of Operations	125
Statements of Changes in Net Assets	131-133
Financial Highlights	156-159
Victory S&P 500 Index Fund
Schedule of Portfolio Investments	62
Statement of Assets and Liabilities	121
Statement of Operations	125
Statements of Changes in Net Assets	131-133
Financial Highlights	160-162
Victory Munder Mid-Cap Core Growth Fund
Schedule of Portfolio Investments	74
Statement of Assets and Liabilities	122
Statement of Operations	126
Statements of Changes in Net Assets	134-136
Financial Highlights	163-167

Table of Contents (continued)

Victory Munder Small Cap Growth Fund
Schedule of Portfolio Investments	77
Statement of Assets and Liabilities	122
Statement of Operations	126
Statements of Changes in Net Assets	134-136
Financial Highlights	168-170
Victory Trivalent Emerging Markets Small-Cap Fund
Schedule of Portfolio Investments	81
Statement of Assets and Liabilities	122
Statement of Operations	126
Statements of Changes in Net Assets	134-136
Financial Highlights	171-172
Victory Trivalent International Fund-Core Equity
Schedule of Portfolio Investments	89
Statement of Assets and Liabilities	123
Statement of Operations	127
Statements of Changes in Net Assets	137-139
Statement of Cash Flows	140
Financial Highlights	173-177
Victory Trivalent International Small-Cap Fund
Schedule of Portfolio Investments	101
Statement of Assets and Liabilities	123
Statement of Operations	127
Statements of Changes in Net Assets	137-139
Financial Highlights	178-182
Victory INCORE Total Return Bond Fund
Schedule of Portfolio Investments	111
Statement of Assets and Liabilities	123
Statement of Operations	127
Statements of Changes in Net Assets	137-139
Statement of Cash Flows	140
Financial Highlights	183-186
Notes to Financial Statements	187
Report of Independent Registered Public Accounting Firm	208
Supplemental Information
Trustee and Officer Information	209
Proxy Voting and Form N-Q Information	212
Expense Examples	212
Additional Federal Income Tax Information	216

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder,

Low and slow. That's been the economic recipe for solid equity market gains. According to statistics from the U.S. Bureau of Economic Analysis, real gross domestic product (GDP) increased at an annual rate of 1.4 percent in the first quarter of 2017. Although that is lower than the fourth quarter of 2016, the slow growth has been good enough to power equity markets forward.

For the 12 months ended June 30, 2017, the S&P 500 Index increased nearly 18 percent. Stocks were supported by positive economic news and corporate profits, while shrugging off setbacks related to highly anticipated (but still unfulfilled) regulatory, fiscal, and tax policies, as well as the continued normalization of interest rates.

The prospect for large corporate tax cuts and deregulation under a Trump administration and Republican-controlled Congress fueled a surge in consumer confidence early in 2017. Although lawmakers have not outlined a clear path forward on these issues, investor sentiment has remained robust as job growth continues and U.S. companies report strong earnings. Against this backdrop, the Federal Reserve raised its federal funds target rate by another 25 basis points on June 14th, the third consecutive rate hike. Despite Fed policymakers hinting at additional tightening in 2017 to counterbalance concerns for possible higher inflation, the prospect of rising interest rates has barely tempered the strength of domestic stocks.

Equity markets also have demonstrated their resiliency from a global perspective, largely dismissing the geopolitical tensions on the Korean Peninsula, as well as any political fallout from British Prime Minister Theresa May's call for a snap election that resulted in a larger-than-expected loss of Conservative seats in Parliament. Emerging markets have been one of the star performers of the global equity market, and investors continue to downplay any potential headwinds, including the potential for new anti-globalization policies and trade protectionism, rising U.S. interest rates, and ongoing credit risks in China.

While financial markets have enjoyed a prolonged, constructive environment recently punctuated by very low volatility, we understand that market returns are cyclical. At the moment, the political climate in Washington, D.C. does not seem to be dampening enthusiasm for risk assets, but that could change quickly. The Federal Reserve continues signaling plans to tighten monetary policy and reduce the size of its balance sheet. Will these issues ultimately roil the market? Nobody knows for certain, but it's a given that, at some point, volatility will re-emerge.

At Victory Capital we are committed to supporting our independent investment franchises and offering a diverse array of investment products that can help investors achieve their specific goals in various market environments. Earlier this year, Victory Capital announced the next generation of its ETF platform, which is branded VictoryShares. This new brand builds on the success of the firm's volatility-weighted ETFs, which may be of interest to investors considering the potential benefits of strategic beta solutions.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

Christopher K. Dyer, CFA

President, Victory Funds

Victory Integrity Discovery Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Victory Integrity Discovery Fund (Class A Shares at net asset value) returned 30.36% underperforming the Russell MicroCap ValueTM Index, which returned 31.26% for the fiscal year ended June 30, 2017.

The top performing sectors within the benchmark were Technology, Health Care, and Financials. Conversely, benchmark sectors that underperformed were Energy, and Telecommunication Services. Stock selection in Energy, Industrials, and Materials were the biggest negatives to the Fund's underperformance. Stock selection within Technology, Financials and Consumer Discretionary were positives. Sector weights were neutral. On a characteristic basis, higher market capitalization had an unfavorable effect on performance.

Within Energy, TETRA Technologies (TTI), Bill Barrett (BBG), and Smart Sand (SND) were detractors. TETRA Technologies fell due to concerns about increasing exposure to the offshore market. Its major subsidiary (42% owned) cut the dividend as it has been facing competitive pressures. High debt levels and increased capital spending plans hurt energy producer Bill Barrett (BBG). Fracking sand stocks, such as Smart Sand (SND), traded off on capacity announcements and weak commodity prices.

Not owning some of the better performing air freight and logistic companies (up 55%) within Industrials also held back Fund performance. In addition, industrial equipment manufacturer Manitex International (MNTX) was one of the larger detractors. Despite in-line results and continued cost and debt reduction efforts, Manitex International (MNTX) declined as end market fundamentals remain tough.

In Materials, Ryerson Holding (RYI), Real Industry (RELY), and Olympic Steel (ZEUS) limited performance. Metal processors Ryerson and Olympic Steel were victims to profit taking after strong advances and worries over rising imports. Tight spreads in metal scraps and lower volumes weighed on metals recycler Real Industry.

Strong security selection in Technology was led by TTM Technologies (TTMI), Ichor Holdings (ICHR), and Extreme Networks (EXTR). Semiconductor producer TTM Technologies reported strong results, raised guidance, and benefited from acquisition synergies. Robust

Victory Integrity Discovery Fund (continued)

fundamentals led to raised guidance at industrial engineering and manufacturer Ichor. An accretive acquisition by the networking firm Extreme Networks (EXTR) was viewed favorably.

Financials were led by strong security selection in banks. Our average bank holding company was up 50%. Southwest Bancorp (OKSB) was the top performer as the company was acquired.

Pinnacle Entertainment (PNK) and Modine Manufacturing (MOD) were positives within Consumer Discretionary. Casino operator Pinnacle Entertainment was up almost 35% as regional gaming trends continue to improve. Strong results for the thermal management company Modine Manufacturing reflect the strategic benefits of a recent acquisition, an improved product portfolio, and more efficient cost structure.

Outlook

We continue to position the Fund with a pro-cyclical bias as the global growth story becomes more evident. The U.S. dollar has been stable to slightly weaker, the yield curve has steepened recently, global short rates are still in record low territory, and earnings estimates are inflecting higher. The U.S. Purchasing Managers Index (PMI) is moving gradually higher and Eurozone PMI's continued to strengthen. Additionally, Institute for Supply Management (ISI) economic surveys are near 2-year highs and the latest (June) U.S. jobs report was solid. Furthermore, credit spreads have continued to decline while the Citi Global Economic Surprise Index has bottomed out, which historically portends to stronger future growth.

While we continue to have a seeming cacophony of differing views in Washington — "Meet the new boss same as the old boss" — economic fundamentals have not suffered. Global growth is strengthening. This coupled with the long term underperformance of value stocks relative to growth stocks has set the stage for what we believe will be a cycle of value outperformance. While interest rates are expected to rise, they are still at very low levels. However, investor worries about geopolitical risks and more recent concerns over the direction of energy prices remain. Our contention is that the pervasive skepticism amongst investors regarding low, slow economic growth will gradually unwind to the benefit of stocks in the value universe. All in all, we believe what we witnessed in recent weeks could be the beginning of a regime change from growth to value.

Integrity Discovery Fund (continued)

Victory Integrity Discovery Fund (continued)

Average Annual Return

Year Ended June 30, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/26/96		3/31/97		7/29/04	12/26/96
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Microcap® Value Index
One Year	30.36%	22.85%	29.33%	28.33%	29.67%	30.62%	31.26%
Three Year	10.37%	8.21%	9.51%	9.51%	9.87%	10.64%	8.02%
Five Year	15.83%	14.46%	14.94%	14.94%	15.41%	16.12%	14.36%
Ten Year	6.52%	5.89%	5.71%	5.71%	6.19%	6.78%	5.13%
Since Inception	12.24%	11.92%	11.49%	11.49%	8.22%	12.51%	N/A
Expense Ratios
Gross	1.61%		2.39%		2.40%	1.36%
With Applicable Waivers	1.61%		2.39%		2.09%	1.36%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2016, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Discovery Fund — Growth of $10,000

1The Russell Microcap® Value Index is a capitalization-weighted index that measures the performance of the smallest 1,000 securities in the Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Mid-Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Victory Integrity Mid-Cap Value Fund (Class A Shares at net asset value) returned 16.07%, outperforming the Russell MidcapTM Value Index, which returned 15.93% for the fiscal year ended June 30, 2017.

The top performing sectors within the benchmark were Technology, Industrials, and Consumer Discretionary. Conversely, benchmark sectors that underperformed were Energy, Consumer Staples, and Telecommunication Services. The Fund's outperformance was attributable to stock selection in Technology, Financials, and Materials. Stock selection in Industrials, Energy, and Consumer Discretionary hurt performance. Sector weights were positive mainly due to an overweight to Technology, which was up 41%, and underweights to Utilities, real estate investment trusts ("REITs"), and Energy. A higher beta and higher momentum also contributed to outperformance, however a lower market capitalization detracted.

Technology performance was fairly broad-based with a majority of industries contributing. Semiconductor companies were the largest positive thanks to Marvell Technology Group (MRVL) and Applied Materials (AMAT). Marvell Technology Group rose as it became current in filing accounting statements, announced the hirings of a well-regarded CEO and CFO, and posted better than feared results. Applied Materials has surpassed expectations and is well positioned to benefit from several technology inflections in semiconductor and display manufacturing. Software companies Mentor Graphics (MENT) and PTC Inc. (PTC) led the way in software. Mentor Graphics agreed to be acquired for a premium and PTC Inc. advanced as the company's transition to a subscription model tracked ahead of expectations. We purchased shares of Western Digital (WDC) on a pullback in share price and results have been strong as storage fundamentals have become a tailwind. Western Digital Corp. develops, manufactures and provides data storage devices and solutions.

Stock selection in banks drove performance within Financials. Being overweight banks and underweight REITs also contributed to performance. Regions Financial Corp. (RF), Zions Bancorporation (ZION), Synovus Financial Corp. (SNV), and Huntington Bancshares

Victory Integrity Mid-Cap Value Fund (continued)

Incorporated (HBAN) all outperformed based on solid earnings and an overall improved outlook for bank stocks with higher interest rates and potential for regulatory relief. Hampering performance was DDR, Corp. (DDR). The company fell as a difficult retail environment has hurt owners of retail real estate.

Within Materials, Allegheny Technologies Inc (ATI), Huntsman Corp. (HUN), and Trinseo SA (TSE) were key drivers to performance. Allegheny Technologies benefitted from improving outlooks for titanium, nickel, and stainless steel as orders remain strong for new aircraft engines. Strong stock selection in chemicals led to outperformance in materials. Our average chemical holding company was up more than 39% with Huntsman and Trinseo being the largest contributors.

Within Industrials, we missed some of the better gains within airline company United Continental Holdings (UAL). Avis Budget Group (CAR) faces headwinds from used car pricing weakness and pricing competition in Florida. We exited our position during the period. Old Dominion Freight Line (OLD) helped performance as the company realized strong tonnage and price improvements.

Recent weak commodity prices due to stubbornly high inventories had an adverse effect on the Energy sector. Oil, Gas, and Consumable Fuels companies Oasis Petroleum (OAS) and Cimarex Energy Co. (XEC) as well as energy equipment company Nabors Industries Ltd. (NBR) felt the effect of lower oil prices. Oasis Petroleum and Cimarex Energy were sold to purchase higher quality energy companies that have pulled back in price.

Buffalo Wild Wings (BWLD), Advance Auto Parts, Inc. (AAP), and Dick's Sporting Goods, Inc. (DKS) held back performance within Consumer Discretionary. Despite an activist winning three board seats, the unexpected resignation of the CEO created near term strategy uncertainty for Buffalo Wild Wings. Advance Auto Parts fell as sales were hurt by a mild winter, which resulted in less parts breakage. Concerns about online encroachment from Amazon (AMZN) further pressured shares. We sold Dick's Sporting Goods as a boost from competitor closures proved shorter lived than expected and online competition intensifying with reports that Nike may sell merchandise directly on Amazon. While retailers underperformed, consumer experience names outperformed. Wyndham Worldwide Corporation (WYN) appreciated as the hospitality company's hiring of a new CEO in the timeshare segment raised expectations for improved lead generation and a future spin-off. Live Nation Entertainment, Inc. (LYV) reported upbeat earnings with strength in both concerts and ticketing divisions. Additionally, all of their leading indicators are pointing towards another strong year.

Outlook

We continue to position the Fund with a pro-cyclical bias as the global growth story becomes more evident. The U.S. dollar has been stable to slightly weaker, the yield curve has steepened recently, global short rates are still in record low territory, and earnings estimates are inflecting higher. The U.S. Purchasing Managers Index (PMI) is moving gradually higher and Eurozone PMI's continued to strengthen. Additionally, Institute for Supply Management (ISI) economic surveys are near 2-year highs and the latest (June) U.S. jobs report was solid. Furthermore, credit spreads have continued to decline while the Citi Global Economic Surprise Index has bottomed out, which historically portends to stronger future growth.

While we continue to have a seeming cacophony of differing views in Washington — "Meet the new boss same as the old boss" — economic fundamentals have not suffered. Global

Victory Integrity Mid-Cap Value Fund (continued)

growth is clearly strengthening. This coupled with the long term underperformance of value stocks relative to growth stocks has set the stage for what we believe will be a cycle of value outperformance. While interest rates are expected to rise, they are still at very low levels. However, investor worries about geopolitical risks and more recent concerns over the direction of energy prices remain. Our contention is that the pervasive skepticism amongst investors regarding low, slow economic growth will gradually unwind to the benefit of stocks in the value universe. All in all, we believe what we witnessed in recent weeks could be the beginning of a regime change from growth to value.

Victory Integrity Mid-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2017

	Class A		Class R6	Class Y
INCEPTION DATE	7/1/11		12/14/15	7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell Midcap® Value Index
One Year	16.07%	9.41%	16.42%	16.43%	15.93%
Three Year	5.53%	3.46%	N/A	5.86%	7.46%
Five Year	14.10%	12.76%	N/A	14.44%	15.14%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	11.30%	10.21%	17.02%	11.62%	N/A
Expense Ratios
Gross	1.63%		3.10%	1.15%
With Applicable Waivers	1.10%		0.80%	0.85%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2016, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Mid-Cap Value Fund — Growth of $10,000

1The Russell Midcap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Small-Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Victory Integrity Small-Cap Value Fund (Class A Shares at net asset value) returned 22.72%, underperforming the Russell 2000TM Value Index benchmark, which returned 24.86% for the fiscal year ended June 30, 2017.

The top performing sectors within the benchmark were Technology, Industrials, and Materials. Conversely, benchmark sectors that underperformed were Real Estate, Energy, and Telecommunication Services. Stock selection in Health Care, Financials and Consumer Staples led to the Fund's underperformance. Stock selection in Materials, Industrials, and Technology helped. Sector weights were positive due to an overweight in Industrials and Technology and an underweight in REITS and Utilities. From a style perspective, the Fund's market capitalization at the higher end of the range and higher exposure to stocks with more liquidity detracted, while higher beta and higher momentum helped.

We underperformed the benchmark in Health Care sector. The average company in this sector was up 29% during the period. The Fund's lack of exposure to biotechnology stocks was also a drag on performance as the average biotechnology company in the benchmark was up 40%. Impax Laboratories, Inc. (IPXL) and Integer Holdings Corp. (ITGR) were the top detractors. Impax Laboratories, a technology based specialty pharmaceutical company, underperformed on a deteriorating generic pricing environment. The company continues to have several large launches delayed at the FDA. Integer Holdings Corp. fell as the medical device manufacturer missed earnings and cut 2016 revenue forecast. We sold both positions during the period: ITGR in Q4 '16 and IPXL in Q1 '17.

Within Financials, stock selection in real estate investment trusts ("REITs") and insurance hurt performance. With interest rates moving higher, most REITs underperformed. Retail REITs like Kite Realty Group Trust (KRG), Pennsylvania Real Estate Investment Trust (PEI), and DDR Corp. (DDR) were hit by a weak retail environment. The most notable insurer that detracted was RLI Corp. (RLI). RLI underperformed as investors rotated out of perceived low beta stocks after the U.S. Presidential election and gravitated to more defensive companies in early 2017. Some of the Fund's best performers were bank holding companies.

Victory Integrity Small-Cap Value Fund (continued)

United Community Banks, Inc. (UCBI), Western Alliance Bancorporation (WAL), and Synovus Financial Corp. (SNV) all outperformed based on solid earnings and an overall improved outlook for bank stocks with higher interest rates and potential for regulatory relief.

Security selection in Consumer Staples also hampered performance. Casey's General Stores (CASY) disappointed on sales and earnings targets as weather negatively affected traffic. A strong U.S. dollar and increased new customer acquisition costs dampened earnings for the diversified beverage company Cott Corporation (COT). B&G Foods, Inc. (BGS) underperformed as the company reduced guidance to account for an increased marketing spend behind their Green Giant brand.

Our Materials performance (60%) outgained the average materials holding in the benchmark, which was up 29%. Chemical companies Tronox Ltd. (TROX) and Hunstman Corporation (HUN) contributed the most to this outperformance. Tronox benefited on news of an acquisition that will make the company the largest titanium dioxide (TiO2) producer in the industry and on news that the company beat earnings estimates. Improving TiO2 pricing helped Huntsman Corporation. Century Aluminum (CENX) was another positive contributor to performance. The company benefited from beating earnings estimates and rising aluminum prices.

Our Technology performance (55%) outgained the average technology holding in the benchmark, which was up 43%. Software and semiconductor companies fueled the outperformance. In software, Mentor Graphics (MENT) agreed to be acquired for a premium and software developer PTC Inc. (PTC) advanced as the company's transition to a subscription model tracked ahead of expectations. Brooks Automation, Inc. (BRKS) benefitted from strength in both semiconductor and life sciences divisions. Intersil Corporation Class A (ISIL), a semiconductor company, agreed to be acquired for a premium. Advanced Micro Devices (AMD) outperformed ahead of their new PC and server chipset launches, which are based on a new architecture that will be more competitive than prior chipsets. Excitement around the emerging opportunities in virtual/augmented reality and artificial intelligence further fueled the company's share price.

Solid security selection in machinery and road and rail companies led to outperformance within Industrials. Meritor, Inc. (MTOR), a commercial truck manufacturer, benefitted from improved cost structure and deleveraging, as Class 8 truck demand recovery was constructive for incremental margins. Harsco Corporation (HSC) posted solid results highlighted by better execution and improved end markets. Freight companies Saia, Inc. (SAIA) and Swift Transportation Company Class A (SWFT) led the way in road and rail. Saia, Inc. realized strong tonnage and price improvements. Favorable progression for their northeast expansion also aided the company. Swift Transportation Company announced a merger with a large peer and fundamentals appear to have reached bottom.

Outlook

We continue to position the Fund with a pro-cyclical bias as the global growth story becomes more evident. The U.S. dollar has been stable to slightly weaker, the yield curve has steepened recently, global short rates are still in record low territory, and earnings estimates are inflecting higher. The U.S. Purchasing Managers Index (PMI) is moving gradually higher and Eurozone PMI's continued to strengthen. Additionally, Institute for Supply Management (ISI) economic surveys are near 2-year highs and the latest (June) U.S. jobs report was solid. Furthermore, credit spreads have continued to decline while the Citi Global Economic Surprise Index has bottomed out, which historically portends to stronger future growth.

Victory Integrity Small-Cap Value Fund (continued)

While we continue to have a seeming cacophony of differing views in Washington — "Meet the new boss same as the old boss" — economic fundamentals have not suffered. Global growth is clearly strengthening. This coupled with the long term underperformance of value stocks relative to growth stocks has set the stage for what we believe will be a cycle of value outperformance. While interest rates are expected to rise, they are still at very low levels. However, investor worries about geopolitical risks and more recent concerns over the direction of energy prices remain. Our contention is that the pervasive skepticism amongst investors regarding low, slow economic growth will gradually unwind to the benefit of stocks in the value universe. All in all, we believe what we witnessed in recent weeks could be the beginning of a regime change from growth to value.

Victory Integrity Small-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2017

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	3/30/04		5/14/11		5/14/11	6/1/12	7/7/05
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index
One Year	22.72%	15.68%	21.92%	20.92%	22.42%	23.40%	23.14%	24.86%
Three Year	5.30%	3.24%	4.55%	4.55%	5.04%	5.83%	5.65%	7.02%
Five Year	13.68%	12.34%	12.85%	12.85%	13.40%	14.19%	14.02%	13.39%
Ten Year	7.06%	6.43%	N/A	N/A	N/A	N/A	7.36%	5.92%
Since Inception	8.95%	8.47%	6.33%	6.33%	8.26%	15.68%	8.81%	N/A
Expense Ratios
Gross	1.57%		2.22%		1.96%	1.00%	1.15%
With Applicable Waivers	1.50%		2.22%		1.75%	1.00%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2016, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Small-Cap Value Fund — Growth of $10,000

1The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Small/Mid-Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Victory Integrity Small/Mid-Cap Value Fund (Class A Shares at net asset value) returned 20.97%, outperforming the Russell 2500TM Value Index, which returned 18.36% for the fiscal year ended June 30, 2017.

The top performing sectors within the benchmark were Technology, Industrials, and Health Care. Conversely, benchmark sectors that underperformed were Telecommunication Services, Energy, and Real Estate. The Fund's outperformance was attributable to stock selection in Industrials, Materials, Technology, and Financials. Stock selection in Consumer Staples, Health Care, and Consumer Discretionary hurt the Fund's relative performance. Sector weights were positive due to an underweight in REITS, Energy, and Telecommunication Services and an overweight to Technology. From a style perspective, the Fund's market capitalization at the higher end of the range and higher exposure to stocks with more liquidity detracted, while higher beta and higher momentum helped.

Meritor, Inc (MTOR), XPO Logistics, Inc (XPO), Univar, Inc. (UNVR), and Harsco Corp (HSC) led the way in Industrials. Meritor, Inc., a commercial truck manufacturer, benefitted from improved cost structure and deleveraging as Class 8 truck recovery was constructive for incremental margins. Strong realization of cost synergies from a large acquisition benefitted XPO Logistics, a transportation and logistics company. A new management team's plan to cut costs and improve margins has gained traction at Univar, Inc., a distributor of industrial and specialty companies. Harsco Corporation, a provider of industrial services and engineered products, posted solid results highlighted by better execution and improved end markets.

Our Materials performance (54%) outgained the average materials holding in the benchmark, which was up 22%. Chemical companies Tronox Ltd. (TROX) and Hunstman Corporation (HUN) contributed the most to this outperformance. Tronox benefited on news of an acquisition that will make the company the largest titanium dioxide (TiO2) producer in the industry and on news that the company beat earnings estimates. Improving TiO2 pricing helped Huntsman Corporation. Century Aluminum (CENX) was another positive contributor

Victory Integrity Small/Mid-Cap Value Fund (continued)

to performance. The company benefited from beating earnings estimates and rising aluminum prices.

Stock selection in semiconductors and software companies drove performance in Technology. Semiconductor company Marvell Technology Group (MRVL) rose as it became current in filing accounting statements, announced the hirings of a well-regarded CEO and CFO, and posted better than feared results. Another semiconductor company, Intersil Corporation Class A (ISIL) agreed to be acquired for a premium. Software companies Mentor Graphics (MENT) and PTC Inc. (PTC) led the way in software. Mentor Graphics agreed to be acquired for a premium and PTC advanced as the company's transition to a subscription model tracked ahead of expectations. As mentioned earlier, the Fund's overweight to Technology helped as well.

Within Financials, strong performance in banks and our underweight to real estate investment trusts (REITs) were key contributors. Western Alliance Bancorporation (WAL), Synovus Financial Corp. (SNV), Comerica Incorporated (CMA), and Zions Bancorporation (ZION) all outperformed based on solid earnings and an overall improved outlook for bank stocks with higher interest rates and potential for regulatory relief. Hampering performance was DDR, Corp. (DDR). The company fell as an extremely difficult retail environment has hurt owners of retail real estate.

TreeHouse Foods, Inc. (THS), B&G Foods, Inc (BGS), and Casey's General Stores (CASY) detracted in Consumer Staples. Reduced guidance and the resignation of their CFO led to underperformance for TreeHouse Foods. We exited this position during the period. B&G Foods, Inc. (BGS) underperformed as the company reduced guidance to account for an increased marketing spend behind their Green Giant brand. Casey's General Stores disappointed on sales and earnings targets as weather negatively affected traffic.

The average Health Care company in the benchmark was up 21% and we underperformed. Pharmaceutical companies Impax Laboratories, Inc. (IPXL) and Endo International (ENDP) were the top detractors. Impax Laboratories underperformed on a deteriorating generic pricing environment. The company continues to have several large launches delayed at the FDA. Deteriorating generic pricing environment and high leverage hurt Endo International. We sold both positions during the period. Hill-Rom Holdings, Inc. (HRC) helped offset some of the underperformance. It reported strong business results for the medical technologies company with good order backlog. The company is executing on its integration strategy from its recent Welch Allen acquisition. They also announced another accretive acquisition earlier this year.

Within Consumer Discretionary, G-III Apparel (GIII), Dicks Sporting Goods (DKS), and Buffalo Wild Wings (BLWD) were the main detractors to performance. Concerns related to execution following disappointing results and the announcement of a large acquisition hampered G-III Apparel. Despite an activist winning three board seats, the unexpected resignation of the CEO created near term strategy uncertainty for Buffalo Wild Wings. We sold Dick's Sporting Goods as a boost from competitor closures proved shorter lived than expected and online competition intensified with reports that Nike may sell merchandise directly on Amazon (AMZN). While retailers underperformed, consumer experience names outperformed. Wyndham Worldwide Corporation (WYN) appreciated as the hospitality company's hiring of a new CEO in the timeshare segment raised expectations for improved lead generation and a future spin-off. Live Nation Entertainment, Inc. (LYV) reported upbeat earnings with

Victory Integrity Small/Mid-Cap Value Fund (continued)

strength in both concerts and ticketing divisions. We believe their leading indicators are pointing towards another strong year.

Outlook

We continue to position the Fund with a pro-cyclical bias as the global growth story becomes more evident. The U.S. dollar has been stable to slightly weaker, the yield curve has steepened recently, global short rates are still in record low territory, and earnings estimates are inflecting higher. The U.S. Purchasing Managers Index (PMI) is moving gradually higher and Eurozone PMI's continued to strengthen. Additionally, Institute for Supply Management (ISI) economic surveys are near 2-year highs and the latest (June) U.S. jobs report was solid. Furthermore, credit spreads have continued to decline while the Citi Global Economic Surprise Index has bottomed out, which historically portends to stronger future growth.

While we continue to have a seeming cacophony of differing views in Washington — "Meet the new boss same as the old boss" — economic fundamentals have not suffered. Global growth is clearly strengthening. This coupled with the long term underperformance of value stocks relative to growth stocks has set the stage for what we believe will be a cycle of value outperformance. While interest rates are expected to rise, they are still at very low levels. However, investor worries about geopolitical risks and more recent concerns over the direction of energy prices remain. Our contention is that the pervasive skepticism amongst investors regarding low, slow economic growth will gradually unwind to the benefit of stocks in the value universe. All in all, we believe what we witnessed in recent weeks could be the beginning of a regime change from growth to value.

Victory Integrity Small/Mid-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2017

	Class A		Class R6	Class Y
INCEPTION DATE	7/1/11		3/3/15	7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2500TM Value Index
One Year	20.97%	14.00%	21.35%	21.25%	18.36%
Three Year	4.06%	2.03%	N/A	4.30%	6.21%
Five Year	12.12%	10.80%	N/A	12.36%	13.69%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	9.66%	8.59%	5.38%	9.92%	N/A
Expense Ratios
Gross	2.05%		1.48%	1.16%
With Applicable Waivers	1.13%		0.83%	0.88%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2016, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Small/Mid-Cap Value Fund — Growth of $10,000

1The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies (approximately 2500 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Multi-Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Victory Munder Multi-Cap Fund returned 17.40% (Class A Shares at net asset value), underperforming the Russell 3000® Index benchmark, which returned 18.51% for the year ended June 30, 2017. Style exposures (earnings yield and profitability) and sector/industry allocation positively impacted the Fund's relative performance, while stock selection was challenged.

The Fund generated excess return in seven of 11 sectors, with Financials, Consumer Discretionary, and Real Estate making the strongest contributions to relative performance. In Financials, we benefited from the 4Q16/early-1Q17 reflation trade, with particular strength in our banking and capital market positions. In Consumer Discretionary, we avoided much of the weakness in retail and found stocks with strong fundamental momentum (Marriott Vacations (MAR), Thor Industries (THO)). In Real Estate, we benefited from our underweight sector allocation coupled with strong performance of our only Real Estate position, CoreSite Realty (COR), which materially outperformed as a result of robust earnings growth and positive estimate revisions.

The Fund's positions in Industrials and Health Care detracted the most from active returns. In Industrials, industry positioning and stock selection challenged results. Our weakest holding was Universal Forest Products (UFPI) as fears emerged over margin pressures and a possible tariff on Canada yellow pine lumber. We feel strongly that profitability metrics for the company will improve in upcoming quarters (as lumber prices increase, new plants ramp up, and acquisition expenses fade away). Underperformance within the Health Care sector was centered in Health Care Services and Biotech.

Positively, the continued decline in stock price correlations over the last twelve months suggests a more favorable environment for our investment discipline, as lower correlations imply that stock prices are reacting more to company specific news and data, which ultimately should result in better performance for skilled stock pickers looking to profit from that information. Indeed, correlations are now trending below the levels experienced during that last great stock picker's market in the mid-2000s, and this decline seems durable if macro conditions continue to normalize at the margin. Specifically, ending zero interest rate

Victory Munder Multi-Cap Fund (continued)

monetary policy removes a key pillar of support for higher correlations (indiscriminate downward pressure on the cost of capital), while we also see potential for a stronger business cycle if regulation is relaxed (greater economic variability creates greater dispersion between winners and losers).

Victory Munder Multi-Cap Fund (continued)

Average Annual Return

Year Ended June 30, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	8/19/96		11/3/98		7/29/04	6/1/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P 500® Index	Russell 3000® Growth Index
One Year	17.40%	10.65%	16.45%	15.45%	16.85%	17.86%	17.90%	18.51%
Three Year	8.06%	5.95%	7.17%	7.17%	7.58%	8.47%	9.61%	9.10%
Five Year	12.81%	11.49%	11.92%	11.92%	12.40%	13.18%	14.63%	14.58%
Ten Year	8.60%	7.96%	7.77%	7.77%	8.27%	8.92%	7.18%	7.26%
Since Inception	9.37%	9.06%	5.00%	5.00%	9.60%	6.58%	N/A	N/A
Expense Ratios
Gross	1.46%		2.28%		2.48%	1.01%
With Applicable Waivers	1.46%		2.28%		1.88%	1.01%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2016, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Multi-Cap Fund — Growth of $10,000

The Russell 3000 Index is an unmanaged Index that measures the performance of the 3,000 largest U.S-traded stocks, in which the underlying companies are all incorporated in the U.S. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory S&P 500 Index Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Victory S&P 500 Index Fund's objective is to provide performance and income that is comparable to the S&P 500® Index.

The Fund (A shares at net asset value) returned 17.16% over the last 12 months, underperforming the 17.90% return of the S&P 500 Index by 0.74% during that period.

The difference in the Fund and the Index is primarily due to the Fund's fees and expenses. The positive returns of the Fund and the Index were mostly attributed to the Technology and Financials sectors. The negative returns were mostly attributed to the Telecommunication and Energy sectors.

Victory S&P 500 Index Fund (continued)

Average Annual Return

Year Ended June 30, 2017

	Class A		Class R	Class Y
INCEPTION DATE	12/9/92		7/29/04	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	S&P 500® Index
One Year	17.16%	14.21%	16.59%	17.33%	17.90%
Three Year	8.98%	8.07%	8.51%	9.19%	9.61%
Five Year	13.91%	13.34%	13.46%	14.10%	14.63%
Ten Year	6.54%	6.27%	6.14%	6.72%	7.18%
Since Inception	8.78%	8.67%	7.51%	9.34%	N/A
Expense Ratios
Gross	0.58%		1.02%	0.38%
With Applicable Waivers	0.58%		1.02%	0.38%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2016, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.50% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory S&P 500 Index Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Mid-Cap Core Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

For the year ended June 30, 2017, the Victory Munder Mid-Cap Core Growth Fund returned 17.18% (Class A Shares at net asset value), outperforming the Russell Midcap® Index (the "Core Index"), which returned 16.48%. Good stock selection and sector allocation contributed to the Fund's relative performance and resulted in excess return generation in eight of 11 sectors. The Fund's 17.18% return was also above the 17.05% return posted by the Russell Midcap® Growth Index (the "Growth Index") as the negative effect of sector allocation in Energy, Health Care and Technology was more than offset by good stock selection in seven of 11 sectors.

Stock selection was strongest within Consumer Discretionary, Financials, Health Care, and Information Technology. In Consumer Discretionary we avoided much of the weakness in retail and found stocks with strong fundamental momentum (Royal Caribbean (RCL), Thor Industries (THO)). In Financials, we benefited from the 4Q'16/early-1Q'17 reflation trade, as well as individual stock strength. In Health Care, we had four stocks deliver total returns of roughly 35% each, but had an allocation headwind vs. the Growth Index created by our core-like sector weights and corresponding underweight active position. In the same vein, our underweight allocation in Information Technology was a headwind vs. the Growth Index, while strong stock selection was broad-based.

Stock selection was weakest within Industrials, Materials, and Energy. In Industrials, we were underexposed to the top performing industries (Airlines, Machinery) and had several stocks (Acuity Brands (AYI), Stericycle (SRCL)) where fundamentals started to deteriorate. We decided to exit those positions and reposition elsewhere. In Materials, we had stock selection challenges, with newer additions to the portfolio hitting some stumbling blocks and, in our opinion, needing more time for the fundamentals to play out. For example, Freeport-McMorRan's (FCX) production issues in Indonesia have negatively dominated the stock price action. Finally, in Energy our higher quality portfolio underperformed in the second half of 2016 as oil prices rallied into year end. Our position in Oceaneering International (OII) underperformed as the defensive nature of offshore services proved to be less resilient to the weaker energy environment than initially expected, resulting in negative estimate revisions for the company. Our Energy sector weight had a positive

Victory Munder Mid-Cap Core Growth Fund (continued)

allocation effect against the Core Index (where we were underweight) and a negative effect against the Growth Index (where we were overweight).

Positively, the continued decline in stock price correlations over the last twelve months suggests a more favorable environment for our investment discipline, as lower correlations imply that stock prices are reacting more to company specific news and data, which ultimately should result in better performance for skilled stock pickers looking to profit from that information. Indeed, correlations are now trending below the levels experienced during that last great stock picker's market in the mid-2000s, and this decline seems durable if macro conditions continue to normalize at the margin. Specifically, ending zero interest rate monetary policy removes a key pillar of support for higher correlations (indiscriminate downward pressure on the cost of capital), while we also see potential for a stronger business cycle if regulation is relaxed (greater economic variability creates greater dispersion between winners and losers).

Victory Munder Mid-Cap Core Growth Fund (continued)

Average Annual Return

Year Ended June 30, 2017

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	7/3/00		7/14/00		7/29/04	6/1/12	6/24/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value		Russell Midcap® Index	Russell Midcap® Growth Index
One Year	17.18%	10.43%	16.43%	15.43%	16.87%	17.73%	17.49%	16.48%	17.05%
Three Year	5.88%	3.81%	5.16%	5.16%	5.60%	6.35%	6.15%	7.69%	7.83%
Five Year	12.11%	10.79%	11.32%	11.32%	11.82%	12.61%	12.39%	14.72%	14.19%
Ten Year	6.26%	5.64%	5.49%	5.49%	5.99%	N/A	6.53%	7.67%	7.87%
Since Inception	8.31%	7.94%	7.19%	7.19%	8.98%	13.71%	10.28%	N/A	N/A
Expense Ratios
Gross	1.34%		2.00%		1.62%	0.87%	1.06%
With Applicable Waivers	1.32%		2.00%		1.57%	0.87%	1.06%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2016, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Mid-Cap Core Growth Fund — Growth of $10,000

1The Russell Midcap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

1The Russell Midcap Growth Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Small Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Victory Munder Small Cap Growth Fund returned 29.69% (Class A Shares at net asset value), outperforming the Russell 2000® Growth Index benchmark, which returned 24.40% for the year ended June 30, 2017. Stock selection drove our outperformance, with excess return generation in nine out of 11 sectors, overcoming an allocation headwind from our overweight exposure to Energy.

Stock selection was strongest within Consumer Discretionary, Financials, and Information Technology. In Consumer Discretionary, we avoided much of the weakness in retail and found stocks with strong fundamental momentum (Burlington Stores (BURL), Dave & Buster's (PLAY)). In Financials, we benefited from the 4Q16/early-1Q17 reflation trade, as well as individual stock strength. In Information Technology, our strongest positions were Lumentum Holdings (LITE) (strong optical cycle driving positive estimate revisions) and Take-Two Interactive (TTWO) (upside from strength in Grand Theft Auto and NBA 2K).

The only sector where stock selection detracted from results was in Consumer Staples. Our weakest holding was Hain Celestial (HAIN). During 3Q16, the company announced it had internal control questions on its financial reporting (revenue recognition) and that it would miss FY16 guidance. We've exited our position given the limited visibility around earnings and/or timing of any resolution.

Positively, the continued decline in stock price correlations over the last twelve months suggests a more favorable environment for our investment discipline, as lower correlations imply that stock prices are reacting more to company specific news and data, which ultimately should result in better performance for skilled stock pickers looking to profit from that information. Indeed, correlations are now trending below the levels experienced during that last great stock picker's market in the mid-2000s, and this decline seems durable if macro conditions continue to normalize at the margin. Specifically, ending zero interest rate monetary policy removes a key pillar of support for higher correlations (indiscriminate downward pressure on the cost of capital), while we also see potential for a stronger business cycle if regulation is relaxed (greater economic variability creates greater dispersion between winners and losers).

Victory Munder Small Cap Growth Fund (continued)

Average Annual Return

Year Ended June 30, 2017

	Class A		Class I	Class Y
INCEPTION DATE	4/30/15		4/30/15	4/30/15
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000 Growth® Index
One Year	29.69%	22.28%	30.05%	29.85%	24.40%
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	5.11%	2.27%	5.41%	5.28%	N/A
Expense Ratios
Gross	11.24%		2.50%	13.35%
With Applicable Waivers	1.41%		1.16%	1.26%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2016, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Small Cap Growth Fund — Growth of $10,000

1The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent Emerging Markets Small-Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Market Environment

Emerging small cap stocks had a strong year, posting the best one year absolute return for the asset class in five years. For the trailing twelve months ending June 30 2017, the S&P® Emerging Small Cap plus Korea Index ("Index") rose 16.26%. The Victory Trivalent Emerging Small Cap Fund (Class A Shares at net asset value) returned 19.71% in the fiscal year ended June 30, 2017, outperforming the Index by a wide margin. There was wide dispersion among country and sector returns. Thinly traded Czech Republic was the best performing country, gaining 64.3% as economic growth has been underpinned by strong private consumption and lower public and private debt levels. Poland was also a strong performing market as it rose 59.6% following an improvement in gross domestic product (GDP) growth and the government's announcement of the largest ever program of social benefits. Other markets with strong returns for the year included India (+36.5%) and Taiwan (+26.7%). The effect of the Indian government's demonetization program last November, restricting the circulation of big currency notes, was less of a drag on economic growth as anticipated previously. Taiwan rose following a steady increase in fourth quarter GDP as public spending coupled with an increase in exports to boost economic activity. Qatar was the worst performing country, falling 11.7% after several of its neighboring Gulf States including Saudi Arabia, UAE, and Egypt cut ties with the country on accusations of terrorism funding. South Korea fell 1.5% as a political scandal led to the impeachment of President Park and heightened investor concerns over the impact of the crisis on the Korean economy. Turkey posted a positive return but was a relative underperformer after the country's failed coup attempt. Despite this, political uncertainty in Turkey has declined considerably following the April referendum which gave sweeping power to President Erdogan.

Sector returns were mostly positive with only Health Care and Telecommunication services declining. Health Care stocks fell 2.0% as concerns over drug pricing and an investigation by the U.S. Department of Justice over generic drug price collusion dampened investor sentiment. The more cyclical Information Technology stocks were the top performers as technology driven investment was strong, particularly in China and Taiwan.

Victory Trivalent Emerging Markets Small-Cap Fund (continued)

Portfolio Review

Overall security selection was a positive contributor to the Fund's performance relative to the Index. Excess returns were generated in two of the three regions and seven of eleven sectors. Notable outperformance came from Financials, Health Care, and Technology. Within Financials, Indonesian commercial bank PT Bank Pembangunan (BJBR) advanced 155.7% following better than expected quarterly results. The company's earnings were driven primarily by lower costs and improving net interest income. Performance in Health Care was boosted by the Fund's position in Korean bio-pharmaceutical company Hugel, (145020:KOSDAQ) which returned 77.2% after reporting earnings that exceeded consensus forecasts on improved overseas profitability. Performance in Information Technology got a boost from several strong performers in China. Two in particular were Momo Inc. (MOMO) and Sunny Optical (2382:Hong Kong). The Chinese social networking operator Momo, rose 67.7% as monthly active user growth accelerated. Momo's unique location-based service platform is highly integrated with live video broadcasting for an engaging user experience. Sunny Optical, the Chinese provider of handset camera modules and lenses, rose 157.6%. Sunny Optical is a key beneficiary of dual-camera adoption in premium handsets.

On the downside, performance in Consumer Discretionary and Materials detracted from relative performance. Consumer Discretionary performance was impacted by the Fund's holding of Indian home textile manufacturer Welspun India Ltd. (WELSPUNIND). Welspun declined 49.5% after a key customer, Target, abruptly cut relations. High quality sheets sold as Egyptian cotton through Target and others were determined to have been mislabeled by Welspun. The Fund has since sold the position. In Materials, Sibanye Gold (SBGL), a South African gold and platinum producer, declined 53.2% as gold prices fell and the company announced a $2.7 billion takeover deal for Stillwater Mining (SWC) of the U.S. The company offered more than its market cap for Stillwater Mining and claimed the need for a significant capital raise to complete the deal. We subsequently sold our position as we deemed the deal too expensive considering the limited synergy potential.

Market Outlook

Emerging market equities were among the best performing asset classes in the first six months of 2017. Despite an on-going tightening policy by the U.S. Federal Reserve and the apparent end to the unprecedented economic stimulus of the last several years across the globe, investors have been attracted to the strong growth prospects of the export dependent economies that comprise the emerging market universe. We believe that further strengthening of the global economy should continue to enhance sentiment toward emerging markets and boost demand for both consumer goods from China, Korea, India and Taiwan, as well as commodities from South Africa, Russia, and Brazil. Within China, growth in industrial production and consumer spending are likely to remain stable despite tighter monetary policy and continued efforts by the government to deleverage. While political uncertainty has abated in both Korea and Turkey, thus supporting renewed investor optimism toward those markets, political uncertainty in Brazil has returned, and could affect sentiment in the near term for Latin America's largest country. India remains the fastest growing emerging market economy, and the International Monetary Fund (IMF) recently called for economic reforms to spur growth further. We believe that opportunities for relative performance remain, particularly among the broad landscape of emerging market small cap equities. We remain committed to our portfolio risk controls and look to invest in high quality companies with improving business momentum and attractive valuations.

Victory Trivalent Emerging Markets Small-Cap Fund (continued)

Average Annual Total Return

Year Ended June 30, 2017

	Class A		Class Y
INCEPTION DATE	7/2/13		7/2/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	MSCI Emerging Markets Small- Cap Index	S&P® Emerging Plus SmallCap Index
One Year	19.71%	12.87%	20.01%	17.03%	16.26%
Three Year	3.38%	1.37%	3.62%	0.81%	1.02%
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	6.05%	4.49%	6.31%	N/A	N/A
Expense Ratios
Gross	1.78%		2.44%
With Applicable Waivers	1.77%		1.52%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2016, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent Emerging Markets Small-Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 21 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the Fund may not match those in the index and performance of the Fund will differ. Direct investment in an index is not possible. The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The S&P® Emerging Plus SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country represented in the S&P® Emerging BMI plus Korea. The S&P® Emerging BMI includes companies domiciled in 20 emerging markets countries with float-adjusted market capitalizations of at least US$100 million and annual trading liquidity of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent International Fund-Core Equity

Portfolio Holdings

As a Percentage of Total Investments

(a)  Amount represents less than .05% of investments.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Market Environment

International equity markets posted strong gains over the past twelve months, supported by widespread earnings growth and encouraging economic data from the world's largest economies. For the trailing year ending June 30 2017, the MSCI ACWI (All Country World) ex U.S. Index ("Index") rose 20.45% while the 18.95% return of the Fund (Class A Shares at net asset value) was below the Index. There was wide dispersion among country returns with European equities leading the way up 23.9% as Eurozone manufacturing growth reached a six-year high. Austria, Greece and Hungary posted the highest gains, up 65.0%, 50.4% and 44.4%, respectively. Japan, the largest weighted country in the Index, advanced 19.2% as the Bank of Japan raised its economic growth forecasts over the next two years. Japan's first quarter GDP grew faster than expected, marking the country's fifth straight quarter of economic growth. On the downside, Qatar was among the worst performing countries in the Index, down 2.3% after several of its neighboring Gulf States including Saudi Arabia, UAE, and Egypt cut ties with the country on accusations of terrorism funding.

All eleven economic sectors rose during the period. Information Technology was the strongest sector, gaining 41.9%, followed by Financials (+33.6%), and Materials (+26.8%). Telecommunication Services was up 3.7% and was the weakest performing sector in the Index.

Portfolio Review

While overall security selection was positive, the Fund's modest underweight positioning to the top performing sectors detracted from relative performance. Excess returns were generated in four of six regions and seven of the eleven economic sectors. Notable relative outperformance was generated in the Health Care, Industrials, and Information Technology sectors. Actelion Ltd. (ATLN), the Swiss biopharmaceutical manufacturer, was the top contributor, advancing 73.6% after Johnson & Johnson (JNJ) agreed to acquire the company for $30 billion. Within Industrials, Air Canada (AC) gained 95.5% as positive quarterly results and guidance reflected a more favorable pricing environment. The company also announced plans to take its lucrative loyalty program in-house once its agreement with Aimia ends in

Victory Trivalent International Fund-Core Equity (continued)

2020. Information Technology holding, Logitech International (LOGI), was also among the top contributors during the year. The Swiss computing and entertainment peripherals company jumped 130.9% as revenues and margins exceeded expectations. Growth was evident across all product segments and full year revenue guidance was raised.

On the downside, underperformance was centered in the Consumer Discretionary and Consumer Staples sectors. Pandora (P), the global branded jewelry company, was the top detractor, down 29.9% as sales growth was disappointing in North America and Europe. The stock has declined on concerns that lower growth is signaling a secular trend rather than a one-off miss. Within Consumer Staples, Dutch food retailer, Royal Ahold Delhaize (AD), fell 11.6% after Amazon (AMZN) announced plans to acquire upscale grocery chain, Whole Foods Market (WFM). Major grocers across the globe were down on the news on concerns that Amazon will disrupt the grocery industry through its competitive advantage in e-commerce sales. Reckitt Benckiser (RB) also detracted from relative performance. The UK home and personal care company dropped 8.7% following weaker than expected quarterly results on sluggish sales growth.

Market Outlook

After a strong start to 2017, the fundamental backdrop for international equity markets remains positive. Within the Eurozone, accommodative fiscal and monetary policy have supported an economic upturn in Europe's largest economies, notably Germany and France. Business and consumer confidence continues to gain momentum as the European Commission's Economic Sentiment Indicator jumped to its highest level since August 2007. Political risks have subsided in the Eurozone following the results of the French presidential election. The pro-European candidate's decisive victory has eased fears of populism spreading throughout Europe. Prolonged Brexit uncertainty remains a risk and the UK's domestic market may continue to face challenges until there is more clarity over the direction of negotiations with the European Union. The Brexit withdrawal process will be a multi-year event and we continue to maintain a balanced approach within the UK, focusing on key risks including Pound sterling exposure, consumer confidence, and business activity. Within Asia, Japan's business and consumer confidence have reached three year highs, supported by a weaker yen, strong corporate profits and improving global growth. China's growth in industrial production and consumer spending are likely to remain stable despite tighter monetary policy and continued efforts by the government to deleverage. India remains the fastest growing emerging market economy, and the International Monetary Fund (IMF) recently called for economic reforms to spur growth further. We believe that opportunities for relative outperformance remain, particularly among the diverse and broad segment of international equities. We will maintain our portfolio construction guidelines and we remain confident that over the long-run, high quality companies with improving business momentum and attractive valuations will outperform the overall market.

Victory Trivalent International Fund-Core Equity (continued)

Average Annual Return

Year Ended June 30, 2017

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/16/07		8/16/07		8/16/07	3/3/15	8/16/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI ACWI ex USA Index (Net Dividends)
One Year	18.95%	12.06%	18.01%	17.01%	19.47%	19.39%	19.28%	20.45%
Three Year	1.55%	–0.44%	0.76%	0.76%	2.05%	N/A	1.77%	0.80%
Five Year	9.24%	7.96%	8.43%	8.43%	9.83%	N/A	9.50%	7.22%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	0.10%	–0.50%	–0.68%	–0.68%	0.61%	3.78%	0.34%	N/A
Expense Ratios
Gross	1.81%		2.34%		4.03%	2.20%	1.29%
With Applicable Waivers	1.14%		1.89%		0.77%	0.75%	0.89%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated April 5, 2017. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent International Fund-Core Equity — Growth of $10,000

1The MSCI ACWI ex USA Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 44 country indices comprising 23 developed and 21 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do no reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent International Small-Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Market Environment

International small cap equity markets posted strong gains over the past twelve months, supported by widespread earnings growth and encouraging economic data from the world's largest economies. For the trailing year ending June 30, 2017, the S&P® Developed ex U.S. SmallCap Index ("Index") rose 21.83% while the Fund (class A Shares at net asset value) outperformed the Index returning 22.04%. There was wide dispersion among country returns with European equities leading the way up 33.4% as Eurozone manufacturing growth reached a six-year high. Italy, Israel and Finland posted the highest gains, up 41.5%, 41.4% and 40.1% respectively. Japan, the largest weighted country in the Index, advanced 21.5% as the Bank of Japan raised its economic growth forecasts over the next two years. Japan's first quarter GDP grew faster than expected, marking the country's fifth straight quarter of economic growth. On the downside, South Korea was the only country with a negative return, down 1.5% on sluggish domestic demand.

All eleven economic sectors rose during the period. Industrials was the strongest sector, gaining 30.7%, followed by Information Technology (+30.3%), and Financials (+30.0%). Although Energy stocks were the laggards, the sector was still up 5.1% despite a 3.5% drop in the price of oil during the period.

Portfolio Review

Overall security selection was positive and accounted for most of the Fund's outperformance. Excess returns were generated in four of five regions and seven of the eleven economic sectors. Notable outperformance was generated in the Health Care, Industrials and Information Technology sectors. French pharmaceutical company, Ipsen, was the top contributor, returning 123.1% after reporting strong sales, particularly for its oncology franchise in the U.S. Within Information Technology, Logitech International (LOGI), a Swiss computing and entertainment peripherals company, rose 130.9% as revenues and margins exceeded expectations. Growth was evident across all product segments and full year revenue guidance was raised. Another top contributor was Duerr AG (DUE), one of the Fund's top

Victory Trivalent International Small-Cap Fund (continued)

holdings. The German industrial company rose 59.8% as margins within the company's woodworking machinery division have steadily improved since being acquired in 2014.

On the downside, the majority of the Fund's underperformance was centered in Canada, particularly in the Energy and Materials sectors. Two Canadian listed gold producers, Semafo (SMF) and OceanaGold (OCANF), were the top detractors during the period. Semafo declined 55.0% as production numbers fell short of expectations. OceanaGold was down 20.5% following an announcement by the Philippines government to potentially suspend the company's operations in the country due to environmental concerns. Within Energy, Painted Pony (TSE: PONY), a Canadian natural gas producer, was down 37.6% on concerns over weak commodity prices. Management also announced an equity issuance to finance a proposed acquisition in the company's core operating area, which was negatively received by the market.

Market Outlook

After a strong start to 2017, the fundamental backdrop for international small cap equity markets remains positive. Within the Eurozone, accommodative fiscal and monetary policy have supported an economic upturn in Europe's largest economies, notably Germany and France. Business and consumer confidence continues to gain momentum as the European Commission's Economic Sentiment Indicator jumped to its highest level since August 2007. Political risks have subsided in the Eurozone following the results of the French presidential election. The pro-European candidate's decisive victory has eased fears of populism spreading throughout Europe. Prolonged Brexit uncertainty remains a risk and the UK's domestic market may continue to face challenges until there is more clarity over the direction of negotiations with the European Union. The Brexit withdrawal process will be a multi-year event and we continue to maintain a balanced approach within the UK, focusing on key risks including Pound sterling exposure, consumer confidence, and business activity. Within Asia, Japan's business and consumer confidence have reached three year highs, supported by a weaker yen, strong corporate profits and improving global growth. We believe opportunities for relative outperformance remain, particularly among the diverse and broad segment of international small cap equities. We will maintain our portfolio construction guidelines and we remain confident that over the long-run, high quality companies with improving business momentum and attractive valuations will outperform the overall market.

Victory Trivalent International Small-Cap Fund (continued)

Average Annual Return

Year Ended June 30, 2017

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/17/07		8/17/07		8/17/07	6/1/12	8/17/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P® Developed ex-U.S. SmallCap Index
One Year	22.04%	15.03%	21.14%	20.14%	22.45%	22.28%	22.27%	21.83%
Three Year	5.12%	3.06%	4.36%	4.36%	5.56%	5.41%	5.38%	4.86%
Five Year	14.05%	12.70%	13.20%	13.20%	14.52%	14.38%	14.34%	12.17%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	3.82%	3.20%	3.04%	3.04%	4.29%	15.70%	4.06%	N/A
Expense Ratios
Gross	1.78%		2.39%		1.21%	1.33%	1.40%
With Applicable Waivers	1.38%		2.13%		0.98%	1.13%	1.13%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2016, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent International Small-Cap Fund — Growth of $10,000

1The S&P® Developed ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory INCORE Total Return Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Economic Summary

The U.S. economy continued along its modest growth trend over the past fiscal year. While real GDP was lumpy from quarter to quarter, personal consumption continued to carry the economy, due to anemic business and government spending. Along the way, the yield on the 10 year U.S. Treasury climbed from a low of 1.3% to a high of 2.6% based on post-election optimism, before closing the last quarter at 2.3%. Optimism for improved growth and productivity from the new administration's pro-business policy agenda quickly dissipated due to Washington gridlock, but the Fed found enough evidence to continue normalizing interest rates.

Eight years into the expansion, unemployment has declined to 4.3%, yet inflation remains stubbornly below the Fed's 2% target, with the U.S. Personal Consumption Expenditure Core Price Index at 1.4% year-over-year and core CPI stuck in a narrow but stable channel since 2012. A lack of progress on the fiscal policy front combined with reduced inflation expectations, have left investors skeptical of the Fed's adherence to current policy. Their dual labor and inflation mandate has been at odds and sending conflicting signals regarding the urgency for further tightening. While the lack of wage inflation signifies slack in the labor force, debate over how to respond to conflicting signals seems settled — the Fed is reasonably confident acting preemptively even with only moderate progress towards the 2% inflation target, citing "transitory" factors for recent softness. Additional jawboning focused on the dangers of frothy financial conditions in stocks and real estate, illustrating that the Fed is attempting to add a third mandate, providing further justification for higher rates regardless of the hard data on inflation.

The FOMC raised rates 25 bps, as expected at the June 2017 meeting, to a range of 1.0-1.25% and indicated another increase to come this year. This marks the fourth increase in this expansion. Importantly, they announced formal balance sheet reduction plans, but with an undetermined start date. More aggressive than previously indicated, the $4.5 trillion balance-sheet will roll-off initially with a monthly cap of $10 billion and ultimately reaching $50

Victory INCORE Total Return Bond Fund (continued)

billion one year out. Further complicating the normalization process, President Trump could meaningfully alter the Fed's Board of Governors in 2018. With three vacancies on the seven member board to fill plus Chair Yellen and vice chairman Stanley Fischer's terms ending in February and June respectively, the approach to monetary policy could change significantly next year, and has the potential to become a source of volatility.

While growth has been uneven this year, it hasn't departed the modest growth trend characteristic of the current expansion. A strong job market, elevated sentiment and improved finances are a source of strength for household spending. Recent survey results from the Institute for Supply Management indicate manufacturing is on solid footing, a positive sign amid fading expectations that the government will deliver a fiscal boost in the near future. We continue to expect consumers to carry the economy through the late innings of this expansion. Economists' median growth expectation for next year is 2.3%, while the Fed's median forecast calls for 2.1% growth, three rate hikes and a longer run terminal rate of 3%. Absent a major catalyst to improve productivity and growth, we remain skeptical that the Fed will reach its 3% target in this cycle.

The persistent influence of overseas quantitative easing and benign inflation expectations on long term rates while the Fed gradually pushes up short real rates has flattened the curve further, an indicator to us that the risk/return opportunity continues to weaken. With the yield curve flattening, our sector allocation model continues to gradually reduce risk by decreasing our overweight to corporate credit. With the Fed intent on raising rates further and risk premiums relatively low, history tells us that rate hiking cycles rarely end well for investors.

Market Summary and Fund Attribution

The Bloomberg Barclays U.S. Aggregate Bond Index ("Index") returned -0.31% over the past year, driven by the rise in rates that occurred in the latter part of 2016. The mortgage backed securities ("MBS") and commercial mortgage backed securities sectors were a drag on performance while Financial and Industrial corporate credits performed well. High yield corporates produced a total return of 12.7% compared to investment grade corporates, which produced a 2.3% total return. The excess return (return in excess of a portfolio of duration-matched U.S. Treasuries) for the year was 1.48% and positive across all sectors. High yield corporate credits produced a 14.0% excess return compared to investment grade corporate credits at 5.1%, while Industrials led Financials and Utilities with a 5.35% excess return.

The Fund (Class A shares at net asset value) outperformed the Index over the past fiscal year returning 0.97%. The sector allocation decision to overweight credit and underweight the Treasury sector was the dominate driver of relative performance. Industrials and Financials were the largest sector drivers, but adverse credit selection within Financials offset a portion of the return. The Fund's allocation to the MBS sector detracted from performance as did adverse selection within the sector. Duration detracted from the return while yield curve positioning was positive.

Victory INCORE Total Return Bond Fund (continued)

Average Annual Return

Year Ended June 30, 2017

	Class A		Class C		Class R6	Class Y
INCEPTION DATE	12/9/92		3/25/96		3/3/15	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Barclays U.S. Aggregate Bond Index
One Year	0.97%	–1.05%	0.13%	–0.85%	1.19%	1.17%	–0.31%
Three Year	1.41%	0.71%	0.60%	0.60%	N/A	1.64%	2.48%
Five Year	2.45%	2.05%	1.67%	1.67%	N/A	2.69%	2.21%
Ten Year	4.21%	4.00%	3.43%	3.43%	N/A	4.47%	4.48%
Since Inception	4.92%	4.83%	3.86%	3.86%	1.54%	5.12%	N/A
Expense Ratios
Gross	1.14%		2.06%		1.65%	0.67%
With Applicable Waivers	0.91%		1.66%		0.64%	0.66%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2016, as amended. Additional information pertaining to the Fund's expense ratios as of June 30, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Total Return Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgagebacked securities (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities and commercial mortgage-backed securities. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.6%)
Banks (24.5%):
Atlantic Capital Bancshares, Inc. (a)	46,276	$879
Banc of California, Inc. (b)	40,719	875
Bridge Bancorp, Inc.	25,405	846
Centerstate Banks, Inc.	31,300	778
Enterprise Financial Services Corp.	31,600	1,289
FB Financial Corp. (a)	26,702	966
Financial Institutions, Inc.	43,250	1,289
First BanCorp	45,157	1,412
First Foundation, Inc. (a) (b)	58,900	968
First Internet Bancorp	38,137	1,070
Franklin Financial Network, Inc. (a)	31,293	1,291
German American BanCorp	42,455	1,447
Green Bancorp, Inc. (a)	61,585	1,195
Guaranty Bancorp	42,841	1,165
HarborOne BanCorp, Inc. (a)	45,880	916
Heritage Commerce Corp.	81,335	1,121
Heritage Financial Corp.	68,500	1,814
Hometrust Bancshares, Inc. (a)	54,081	1,320
Independent Bank Corp.	66,290	1,442
Mainsource Financial Group, Inc.	44,485	1,491
Mercantile Bank Corp.	40,465	1,274
Opus Bank	38,785	939
Pacific Premier Bancorp, Inc. (a)	34,341	1,267
Peoples BanCorp, Inc.	29,634	952
People's Utah Bancorp	31,954	856
Seacoast Banking Corp. of Florida (a)	56,187	1,354
State Bank Financial Corp.	58,238	1,579
Stonegate Bank	19,100	882
Trico Bancshares	44,704	1,571
Univest Corp. of Pennsylvania	57,219	1,714
Washington Trust BanCorp, Inc.	24,688	1,273
		37,235
Capital Markets (2.1%):
Cowen Group, Inc., Class A (a)	89,600	1,456
Diamond Hill Investment Group, Inc.	4,808	959
Ladenburg Thalmann Financial Services, Inc. (a)	352,014	859
		3,274
Consumer Discretionary (14.6%):
Carrols Restaurant Group, Inc. (a)	128,212	1,570
Century Communities, Inc. (a)	51,606	1,280
Entravision Communications Corp.	166,728	1,100
Gray Television, Inc. (a)	124,294	1,703
Haverty Furniture Cos., Inc.	18,403	462
Iconix Brand Group, Inc. (a)	132,501	916
K12, Inc. (a)	63,285	1,134
Kirkland's, Inc. (a)	43,818	450

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
M/I Homes, Inc. (a)	47,720	$1,362
Malibu Boats, Inc., Class A (a)	56,835	1,471
Marcus Corp.	49,925	1,508
MarineMax, Inc. (a)	61,257	1,198
Modine Manufacturing Co. (a)	91,459	1,514
Nautilus, Inc. (a)	52,501	1,005
Perry Ellis International, Inc. (a)	47,543	925
Pinnacle Entertainment, Inc. (a)	56,020	1,107
Ruth's Hospitality Group, Inc.	66,700	1,451
Spartan Motors, Inc.	130,400	1,154
Tower International, Inc.	51,462	1,155
		22,465
Consumer Finance (0.7%):
Ezcorp, Inc. (a)	135,702	1,045
Energy (5.7%):
Bill Barrett Corp. (a)	142,925	439
Earthstone Energy, Inc., Class A (a)	94,717	948
Mammoth Energy Services, Inc. (a)	62,689	1,166
Natural Gas Services Group, Inc. (a)	42,500	1,056
Newpark Resources, Inc. (a)	147,922	1,087
Pioneer Energy Services Corp. (a)	319,569	655
Ring Energy, Inc. (a)	114,010	1,483
Sanchez Energy Corp. (a) (b)	155,500	1,116
Smart Sand, Inc. (a)	80,006	713
		8,663
Health Care (7.4%):
Addus HomeCare Corp. (a)	48,435	1,802
Capital Senior Living Corp. (a)	88,467	1,346
Invacare Corp.	76,434	1,009
LHC Group, Inc. (a)	40,085	2,721
Orthofix International NV (a)	28,110	1,307
PharMerica Corp. (a)	47,693	1,252
RTI Surgical, Inc. (a)	193,209	1,130
US Physical Therapy, Inc.	11,730	708
		11,275
Industrials (14.5%):
ArcBest Corp.	45,404	935
Babcock & Wilcox Enterprises, Inc. (a)	103,800	1,221
Ceco Environmental Corp.	116,400	1,068
Columbus McKinnon Corp.	44,700	1,136
Covenant Transport Group, Inc., Class A (a)	62,897	1,103
CRA International, Inc.	24,699	897
CSW Industrials, Inc. (a)	34,152	1,320
DXP Enterprise, Inc. (a)	32,825	1,132
Echo Global Logistics, Inc. (a)	66,324	1,319
Engility Holdings, Inc. (a)	39,196	1,113
Federal Signal Corp.	74,700	1,298
Global Brass & Copper Holdings, Inc.	27,500	840

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Great Lakes Dredge & Dock Corp. (a)	237,301	$1,020
Manitex International, Inc. (a)	107,335	749
MYR Group, Inc. (a)	14,398	447
MYR Group, Inc. (a) (c)	19,302	599
NN, Inc.	38,850	1,066
Orion Group Holdings, Inc. (a)	105,500	788
Park-Ohio Holdings Corp.	23,900	911
PGT, Inc. (a)	79,750	1,021
SP Plus Corp. (a)	33,900	1,036
Titan International, Inc.	102,811	1,235
		22,254
Information Technology (8.5%):
ADTRAN, Inc.	49,542	1,023
Applied Optoelectronics, Inc. (a) (b)	12,760	788
Axcelis Technologies, Inc. (a)	31,626	663
Cohu, Inc.	61,600	970
Extreme Networks, Inc. (a)	141,219	1,302
FormFactor, Inc. (a)	109,634	1,359
Harmonic, Inc. (a) (b)	244,158	1,282
Ichor Holdings Ltd. (a)	31,967	644
IXYS Corp. (a)	77,126	1,269
Nanometrics, Inc. (a)	40,127	1,015
Neophotonics Corp. (a)	144,653	1,117
Photronics, Inc. (a)	87,141	819
Ultra Clean Holdings, Inc. (a)	36,114	677
		12,928
Insurance (2.0%):
HCI Group, Inc. (b)	20,600	968
State National Companies, Inc.	68,684	1,263
Stewart Information Services	18,300	830
		3,061
Materials (3.0%):
Century Aluminum Co. (a)	53,724	837
Haynes International, Inc.	36,000	1,307
Ryerson Holding Corp. (a)	104,310	1,033
Schnitzer Steel Industries, Inc.	56,788	1,431
		4,608
Real Estate (7.1%):
Bluerock Residential Growth REIT, Inc.	70,808	913
CareTrust REIT, Inc.	44,737	829
Cedar Realty Trust, Inc.	236,800	1,148
First Potomac Realty Trust	120,312	1,337
Independence Realty Trust, Inc.	121,312	1,197
MedEquities Realty Trust, Inc.	89,600	1,131
Monmouth Real Estate Investment Corp., Class A	91,000	1,370
NexPoint Residential Trust, Inc.	40,741	1,014
Tier REIT, Inc.	58,700	1,085
Urstadt Biddle Properties, Inc., Class A	41,690	825
		10,849

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Thrifts & Mortgage Finance (6.5%):
Bank Mutual Corp.	123,200	$1,127
First Defiance Financial Corp.	18,450	972
Homestreet, Inc. (a)	55,200	1,528
Oceanfirst Financial Corp.	48,376	1,312
PCSB Financial Corp. (a)	58,000	989
Territorial BanCorp, Inc.	33,531	1,046
United Community Financial Corp.	156,100	1,297
United Financial Bancorp, Inc.	100,677	1,681
		9,952
Total Common Stocks (Cost $118,637)		147,609
Collateral for Securities Loaned (2.8%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.86% (d)	3,597,544	3,598
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.82% (d)	674,870	675
Total Collateral for Securities Loaned (Cost $4,273)		4,273
Total Investments (Cost $122,910) — 99.4%		151,882
Other assets in excess of liabilities — 0.6%		901
NET ASSETS — 100.00%		$152,783

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2017, the fair value of these securities was $599 (thousands) and amounted to 0.4% of net assets.

(d)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2017.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.5%)
Consumer Discretionary (12.7%):
Advance Auto Parts, Inc.	1,794	$209
Aramark	12,851	527
Brunswick Corp.	6,041	379
Buffalo Wild Wings, Inc. (a)	2,522	320
Coach, Inc.	7,723	366
Cooper Tire & Rubber Co.	8,637	312
D.R. Horton, Inc.	14,970	517
Dana Holding Corp.	15,565	347
Hanesbrands, Inc.	19,660	455
Live Nation Entertainment, Inc. (a)	13,439	468
MGM Resorts International	11,744	367
Newell Brands, Inc.	6,076	326
PVH Corp.	3,780	433
Royal Caribbean Cruises Ltd.	4,982	544
TEGNA, Inc.	30,193	435
Urban Outfitters, Inc. (a)	12,126	225
Wyndham Worldwide Corp.	4,505	452
		6,682
Consumer Staples (2.9%):
Constellation Brands, Inc., Class A	2,002	388
Hormel Foods Corp.	11,796	402
Lamb Weston Holdings, Inc.	8,696	383
Pinnacle Foods, Inc.	5,806	345
		1,518
Energy (6.1%):
Baker Hughes, Inc.	10,001	545
Diamondback Energy, Inc. (a)	5,981	531
Nabors Industries Ltd.	52,102	424
National Oilwell Varco, Inc.	12,239	403
Noble Energy, Inc.	16,570	469
Parsley Energy, Inc., Class A (a)	17,792	494
US Silica Holdings, Inc.	8,595	305
		3,171
Financials (19.7%):
Ally Financial, Inc.	32,106	671
American Financial Group, Inc.	6,313	628
Arch Capital Group Ltd. (a)	6,616	618
E*TRADE Financial Corp. (a)	14,404	548
Fifth Third Bancorp	25,427	660
FNF Group	13,412	601
Hartford Financial Services Group, Inc.	13,265	698
Huntington Bancshares, Inc.	42,519	575
Lincoln National Corp.	7,894	533
LPL Financial Holdings, Inc.	9,128	388
PacWest Bancorp	13,200	616
Raymond James Financial, Inc.	6,950	557

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SunTrust Banks, Inc.	14,241	$807
Synovus Financial Corp.	12,602	558
The Allstate Corp.	4,832	427
Unum Group	11,165	521
Voya Financial, Inc.	11,691	431
Zions BanCorp	10,516	462
		10,299
Health Care (7.7%):
Cardinal Health, Inc.	6,516	508
Centene Corp. (a)	5,553	444
Hill-Rom Holdings, Inc.	7,169	571
Laboratory Corp. of America Holdings (a)	4,906	755
Molina Healthcare, Inc. (a)	5,203	360
Perrigo Co. PLC	5,422	409
The Cooper Co., Inc.	1,800	431
Zimmer Biomet Holdings, Inc.	4,049	520
		3,998
Industrials (11.8%):
BWX Technologies, Inc.	5,768	281
Cummins, Inc.	3,582	581
EMCOR Group, Inc.	6,416	419
Genesee & Wyoming, Inc., Class A (a)	5,217	357
Huntington Ingalls Industries, Inc.	1,884	351
ITT, Inc.	12,597	506
JetBlue Airways Corp. (a)	23,309	532
Navistar International Corp. (a)	13,387	351
Old Dominion Freight Line, Inc.	4,364	415
Owens Corning, Inc.	7,101	475
Stanley Black & Decker, Inc.	3,754	528
Timken Co.	5,316	246
USG Corp. (a)	9,954	289
Welbilt, Inc. (a)	18,600	351
XPO Logistics, Inc. (a)	7,100	459
		6,141
Information Technology (9.5%):
ARRIS International PLC (a)	12,496	350
Arrow Electronics, Inc. (a)	4,852	380
CACI International, Inc., Class A (a)	3,710	464
Ciena Corp. (a)	20,867	522
CommScope Holding Co., Inc. (a)	12,120	461
Cypress Semiconductor Corp.	22,716	310
Flextronics International Ltd. (a)	24,452	399
HP, Inc.	21,610	377
Marvell Technology Group Ltd.	22,918	379
Microsemi Corp. (a)	7,287	341
Nuance Communications, Inc. (a)	19,157	334
ON Semiconductor Corp. (a)	25,429	357
Western Digital Corp.	3,178	282
		4,956

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (6.3%):
Albemarle Corp.	4,116	$434
Allegheny Technologies, Inc.	14,565	248
Freeport-McMoRan, Inc. (a)	33,137	398
Martin Marietta Materials, Inc.	1,883	419
Nucor Corp.	8,074	467
Trinseo SA	6,045	415
Vulcan Materials Co.	3,031	384
Westlake Chemical Corp.	8,293	550
		3,315
Real Estate (10.0%):
American Campus Communities, Inc.	10,795	511
DDR Corp.	62,654	568
Duke Realty Investments, Inc.	25,082	701
Forest City Realty Trust, Inc., Class A	18,071	437
Ggp US	22,096	521
HCP, Inc.	8,300	265
Host Hotels & Resorts, Inc.	25,973	475
Mid-America Apartment Communities, Inc.	6,022	635
Prologis, Inc.	8,176	479
Welltower, Inc.	8,387	628
		5,220
Telecommunication Services (0.7%):
CenturyLink, Inc. (b)	14,650	350
Utilities (10.1%):
Alliant Energy Corp.	12,882	517
Atmos Energy Corp.	6,224	516
Calpine Corp. (a)	30,908	418
DTE Energy Co.	5,772	611
Edison International	5,907	462
FirstEnergy Corp.	17,961	524
Great Plains Energy, Inc.	20,277	594
Pinnacle West Capital Corp.	6,126	522
PPL Corp.	18,950	732
UGI Corp.	8,005	388
		5,284
Total Common Stocks (Cost $45,555)		50,934
Collateral for Securities Loaned (0.7%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.86% (c)	292,584	293
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.82% (c)	54,886	55
Total Collateral for Securities Loaned (Cost $348)		348
Total Investments (Cost $45,903) — 98.2%		51,282
Other assets in excess of liabilities — 1.8%		946
NET ASSETS — 100.00%		$52,228

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2017.

PLC — Public Liability Co.

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.3%)
Banks (18.8%):
Banc of California, Inc. (a)	645,900	$13,887
BancorpSouth, Inc.	471,381	14,377
BankUnited, Inc.	713,674	24,058
Banner Corp.	394,680	22,303
Central Pacific Financial Corp.	666,269	20,967
First Commonwealth Financial Corp.	873,230	11,073
First Financial Bancorp	791,790	21,933
First Hawaiian, Inc.	691,339	21,169
First Horizon National Corp.	1,648,320	28,714
Hancock Holding Co.	322,097	15,783
Hope Bancorp, Inc.	1,240,786	23,141
IBERIABANK Corp.	379,653	30,941
International Bancshares Corp.	571,890	20,045
Old National Bancorp	1,037,789	17,902
Pacific Premier Bancorp, Inc. (b)	213,700	7,886
PacWest Bancorp	583,336	27,242
State Bank Financial Corp.	724,796	19,656
Synovus Financial Corp.	984,960	43,574
United Community Banks, Inc.	1,028,379	28,589
Westamerica BanCorp (a)	316,264	17,723
Western Alliance BanCorp (b)	588,509	28,954
		459,917
Capital Markets (2.3%):
Investment Technology Group, Inc.	556,578	11,822
LPL Financial Holdings, Inc.	384,847	16,341
Stifel Financial Corp. (b)	603,820	27,763
		55,926
Consumer Discretionary (11.1%):
Abercrombie & Fitch Co., Class A	493,100	6,134
Adtalem Global Education, Inc.	510,364	19,368
Buffalo Wild Wings, Inc. (b)	131,400	16,648
CalAtlantic Group, Inc.	672,820	23,784
Caleres, Inc.	866,408	24,069
Cooper Tire & Rubber Co.	469,020	16,932
Dana Holding Corp.	813,622	18,168
Genesco, Inc. (b)	390,023	13,222
G-III Apparel Group Ltd. (b)	427,500	10,666
Gray Television, Inc. (b)	1,391,011	19,057
ILG, Inc.	923,713	25,393
Penn National Gaming, Inc. (b)	1,293,743	27,686
Sally Beauty Holdings, Inc. (b)	556,400	11,267
TEGNA, Inc.	1,314,500	18,942
TRI Pointe Group, Inc. (b)	1,227,076	16,185
Urban Outfitters, Inc. (a) (b)	545,800	10,119
		277,640
See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (2.5%):
Casey's General Stores, Inc.	148,250	$15,879
Cott Corp.	1,228,317	17,737
Hostess Brands, Inc. (b)	822,100	13,236
Sanderson Farms, Inc.	139,900	16,179
		63,031
Energy (3.1%):
Basic Energy Services, Inc. (b)	369,800	9,208
Callon Petroleum Co. (b)	1,321,872	14,025
Nabors Industries Ltd.	804,878	6,552
Oasis Petroleum, Inc. (b)	1,146,636	9,230
RSP Permian, Inc. (b)	510,043	16,460
Smart Sand, Inc. (a) (b)	1,224,201	10,908
US Silica Holdings, Inc.	290,200	10,299
		76,682
Health Care (5.7%):
Charles River Laboratories International, Inc. (b)	196,865	19,913
CONMED Corp.	396,345	20,189
Haemonetics Corp. (b)	329,271	13,003
Hill-Rom Holdings, Inc.	231,186	18,405
Magellan Health, Inc. (b)	272,138	19,839
Molina Healthcare, Inc. (b)	253,935	17,567
PharMerica Corp. (b)	749,165	19,666
Select Medical Holdings Corp. (b)	727,757	11,171
		139,753
Industrials (17.8%):
Actuant Corp., Class A	527,510	12,977
Aerojet Rocketdyne Holdings, Inc. (b)	702,515	14,612
Air Transport Services Group, Inc. (b)	686,900	14,961
BMC Stock Holdings, Inc. (b)	826,700	18,063
BWX Technologies, Inc.	268,969	13,112
EMCOR Group, Inc.	435,144	28,450
Engility Holdings, Inc. (b)	649,659	18,450
Esterline Technologies Corp. (b)	222,058	21,052
General Cable Corp.	1,551,239	25,363
Genesee & Wyoming, Inc., Class A (b)	248,528	16,997
Harsco Corp. (b)	795,246	12,803
Hawaiian Holdings, Inc. (b)	393,270	18,464
ITT, Inc.	396,684	15,939
Meritor, Inc. (b)	1,401,867	23,285
Saia, Inc. (b)	447,037	22,933
SkyWest, Inc.	459,573	16,131
Swift Transportation Co. (b)	865,806	22,944
The Greenbrier Cos., Inc. (a)	430,441	19,908
Timken Co.	250,032	11,564
Univar, Inc. (b)	749,486	21,885
USG Corp. (b)	449,867	13,055
Wabash National Corp.	745,400	16,384

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Welbilt, Inc. (a) (b)	671,235	$12,653
XPO Logistics, Inc. (b)	383,799	24,805
		436,790
Information Technology (9.9%):
ADTRAN, Inc.	676,135	13,962
Benchmark Electronics, Inc. (b)	481,920	15,566
CACI International, Inc., Class A (b)	203,833	25,489
Ciena Corp. (b)	1,182,554	29,588
Cypress Semiconductor Corp. (a)	886,807	12,105
Diodes, Inc. (b)	877,716	21,091
Entegris, Inc. (b)	529,776	11,629
Finisar Corp. (b)	525,600	13,655
FormFactor, Inc. (b)	1,107,070	13,727
Photronics, Inc. (b)	1,002,075	9,420
Plexus Corp. (b)	280,331	14,737
Tech Data Corp. (b)	272,830	27,556
TTM Technologies, Inc. (b)	773,227	13,423
Vishay Intertechnology, Inc.	1,176,666	19,533
		241,481
Insurance (5.0%):
American Equity Investment Life Holding Co.	762,842	20,048
Assured Guaranty Ltd.	424,184	17,705
CNO Financial Group, Inc.	760,129	15,871
James River Group Holdings Ltd.	338,039	13,430
Primerica, Inc.	231,432	17,531
RLI Corp.	244,085	13,332
Stewart Information Services	275,878	12,519
The Navigators Group, Inc.	234,476	12,873
		123,309
Materials (5.3%):
AK Steel Holding Corp. (b)	2,607,450	17,131
Allegheny Technologies, Inc. (a)	1,098,161	18,680
Century Aluminum Co. (b)	865,606	13,486
Huntsman Corp.	721,600	18,646
Quaker Chemical Corp.	100,766	14,634
Trinseo SA	406,281	27,912
Tronox Ltd., Class A	1,403,184	21,216
		131,705
Real Estate (7.6%):
Cousins Properties, Inc.	2,298,740	20,206
DDR Corp.	1,501,500	13,619
DiamondRock Hospitality Co.	1,374,012	15,045
Education Realty Trust, Inc.	456,848	17,703
First Industrial Realty Trust, Inc.	719,793	20,600
Kite Realty Group Trust	932,597	17,654
Mack Cali Realty Corp.	622,458	16,894
Medical Properties Trust, Inc.	1,357,666	17,473
Pennsylvania Real Estate Invesment Trust	852,560	9,651

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Physicians Realty Trust	691,258	$13,922
Sunstone Hotel Investors, Inc.	1,410,437	22,735
		185,502
Thrifts & Mortgage Finance (2.5%):
Astoria Financial Corp.	1,006,609	20,283
Homestreet, Inc. (b)	452,500	12,523
MGIC Investment Corp. (b)	2,629,684	29,453
		62,259
Utilities (5.7%):
ALLETE, Inc.	333,859	23,931
Black Hills Corp.	261,510	17,644
New Jersey Resources Corp.	362,040	14,373
NorthWestern Corp.	316,364	19,305
ONE Gas, Inc.	226,000	15,777
PNM Resources, Inc.	521,033	19,930
South Jersey Industries, Inc.	428,996	14,659
Southwest Gas Corp.	206,200	15,065
		140,684
Total Common Stocks (Cost $1,948,456)		2,394,679
Exchange-Traded Funds (1.0%)
iShares Russell 2000 Value Index Fund	206,595	24,558
Total Exchange-Traded Funds (Cost $24,417)		24,558
Collateral for Securities Loaned (2.8%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.86% (c)	58,285,084	58,285
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.82% (c)	10,933,812	10,934
Total Collateral for Securities Loaned (Cost $69,219)		69,219
Total Investments (Cost $2,042,092) — 101.1%		2,488,456
Liabilities in excess of other assets — (1.1)%		(26,426)
NET ASSETS — 100.00%		$2,462,030

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2017.

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.4%)
Banks (11.4%):
BankUnited, Inc.	17,353	$585
Comerica, Inc.	8,898	652
First Hawaiian, Inc.	13,332	408
Huntington Bancshares, Inc.	31,324	424
PacWest Bancorp	20,951	978
Synovus Financial Corp.	28,546	1,262
Westamerica BanCorp (a)	4,929	276
Western Alliance BanCorp (b)	18,157	893
Zions BanCorp	18,757	824
		6,302
Capital Markets (4.7%):
E*TRADE Financial Corp. (b)	23,780	903
Investment Technology Group, Inc.	10,900	232
LPL Financial Holdings, Inc.	10,822	460
Raymond James Financial, Inc.	7,650	614
Stifel Financial Corp. (b)	8,479	390
		2,599
Consumer Discretionary (11.2%):
Aramark	13,474	552
Brunswick Corp.	6,768	425
Buffalo Wild Wings, Inc. (b)	2,947	373
CalAtlantic Group, Inc.	12,733	450
Caleres, Inc.	15,471	430
Cooper Tire & Rubber Co.	9,404	339
D.R. Horton, Inc.	11,660	403
Dana Holding Corp.	17,288	387
G-III Apparel Group Ltd. (b)	9,715	242
Hanesbrands, Inc. (a)	21,799	505
Live Nation Entertainment, Inc. (b)	18,135	632
Sally Beauty Holdings, Inc. (b)	12,000	243
TEGNA, Inc.	35,270	508
Urban Outfitters, Inc. (b)	12,612	234
Wyndham Worldwide Corp.	6,044	607
		6,330
Consumer Finance (2.1%):
Ally Financial, Inc.	56,786	1,187
Consumer Staples (3.4%):
Casey's General Stores, Inc.	3,556	381
Hostess Brands, Inc. (b)	18,637	300
Lamb Weston Holdings, Inc.	9,455	416
Pilgrim's Pride Corp. (b)	16,221	356
Pinnacle Foods, Inc.	7,196	427
		1,880
Diversified Financial Services (0.8%):
Voya Financial, Inc.	12,743	470

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (3.5%):
Diamondback Energy, Inc. (b)	4,614	$410
Nabors Industries Ltd.	30,797	251
Parsley Energy, Inc., Class A (b)	18,937	525
RSP Permian, Inc. (b)	15,675	506
US Silica Holdings, Inc.	7,364	261
		1,953
Health Care (4.1%):
Centene Corp. (b)	5,936	474
Charles River Laboratories International, Inc. (b)	3,898	394
Hill-Rom Holdings, Inc.	7,395	589
Molina Healthcare, Inc. (b)	5,647	391
The Cooper Co., Inc.	1,956	468
		2,316
Industrials (16.1%):
Actuant Corp., Class A	11,959	294
Aerojet Rocketdyne Holdings, Inc. (b)	14,930	311
BWX Technologies, Inc.	6,019	293
EMCOR Group, Inc.	8,903	582
General Cable Corp.	35,812	586
Genesee & Wyoming, Inc., Class A (b)	7,035	481
Harsco Corp. (b)	17,964	289
Huntington Ingalls Industries, Inc.	2,398	446
ITT, Inc.	10,597	426
JetBlue Airways Corp. (b)	21,313	487
Manpowergroup, Inc.	4,879	545
Meritor, Inc. (b)	31,787	529
Old Dominion Freight Line, Inc.	5,493	523
Owens Corning, Inc.	8,749	586
Swift Transportation Co. (b)	19,365	513
Timken Co.	5,605	259
Univar, Inc. (b)	17,107	500
USG Corp. (b)	10,108	293
Welbilt, Inc. (b)	21,291	401
XPO Logistics, Inc. (b)	10,640	688
		9,032
Information Technology (10.1%):
ARRIS International PLC (b)	11,432	320
Arrow Electronics, Inc. (b)	6,615	519
CACI International, Inc., Class A (b)	3,243	406
Ciena Corp. (b)	24,006	601
CommScope Holding Co., Inc. (b)	12,578	478
Cypress Semiconductor Corp.	25,271	345
Finisar Corp. (b)	10,916	284
Flextronics International Ltd. (b)	25,393	414
Marvell Technology Group Ltd.	26,979	446
Nuance Communications, Inc. (b)	20,072	349
ON Semiconductor Corp. (b)	27,960	393

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Plexus Corp. (b)	3,882	$204
Tech Data Corp. (b)	4,427	447
Teradyne, Inc.	15,951	479
		5,685
Insurance (7.8%):
American Financial Group, Inc.	9,657	959
Arch Capital Group Ltd. (b)	9,792	913
Arthur J. Gallagher & Co.	7,875	451
Assurant, Inc.	5,591	580
Assured Guaranty Ltd.	10,984	458
First American Financial Corp.	11,014	492
Primerica, Inc.	5,232	396
		4,249
Materials (6.0%):
AK Steel Holding Corp. (b)	50,483	332
Allegheny Technologies, Inc.	21,246	361
Century Aluminum Co. (b)	17,803	277
Huntsman Corp.	14,987	387
Steel Dynamics, Inc.	14,150	507
Trinseo SA	8,511	585
Tronox Ltd., Class A	22,705	343
Westlake Chemical Corp.	9,035	598
		3,390
Real Estate (8.4%):
American Campus Communities, Inc.	11,291	534
DDR Corp.	79,275	719
DiamondRock Hospitality Co.	25,865	283
Duke Realty Investments, Inc.	29,969	838
Forest City Realty Trust, Inc., Class A	26,846	649
Mack Cali Realty Corp.	10,678	290
Medical Properties Trust, Inc.	30,768	396
Mid-America Apartment Communities, Inc.	5,380	567
Sunstone Hotel Investors, Inc.	23,700	382
		4,658
Thrifts & Mortgage Finance (0.5%):
Astoria Financial Corp.	14,386	290
Utilities (7.3%):
ALLETE, Inc.	6,714	481
Alliant Energy Corp.	15,529	624
Atmos Energy Corp.	8,142	676
Calpine Corp. (b)	31,104	421
Great Plains Energy, Inc.	18,552	543
Pinnacle West Capital Corp.	6,771	577
PNM Resources, Inc.	7,671	293
UGI Corp.	8,744	423
		4,038
Total Common Stocks (Cost $46,894)		54,379

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (1.4%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.86% (c)	636,106	$636
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.82% (c)	119,328	119
Total Collateral for Securities Loaned (Cost $755)		755
Total Investments (Cost $47,649) — 98.8%		55,134
Other assets in excess of liabilities — 1.2%		697
NET ASSETS — 100.00%		$55,831

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2017.

PLC — Public Liability Co.

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.8%)
Consumer Discretionary (18.1%):
Amazon.com, Inc. (a)	4,780	$4,627
Big Lots, Inc.	98,215	4,744
Comcast Corp., Class A	181,345	7,058
D.R. Horton, Inc.	175,290	6,059
LCI Industries	41,405	4,240
Lear Corp.	22,085	3,138
Lowe's Co., Inc.	85,035	6,593
Magna International, Inc., ADR	94,205	4,365
Marriott Vacations Worldwide Corp.	24,635	2,901
Mohawk Industries, Inc. (a)	12,270	2,966
NVR, Inc. (a)	2,355	5,677
PulteGroup, Inc.	237,790	5,833
Royal Caribbean Cruises Ltd.	57,385	6,268
The Children's Place, Inc.	23,780	2,428
The Home Depot, Inc.	27,590	4,232
Thor Industries, Inc.	56,090	5,863
		76,992
Consumer Staples (4.1%):
Altria Group, Inc.	58,890	4,386
Constellation Brands, Inc., Class A	23,955	4,641
PepsiCo, Inc.	36,590	4,226
Wal-Mart Stores, Inc.	54,255	4,106
		17,359
Electronic Equipment, Instruments & Components (6.1%):
Fabrinet (a)	80,775	3,446
Sanmina Corp. (a)	149,225	5,685
SYNNEX Corp.	49,270	5,910
Tech Data Corp. (a)	61,280	6,190
TTM Technologies, Inc. (a)	270,960	4,704
		25,935
Energy (2.2%):
Diamondback Energy, Inc. (a)	19,405	1,723
Exxon Mobil Corp.	62,370	5,036
Valero Energy Corp.	36,340	2,451
		9,210
Financials (20.6%):
Ameriprise Financial, Inc.	37,135	4,727
Bank of America Corp.	172,550	4,186
Berkshire Hathaway, Inc., Class B (a)	42,620	7,219
Credicorp Ltd.	34,095	6,116
Credit Acceptance Corp. (a) (b)	9,235	2,375
Essent Group Ltd. (a)	184,060	6,836
Evercore Partners, Inc., Class A	26,520	1,870
JPMorgan Chase & Co.	77,255	7,060
Morgan Stanley	106,345	4,739

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Northern Trust Corp.	66,375	$6,451
Primerica, Inc.	60,090	4,552
Raymond James Financial, Inc.	73,600	5,904
The Bank of New York Mellon Corp.	110,455	5,635
The Charles Schwab Corp.	66,945	2,876
Wells Fargo & Co.	70,940	3,931
Western Alliance BanCorp (a)	122,340	6,019
Zions BanCorp	146,375	6,427
		86,923
Health Care (11.4%):
AbbVie, Inc.	30,775	2,231
Allergan PLC	9,890	2,404
Baxter International, Inc.	62,110	3,760
Bristol-Myers Squibb Co.	38,250	2,131
Celgene Corp. (a)	58,600	7,611
Centene Corp. (a)	71,310	5,696
Gilead Sciences, Inc.	51,610	3,653
HCA Holdings, Inc. (a)	34,040	2,968
ICON PLC (a)	49,570	4,847
Medtronic PLC	37,375	3,317
UnitedHealth Group, Inc.	51,920	9,628
		48,246
Industrials (10.6%):
3M Co.	16,155	3,363
Air Lease Corp.	153,230	5,725
Alaska Air Group, Inc.	28,485	2,557
American Woodmark Corp. (a)	32,605	3,115
Apogee Enterprises, Inc.	45,740	2,600
Caterpillar, Inc.	20,760	2,231
FedEx Corp.	32,745	7,116
Lennox International, Inc.	13,620	2,501
Masco Corp.	153,095	5,850
Patrick Industries, Inc. (a)	59,985	4,370
Universal Forest Products, Inc.	60,510	5,283
		44,711
Information Technology (1.5%):
j2 Global, Inc.	75,300	6,407
Internet Software & Services (8.1%):
Alphabet, Inc., Class A (a)	15,533	14,441
Facebook, Inc., Class A (a)	70,400	10,629
NetEase, Inc., ADR	21,260	6,392
YY, Inc., ADR (a)	45,295	2,628
		34,090
Materials (2.8%):
Avery Dennison Corp.	67,950	6,005
Berry Plastics Group, Inc. (a)	105,090	5,991
		11,996

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (0.9%):
CoreSite Realty Corp.	38,005	$3,935
Semiconductors & Semiconductor Equipment (5.7%):
Applied Materials, Inc.	50,610	2,091
Broadcom Ltd.	14,935	3,481
Intel Corp.	104,725	3,533
Lam Research Corp.	14,670	2,075
Skyworks Solutions, Inc.	54,625	5,241
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	166,165	5,809
Texas Instruments, Inc.	25,490	1,961
		24,191
Software (2.0%):
Microsoft Corp.	125,680	8,663
Technology Hardware, Storage & Peripherals (3.8%):
Apple, Inc.	111,105	16,001
Telecommunication Services (0.9%):
AT&T, Inc.	96,665	3,647
Total Common Stocks (Cost $354,961)		418,306
Exchange-Traded Funds (0.7%)
iShares Russell 3000 ETF (b)	20,710	2,983
Total Exchange-Traded Funds (Cost $2,935)		2,983
Collateral for Securities Loaned (0.7%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.86% (c)	2,655,860	2,656
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.82% (c)	498,218	498
Total Collateral for Securities Loaned (Cost $3,154)		3,154
Total Investments (Cost $361,050) — 100.2%		424,443
Liabilities in excess of other assets — (0.2)%		(927)
NET ASSETS — 100.00%		$423,516

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2017.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Liability Co.

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.3%)
Consumer Discretionary (12.0%):
Advance Auto Parts, Inc.	833	$97
Amazon.com, Inc. (a)	4,476	4,332
AutoNation, Inc. (a)	743	31
AutoZone, Inc. (a)	317	181
Bed Bath & Beyond, Inc.	1,638	50
Best Buy Co., Inc.	2,994	172
BorgWarner, Inc.	2,251	95
CarMax, Inc. (a)	2,090	132
Carnival Corp., Class A	4,723	310
CBS Corp., Class B	4,156	265
Charter Communications, Inc., Class A (a)	2,434	820
Chipotle Mexican Grill, Inc. (a)	323	134
Coach, Inc.	3,172	150
Comcast Corp., Class A	53,410	2,078
D.R. Horton, Inc.	3,856	133
Darden Restaurants, Inc.	1,403	127
Delphi Automotive PLC	3,023	265
Discovery Communications, Inc., Class A (a)	1,735	45
Discovery Communications, Inc., Class C (a)	2,379	60
DISH Network Corp. (a)	2,566	161
Dollar General Corp.	2,847	205
Dollar Tree, Inc. (a)	2,670	187
Expedia, Inc.	1,371	204
Foot Locker, Inc.	1,480	73
Ford Motor Co.	44,138	494
Garmin Ltd.	1,294	66
General Motors Co.	15,499	541
Genuine Parts Co.	1,663	154
H&R Block, Inc.	2,338	72
Hanesbrands, Inc.	4,109	95
Harley-Davidson, Inc.	1,975	107
Hasbro, Inc.	1,269	142
Hilton Worldwide Holdings, Inc.	2,312	143
Kohl's Corp.	1,924	74
L Brands, Inc.	2,719	147
Leggett & Platt, Inc.	1,493	78
Lennar Corp., Class A	2,293	122
LKQ Corp. (a)	3,478	115
Lowe's Co., Inc.	9,684	750
Macy's, Inc.	3,436	80
Marriott International, Inc., Class A	3,506	352
Mattel, Inc.	3,865	83
McDonald's Corp.	9,199	1,409
Michael Kors Holdings Ltd. (a)	1,758	64
Mohawk Industries, Inc. (a)	713	172
Netflix, Inc. (a)	4,863	727
Newell Brands, Inc.	5,452	293
News Corp., Class A	4,313	59

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
News Corp., Class B	1,352	$19
Nike, Inc., Class B	14,955	883
Nordstrom, Inc.	1,255	60
Omnicom Group, Inc.	2,626	218
O'Reilly Automotive, Inc. (a)	1,027	225
PulteGroup, Inc.	3,204	79
PVH Corp.	880	101
Ralph Lauren Corp.	622	46
Ross Stores, Inc.	4,424	255
Royal Caribbean Cruises Ltd.	1,893	207
Scripps Networks Interactive, Inc., Class A	1,082	74
Signet Jewelers Ltd. (b)	771	49
Staples, Inc.	7,371	74
Starbucks Corp.	16,341	953
Target Corp.	6,226	326
The Gap, Inc.	2,484	55
The Goodyear Tire & Rubber Co.	2,842	100
The Home Depot, Inc.	13,493	2,069
The Interpublic Group of Co., Inc.	4,458	110
The Priceline Group, Inc. (a)	554	1,036
The TJX Co., Inc.	7,259	524
The Walt Disney Co.	16,419	1,745
Tiffany & Co.	1,209	113
Time Warner, Inc.	8,752	879
Tractor Supply Co.	1,451	79
TripAdvisor, Inc. (a)	1,246	48
Twenty-First Century Fox, Inc.	11,876	337
Twenty-First Century Fox, Inc., Class B	5,497	153
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	657	189
Under Armour, Inc., Class A (a) (b)	2,083	45
Under Armour, Inc., Class C (a)	2,080	42
VF Corp.	3,615	208
Viacom, Inc., Class B	3,975	133
Whirlpool Corp.	835	160
Wyndham Worldwide Corp.	1,177	118
Wynn Resorts Ltd.	901	121
Yum! Brands, Inc.	3,733	275
		28,754
Consumer Staples (8.9%):
Altria Group, Inc.	21,798	1,623
Archer-Daniels-Midland Co.	6,440	266
Brown-Forman Corp., Class B	1,996	97
Campbell Soup Co.	2,163	113
Church & Dwight Co., Inc.	2,813	146
Colgate-Palmolive Co.	9,969	739
Conagra Brands, Inc.	4,561	163
Constellation Brands, Inc., Class A	1,935	375
Costco Wholesale Corp.	4,950	792
Coty, Inc., Class A	5,315	100
CVS Health Corp.	11,498	925

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Dr Pepper Snapple Group, Inc.	2,074	$189
General Mills, Inc.	6,502	360
Hormel Foods Corp.	3,044	104
Kellogg Co.	2,846	198
Kimberly-Clark Corp.	4,005	517
Lamb Weston Holdings, Inc.	20	1
McCormick & Co., Inc.	1,277	125
Molson Coors Brewing Co., Class B	2,083	180
Mondelez International, Inc., Class A	17,122	738
Monster Beverage Corp. (a)	4,660	232
PepsiCo, Inc.	16,120	1,862
Philip Morris International, Inc.	17,527	2,059
Reynolds American, Inc.	9,340	607
Sysco Corp.	5,556	280
The Clorox Co.	1,453	194
The Coca-Cola Co.	43,395	1,945
The Estee Lauder Cos., Inc., Class A	2,526	242
The Hershey Co.	1,579	170
The J.M. Smucker Co.	1,314	155
The Kraft Heinz Co.	6,733	577
The Kroger Co.	10,300	240
The Procter & Gamble Co.	28,863	2,515
Tyson Foods, Inc., Class A	3,252	204
Walgreens Boots Alliance, Inc.	9,638	755
Wal-Mart Stores, Inc.	16,671	1,261
Whole Foods Market, Inc.	3,606	152
		21,201
Energy (6.1%):
Anadarko Petroleum Corp.	6,323	287
Apache Corp.	4,292	206
Baker Hughes, Inc.	4,801	262
Cabot Oil & Gas Corp.	5,254	132
Chesapeake Energy Corp. (a) (b)	8,608	43
Chevron Corp.	21,383	2,230
Cimarex Energy Co.	1,073	101
Concho Resources, Inc. (a)	1,671	203
ConocoPhillips	13,960	614
Devon Energy Corp.	5,933	190
EOG Resources, Inc.	6,514	590
EQT Corp.	1,955	115
Exxon Mobil Corp.	47,818	3,859
Halliburton Co.	9,795	418
Helmerich & Payne, Inc. (b)	1,225	67
Hess Corp.	3,050	134
Kinder Morgan, Inc.	21,666	415
Marathon Oil Corp.	9,593	114
Marathon Petroleum Corp.	5,854	306
Murphy Oil Corp.	1,830	47
National Oilwell Varco, Inc.	4,288	141
Newfield Exploration Co. (a)	2,248	64

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Noble Energy, Inc.	5,137	$145
Occidental Petroleum Corp.	8,628	517
ONEOK, Inc.	2,380	124
Phillips 66	4,951	409
Pioneer Natural Resources Co.	1,919	306
Range Resources Corp.	2,123	49
Schlumberger Ltd.	15,682	1,033
TechnipFMC PLC (a)	5,265	143
Tesoro Corp.	1,705	160
The Williams Cos., Inc.	9,326	282
Transocean Ltd. (a)	4,413	36
Valero Energy Corp.	5,047	340
		14,082
Financials (14.6%):
Affiliated Managers Group, Inc.	639	106
Aflac, Inc.	4,478	348
American Express Co.	8,472	714
American International Group, Inc.	9,926	620
Ameriprise Financial, Inc.	1,720	219
Aon PLC	2,957	393
Arthur J. Gallagher & Co.	2,025	116
Assurant, Inc.	618	64
Bank of America Corp.	112,312	2,725
BB&T Corp.	9,156	416
Berkshire Hathaway, Inc., Class B (a)	21,436	3,630
BlackRock, Inc., Class A	1,367	577
Capital One Financial Corp.	5,451	450
CBOE Holdings, Inc.	1,037	95
Chubb Ltd.	5,269	767
Cincinnati Financial Corp.	1,691	123
Citigroup, Inc.	31,071	2,078
Citizens Financial Group, Inc.	5,716	204
CME Group, Inc.	3,835	480
Comerica, Inc.	1,996	146
Discover Financial Services	4,290	267
E*TRADE Financial Corp. (a)	3,099	118
Everest Re Group Ltd.	463	118
Fifth Third Bancorp	8,466	220
Franklin Resources, Inc.	3,863	173
Hartford Financial Services Group, Inc.	4,146	218
Huntington Bancshares, Inc.	12,269	166
Intercontinental Exchange, Inc.	6,681	440
Invesco Ltd.	4,591	161
JPMorgan Chase & Co.	40,094	3,664
KeyCorp	12,370	232
Leucadia National Corp.	3,654	96
Lincoln National Corp.	2,531	171
Loews Corp.	3,116	146
M&T Bank Corp.	1,736	281
Marsh & McLennan Co., Inc.	5,815	453

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
MetLife, Inc.	12,194	$669
Moody's Corp.	1,878	229
Morgan Stanley	16,076	716
Nasdaq, Inc.	1,286	92
Navient Corp.	3,215	54
Northern Trust Corp.	2,435	237
People's United Financial, Inc.	3,885	69
Principal Financial Group, Inc.	3,025	194
Prudential Financial, Inc.	4,841	524
Raymond James Financial, Inc.	1,447	116
Regions Financial Corp.	13,566	199
S&P Global, Inc.	2,909	425
State Street Corp.	3,991	358
SunTrust Banks, Inc.	5,455	309
Synchrony Financial	8,692	259
T. Rowe Price Group, Inc.	2,723	202
The Allstate Corp.	4,113	364
The Bank of New York Mellon Corp.	11,736	599
The Charles Schwab Corp.	13,731	590
The Goldman Sachs Group, Inc.	4,131	917
The PNC Financial Services Group, Inc.	5,460	682
The Progressive Corp.	6,555	289
The Travelers Co., Inc.	3,152	399
Torchmark Corp.	1,228	94
U.S. Bancorp	17,879	928
Unum Group	2,575	120
Wells Fargo & Co.	50,757	2,811
Willis Towers Watson PLC	1,434	209
XL Group Ltd.	2,951	129
Zions BanCorp	2,286	100
		34,078
Health Care (14.4%):
Abbott Laboratories	19,586	952
AbbVie, Inc.	17,960	1,302
Aetna, Inc.	3,743	567
Agilent Technologies, Inc.	3,637	216
Alexion Pharmaceuticals, Inc. (a)	2,534	308
Align Technology, Inc. (a)	851	128
Allergan PLC	3,790	921
AmerisourceBergen Corp.	1,872	177
Amgen, Inc.	8,304	1,431
Anthem, Inc.	2,990	563
Baxter International, Inc.	5,504	333
Becton, Dickinson & Co.	2,565	500
Biogen, Inc. (a)	2,410	654
Boston Scientific Corp. (a)	15,453	428
Bristol-Myers Squibb Co.	18,595	1,036
C.R. Bard, Inc.	817	258
Cardinal Health, Inc.	3,564	278
Celgene Corp. (a)	8,812	1,144

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Centene Corp. (a)	1,944	$155
Cerner Corp. (a)	3,318	221
Cigna Corp.	2,889	484
Danaher Corp.	6,893	582
DaVita, Inc. (a)	1,756	114
Dentsply Sirona, Inc.	2,586	168
Edwards Lifesciences Corp. (a)	2,367	280
Eli Lilly & Co.	10,957	902
Envision Healthcare Corp. (a)	1,325	83
Express Scripts Holding Co. (a)	6,698	428
Gilead Sciences, Inc.	14,746	1,044
HCA Holdings, Inc. (a)	3,230	282
Henry Schein, Inc. (a)	895	164
Hologic, Inc. (a)	3,159	143
Humana, Inc.	1,628	392
IDEXX Laboratories, Inc. (a)	994	160
Illumina, Inc. (a)	1,648	286
Incyte Pharmaceuticals, Inc. (a)	1,918	241
Intuitive Surgical, Inc. (a)	415	388
Johnson & Johnson	30,400	4,022
Laboratory Corp. of America Holdings (a)	1,154	178
Mallinckrodt PLC (a)	1,121	50
McKesson Corp.	2,379	391
Medtronic PLC	15,448	1,372
Merck & Co., Inc.	30,867	1,978
Mettler-Toledo International, Inc. (a)	291	171
Mylan NV (a)	5,202	202
Patterson Co., Inc.	921	43
PerkinElmer, Inc.	1,242	85
Perrigo Co. PLC	1,618	122
Pfizer, Inc.	67,349	2,262
Quest Diagnostics, Inc.	1,544	172
Regeneron Pharmaceuticals, Inc. (a)	859	422
Stryker Corp.	3,501	486
The Cooper Co., Inc.	550	132
Thermo Fisher Scientific, Inc.	4,415	770
UnitedHealth Group, Inc.	10,876	2,016
Universal Health Services, Inc., Class B	1,009	123
Varian Medical Systems, Inc. (a)	1,037	107
Vertex Pharmaceuticals, Inc. (a)	2,810	362
Waters Corp. (a)	903	166
Zimmer Biomet Holdings, Inc.	2,270	291
Zoetis, Inc.	5,539	346
		33,982
Industrials (10.2%):
3M Co.	6,744	1,404
Acuity Brands, Inc.	497	101
Alaska Air Group, Inc.	1,394	125
Allegion PLC	1,074	87
American Airlines Group, Inc.	5,558	280

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
AMETEK, Inc.	2,596	$157
Arconic, Inc.	4,974	113
C.H. Robinson Worldwide, Inc.	1,589	109
Caterpillar, Inc.	6,649	715
Cintas Corp.	974	123
CSX Corp.	10,414	568
Cummins, Inc.	1,744	283
Deere & Co.	3,321	410
Delta Air Lines, Inc.	8,306	446
Dover Corp.	1,756	141
Eaton Corp. PLC	5,048	393
Emerson Electric Co.	7,273	434
Equifax, Inc.	1,356	186
Expeditors International of Washington, Inc.	2,033	115
Fastenal Co.	3,264	143
FedEx Corp.	2,775	603
Flowserve Corp.	1,473	68
Fluor Corp.	1,577	72
Fortive Corp.	3,402	216
Fortune Brands Home & Security, Inc.	1,736	113
General Dynamics Corp.	3,200	634
General Electric Co.	98,282	2,655
Honeywell International, Inc.	8,603	1,147
IHS Markit Ltd. (a)	3,581	158
Illinois Tool Works, Inc.	3,508	503
Ingersoll-Rand PLC	2,889	264
J.B. Hunt Transport Services, Inc.	967	88
Jacobs Engineering Group, Inc.	1,358	74
Johnson Controls International PLC	10,587	459
Kansas City Southern	1,197	125
L3 Technologies, Inc.	878	147
Lockheed Martin Corp.	2,809	780
Masco Corp.	3,610	138
Nielsen Holdings PLC	3,790	147
Norfolk Southern Corp.	3,270	398
Northrop Grumman Corp.	1,969	505
PACCAR, Inc.	3,964	262
Parker-Hannifin Corp.	1,503	240
Pentair PLC	1,892	126
Quanta Services, Inc. (a)	1,671	55
Raytheon Co.	3,284	530
Republic Services, Inc., Class A	2,594	165
Robert Half International, Inc.	1,435	69
Rockwell Automation, Inc.	1,453	235
Rockwell Collins, Inc.	1,832	193
Roper Technologies, Inc.	1,151	266
Snap-on, Inc.	653	103
Southwest Airlines Co.	6,824	424
Stanley Black & Decker, Inc.	1,726	243
Stericycle, Inc. (a)	961	73

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Textron, Inc.	3,021	$142
The Boeing Co.	6,335	1,252
TransDigm Group, Inc.	551	148
Union Pacific Corp.	9,112	993
United Continental Holdings, Inc. (a)	3,179	239
United Parcel Service, Inc., Class B	7,772	860
United Rentals, Inc. (a)	953	107
United Technologies Corp.	8,409	1,027
Verisk Analytics, Inc., Class A (a)	1,735	146
W.W. Grainger, Inc.	606	109
Waste Management, Inc.	4,586	337
Xylem, Inc.	2,028	112
		24,083
Information Technology (22.1%):
Accenture PLC, Class A	6,997	864
Activision Blizzard, Inc.	7,825	450
Adobe Systems, Inc. (a)	5,582	790
Advanced Micro Devices, Inc. (a)	8,745	109
Akamai Technologies, Inc. (a)	1,951	97
Alliance Data Systems Corp.	628	161
Alphabet, Inc., Class A (a)	3,358	3,122
Alphabet, Inc., Class C (a)	3,367	3,060
Amphenol Corp., Class A	3,449	255
Analog Devices, Inc.	4,142	322
ANSYS, Inc. (a)	964	117
Apple, Inc.	58,840	8,475
Applied Materials, Inc.	12,129	501
Autodesk, Inc. (a)	2,188	221
Automatic Data Processing, Inc.	5,049	517
Broadcom Ltd.	4,529	1,055
CA, Inc.	3,536	122
Cisco Systems, Inc.	56,427	1,766
Citrix Systems, Inc. (a)	1,705	136
Cognizant Technology Solutions Corp., Class A	6,647	441
Conduent, Inc. (a)	54	1
Corning, Inc.	10,386	312
CSRA, Inc.	1,640	52
DXC Technology Co.	3,195	245
eBay, Inc. (a)	11,359	397
Electronic Arts, Inc. (a)	3,498	370
F5 Networks, Inc. (a)	730	93
Facebook, Inc., Class A (a)	26,674	4,026
Fidelity National Information Services, Inc.	3,731	319
Fiserv, Inc. (a)	2,396	293
FLIR Systems, Inc.	1,540	53
Gartner, Inc. (a)	1,020	126
Global Payments, Inc.	1,721	155
Harris Corp.	1,375	150
Hewlett Packard Enterprises Co.	18,791	312
HP, Inc.	19,000	332
See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Intel Corp.	53,142	$1,793
International Business Machines Corp.	9,649	1,484
Intuit, Inc.	2,747	365
Juniper Networks, Inc.	4,312	120
KLA-Tencor Corp.	1,768	162
Lam Research Corp.	1,820	257
Mastercard, Inc., Class A	10,586	1,286
Microchip Technology, Inc.	2,588	200
Micron Technology, Inc. (a)	11,737	350
Microsoft Corp.	87,130	6,005
Motorola Solutions, Inc.	1,845	160
NetApp, Inc.	3,057	122
Nvidia Corp.	6,715	971
Oracle Corp.	33,897	1,700
Paychex, Inc.	3,608	205
PayPal Holdings, Inc. (a)	12,608	677
Qorvo, Inc. (a)	1,434	91
QUALCOMM, Inc.	16,675	921
Red Hat, Inc. (a)	2,006	192
Salesforce.com, Inc. (a)	7,546	653
Seagate Technology PLC	3,352	130
Skyworks Solutions, Inc.	2,082	200
Symantec Corp.	6,863	194
Synopsys, Inc. (a)	1,696	124
TE Connectivity Ltd.	4,006	315
Texas Instruments, Inc.	11,243	865
The Western Union Co.	5,318	101
Total System Services, Inc.	1,868	109
VeriSign, Inc. (a) (b)	996	93
Visa, Inc., Class A	20,835	1,955
Western Digital Corp.	3,286	291
Xerox Corp.	2,437	70
Xilinx, Inc.	2,799	180
		52,158
Materials (2.7%):
Air Products & Chemicals, Inc.	2,456	351
Albemarle Corp.	1,250	132
Avery Dennison Corp.	999	88
Ball Corp.	4,161	176
CF Industries Holdings, Inc.	2,631	74
E.I. du Pont de Nemours & Co.	9,785	790
Eastman Chemical Co.	1,646	138
Ecolab, Inc.	2,946	391
FMC Corp.	1,512	110
Freeport-McMoRan, Inc. (a)	15,024	180
International Flavors & Fragrances, Inc.	891	120
International Paper Co.	4,659	263
LyondellBasell Industries NV, Class A	3,727	315
Martin Marietta Materials, Inc.	706	157
Monsanto Co.	4,952	586

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Newmont Mining Corp.	6,017	$195
Nucor Corp.	3,600	209
PPG Industries, Inc.	2,891	318
Praxair, Inc.	3,226	428
Sealed Air Corp.	2,209	99
The Dow Chemical Co.	12,685	801
The Mosaic Co.	3,961	90
The Sherwin-Williams Co.	914	321
Vulcan Materials Co.	1,491	189
WestRock Co.	2,834	161
		6,682
Real Estate (3.0%):
Alexandria Real Estate Equities, Inc.	1,028	124
American Tower Corp.	4,796	634
Apartment Investment & Management Co., Class A	1,771	76
AvalonBay Communities, Inc.	1,554	299
Boston Properties, Inc.	1,736	214
CBRE Group, Inc., Class A (a)	3,393	124
Crown Castle International Corp.	4,132	413
Digital Realty Trust, Inc.	1,803	204
Equinix, Inc.	879	377
Equity Residential	4,143	273
Essex Property Trust, Inc.	740	190
Extra Space Storage, Inc.	1,421	111
Federal Realty Investment Trust	815	103
Ggp US	6,573	155
HCP, Inc.	5,287	169
Host Hotels & Resorts, Inc.	8,348	153
Iron Mountain, Inc.	2,771	95
Kimco Realty Corp.	4,803	88
Mid-America Apartment Communities, Inc.	1,281	135
Prologis, Inc.	5,984	351
Public Storage	1,687	352
Realty Income Corp.	3,081	170
Regency Centers Corp.	1,651	103
Simon Property Group, Inc.	3,523	569
SL Green Realty Corp.	1,149	122
The Macerich Co.	1,344	78
UDR, Inc.	3,017	118
Ventas, Inc.	4,004	278
Vornado Realty Trust	1,944	183
Welltower, Inc.	4,132	309
Weyerhaeuser Co.	8,478	284
		6,854
Telecommunication Services (2.1%):
AT&T, Inc.	69,383	2,618
CenturyLink, Inc. (b)	6,193	148
Level 3 Communications, Inc. (a)	3,303	196
Verizon Communications, Inc.	46,037	2,056
		5,018

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (3.2%):
AES Corp.	7,450	$83
Alliant Energy Corp.	2,570	103
Ameren Corp.	2,738	150
American Electric Power Co., Inc.	5,549	385
American Water Works Co., Inc.	2,011	157
CenterPoint Energy, Inc.	4,863	133
CMS Energy Corp.	3,164	146
Consolidated Edison, Inc.	3,446	279
Dominion Resources, Inc.	7,098	543
DTE Energy Co.	2,024	214
Duke Energy Corp.	7,898	661
Edison International	3,676	287
Entergy Corp.	2,025	155
Eversource Energy	3,575	217
Exelon Corp.	10,450	377
FirstEnergy Corp.	5,007	146
NextEra Energy, Inc.	5,283	741
NiSource, Inc.	3,650	93
NRG Energy, Inc.	3,566	61
PG&E Corp.	5,762	382
Pinnacle West Capital Corp.	1,258	107
PPL Corp.	7,710	298
Public Service Enterprise Group, Inc.	5,709	246
SCANA Corp.	1,613	108
Sempra Energy	2,831	319
The Southern Co.	11,225	538
WEC Energy Group, Inc.	3,561	219
Xcel Energy, Inc.	5,730	263
		7,411
Total Common Stocks (Cost $62,753)		234,303
Collateral for Securities Loaned (0.2%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.86% (c)	375,308	375
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.82% (c)	70,405	70
Total Collateral for Securities Loaned (Cost $445)		445
Total Investments (Cost $63,198) — 99.5%		234,748
Other assets in excess of liabilities — 0.5%		1,277
NET ASSETS — 100.00%		$236,025

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2017.

PLC — Public Liability Co.

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-Mini S&P 500 Futures	17	9/15/17	$2,057,765	$(11,016)

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.4%)
Consumer Discretionary (16.3%):
Burlington Stores, Inc. (a)	513,600	$47,246
Dollar Tree, Inc. (a)	205,300	14,355
Expedia, Inc.	359,500	53,548
Liberty Broadband Corp., Class A (a)	316,861	27,184
Liberty Broadband Corp., Class C (a)	573,121	49,718
Liberty Sirius XM Group, Class A (a)	539,946	22,667
Liberty Sirius XM Group, Class C (a)	919,892	38,359
Live Nation Entertainment, Inc. (a)	806,400	28,103
Newell Brands, Inc.	1,187,000	63,647
NVR, Inc. (a)	10,300	24,829
Ross Stores, Inc.	1,367,000	78,917
Royal Caribbean Cruises Ltd.	586,400	64,052
Thor Industries, Inc.	702,900	73,467
Wynn Resorts Ltd.	400,400	53,702
		639,794
Consumer Staples (4.2%):
Church & Dwight Co., Inc.	1,214,800	63,024
Monster Beverage Corp. (a)	1,042,600	51,796
Pinnacle Foods, Inc.	859,900	51,078
		165,898
Energy (3.3%):
Concho Resources, Inc. (a)	357,100	43,398
Diamondback Energy, Inc. (a)	475,200	42,203
Gulfport Energy Corp. (a)	759,100	11,197
Parsley Energy, Inc., Class A (a)	1,195,000	33,161
		129,959
Financials (13.4%):
Affiliated Managers Group, Inc.	404,300	67,057
KeyCorp	2,097,600	39,309
Northern Trust Corp.	754,900	73,384
Radian Group, Inc.	2,470,700	40,396
Reinsurance Group of America, Inc.	703,600	90,335
SLM Corp. (a)	5,939,200	68,301
SunTrust Banks, Inc.	1,213,000	68,801
SVB Financial Group (a)	483,100	84,925
		532,508
Health Care (10.9%):
Agilent Technologies, Inc.	1,034,600	61,362
Align Technology, Inc. (a)	209,700	31,480
Baxter International, Inc.	1,238,600	74,985
BioMarin Pharmaceutical, Inc. (a)	714,225	64,866
C.R. Bard, Inc.	194,700	61,547
Centene Corp. (a)	803,500	64,184
HealthSouth Corp.	1,410,100	68,248
		426,672

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (12.8%):
A.O. Smith Corp.	1,308,000	$73,679
AMETEK, Inc.	851,500	51,575
Carlisle Cos., Inc.	444,200	42,377
Colfax Corp. (a)	1,319,700	51,956
HD Supply Holdings, Inc. (a)	546,000	16,724
KAR Auction Services, Inc.	1,232,200	51,715
Owens Corning, Inc.	372,500	24,928
Roper Technologies, Inc.	238,100	55,127
Snap-on, Inc.	249,400	39,405
WABCO Holdings, Inc. (a)	391,300	49,895
Wabtec Corp. (b)	521,200	47,690
		505,071
Information Technology (17.6%):
Amphenol Corp., Class A	754,400	55,690
Broadcom Ltd.	168,800	39,339
CDW Corp. of Delaware	911,500	56,996
Fidelity National Information Services, Inc.	1,026,100	87,629
IPG Photonics Corp. (a)	454,000	65,875
j2 Global, Inc.	580,300	49,378
Microchip Technology, Inc.	980,800	75,699
Nvidia Corp.	220,700	31,904
Palo Alto Networks, Inc. (a)	229,100	30,656
PTC, Inc. (a)	1,038,900	57,264
Skyworks Solutions, Inc.	708,800	68,009
Western Digital Corp.	806,800	71,482
		689,921
Materials (5.6%):
Ball Corp.	684,000	28,872
CF Industries Holdings, Inc.	765,900	21,415
Eagle Materials, Inc., Class A	388,000	35,859
Freeport-McMoRan, Inc. (a)	1,593,200	19,134
GCP Applied Technologies, Inc. (a)	483,700	14,753
RPM International, Inc.	986,200	53,797
Vulcan Materials Co.	380,300	48,176
		222,006
Real Estate (9.0%):
CBRE Group, Inc., Class A (a)	1,204,600	43,847
Digital Realty Trust, Inc.	511,425	57,766
Gramercy Property Trust	1,095,900	32,559
Kilroy Realty Corp.	653,900	49,141
Kimco Realty Corp.	1,458,500	26,763
SBA Communications Corp. (a)	580,300	78,283
Sun Communities, Inc.	371,100	32,542
The Macerich Co.	633,200	36,764
		357,665

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (4.3%):
Black Hills Corp.	413,700	$27,912
CenterPoint Energy, Inc.	1,866,200	51,097
NiSource, Inc.	1,447,700	36,714
Sempra Energy	483,100	54,469
		170,192
Total Common Stocks (Cost $2,581,581)		3,839,686
Exchange-Traded Funds (2.5%)
SPDR S&P MidCap 400 ETF	312,892	99,381
Total Exchange-Traded Funds (Cost $99,613)		99,381
Collateral for Securities Loaned (0.2%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.86% (c)	8,054,691	8,055
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.82% (c)	1,510,995	1,511
Total Collateral for Securities Loaned (Cost $9,566)		9,566
Total Investments (Cost $2,690,760) — 100.1%		3,948,633
Liabilities in excess of other assets — (0.1)%		(2,500)
NET ASSETS — 100.00%		$3,946,133

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2017.

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.0%)
Communications Equipment (3.6%):
EMCORE Corp.	7,332	$78
Lumentum Holdings, Inc. (a)	819	47
Silicom Ltd.	2,217	98
		223
Consumer Discretionary (15.6%):
Brunswick Corp.	1,191	75
Burlington Stores, Inc. (a)	1,131	103
Cable One, Inc.	129	92
Dave & Buster's Entertainment, Inc. (a)	1,524	101
Five Below, Inc. (a)	1,249	62
Gentherm, Inc. (a)	1,260	49
LCI Industries	800	82
Liberty Broadband Corp., Class A (a)	1,206	103
Planet Fitness, Inc., Class A	2,510	59
Pool Corp.	489	57
Tenneco, Inc.	1,093	63
Texas Roadhouse, Inc.	1,294	66
The Tile Shop Holdings, Inc.	2,411	50
		962
Consumer Staples (2.4%):
Pinnacle Foods, Inc.	1,371	81
Spectrum Brands Holdings, Inc.	540	68
		149
Electronic Equipment, Instruments & Components (3.3%):
ePlus, Inc. (a)	1,060	78
Fabrinet (a)	1,885	80
Napco Security Systems, Inc. (a)	4,670	44
		202
Energy (2.5%):
Abraxas Petroleum Corp. (a)	14,978	24
Diamondback Energy, Inc. (a)	758	68
Lonestar Resources US, Inc., Class A (a)	14,466	62
		154
Financials (5.5%):
Crawford & Co., Class A	5,895	46
Employers Holdings, Inc.	1,626	69
Radian Group, Inc.	1,063	17
Silvercrest Asset Management Group, Inc.	4,070	55
SLM Corp. (a)	4,146	48
WTB Financial Corp., Class B	351	100
		335
Health Care (23.9%):
Acadia Pharmaceuticals, Inc. (a)	513	14
Adamas Pharmaceuticals, Inc. (a)	1,438	25

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Aduro Biotech, Inc. (a)	1,051	$12
Advaxis, Inc. (a) (b)	5,316	35
Agenus, Inc. (a)	3,692	14
AMN Healthcare Services, Inc. (a)	1,242	49
Arrowhead Pharmaceuticals, Inc. (a)	3,599	6
AtriCure, Inc. (a)	3,265	79
Bluebird Bio, Inc. (a)	337	35
Cambrex Corp. (a)	1,584	95
Cellectis SA, ADR (a)	683	18
Cempra, Inc. (a)	889	4
Cidara Therapeutics, Inc. (a)	2,207	17
Clovis Oncology, Inc. (a)	189	18
Corium International, Inc. (a)	4,686	35
Curis, Inc. (a)	8,013	15
Dynavax Technologies Corp. (a)	1,557	15
Esperion Therapeutics, Inc. (a) (b)	282	13
Foamix Pharmaceuticals Ltd. (a)	7,252	34
GenMark Diagnostics, Inc. (a)	6,439	76
HealthSouth Corp.	1,373	66
Idera Pharmaceuticals, Inc. (a)	9,393	16
Insys Therapeutics, Inc. (a)	966	12
Ionis Pharmaceuticals, Inc. (a)	591	30
Lemaitre Vascular, Inc.	1,472	46
Lexicon Pharmaceuticals (a)	1,557	26
Merit Medical Systems, Inc. (a)	2,639	100
MiMedx Group, Inc. (a)	2,981	45
Nektar Therapeutics (a)	3,407	67
Neurocrine Biosciences, Inc. (a)	660	30
Omeros Corp. (a)	1,570	31
Portola Pharmaceuticals, Inc. (a)	1,265	71
RadNet, Inc. (a)	7,221	56
Rigel Pharmaceuticals, Inc. (a)	11,653	32
Spectranetics Corp. (a)	2,357	91
Stemline Therapeutics, Inc. (a)	1,858	17
Synergy Pharmaceuticals, Inc. (a)	5,015	22
Teligent, Inc. (a)	3,312	30
TG Therapeutics, Inc. (a) (b)	3,056	31
Trevena, Inc. (a)	2,717	6
Ultragenyx Pharmaceutical, Inc. (a)	443	28
Xencor, Inc. (a)	1,244	26
		1,488
Industrials (15.3%):
Apogee Enterprises, Inc.	2,153	122
Applied Industrial Technologies, Inc.	1,174	69
Astronics Corp. (a)	1,633	50
Astronics Corp., Class B (a)	234	7
Caesarstone Sdot Yam Ltd. (a)	1,087	38
Casella Waste Systems, Inc. (a)	3,750	62
Comfort Systems USA, Inc.	1,367	51
Continental Building Products, Inc. (a)	2,945	69

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lydall, Inc. (a)	992	$51
Marten Transport Ltd.	2,835	78
Mueller Water Products, Inc., Class A	4,929	58
On Assignment, Inc. (a)	1,694	91
PGT, Inc. (a)	7,317	94
Trex Co., Inc. (a)	657	44
TrueBlue, Inc. (a)	2,177	58
		942
Internet Software & Services (4.2%):
GoDaddy, Inc., Class A (a)	1,504	64
j2 Global, Inc.	512	44
LogMeIn, Inc.	440	46
The Meet Group, Inc. (a)	14,147	71
Xactly Corp. (a)	2,073	32
		257
IT Services (5.1%):
EPAM Systems, Inc. (a)	939	79
Euronet Worldwide, Inc. (a)	906	79
Planet Payment, Inc. (a)	14,220	47
WNS Holdings Ltd., ADR (a)	3,197	110
		315
Materials (3.9%):
Berry Plastics Group, Inc. (a)	1,386	79
Trinseo SA	1,220	84
US Concrete, Inc. (a)	936	74
		237
Real Estate (3.6%):
Firstservice Corp.	897	57
Retail Opportunity Investments Corp.	2,839	54
Rexford Industrial Realty, Inc.	1,983	54
Sun Communities, Inc.	673	60
		225
Semiconductors & Semiconductor Equipment (2.0%):
Inphi Corp. (a)	1,344	46
ON Semiconductor Corp. (a)	5,686	80
		126
Software (7.6%):
BroadSoft, Inc. (a)	1,782	77
Imperva, Inc. (a)	941	45
PTC, Inc. (a)	1,189	66
QAD, Inc.	2,580	83
SS&C Technologies Holdings, Inc.	1,749	67
Take-Two Interactive Software (a)	761	56
Zix Corp. (a)	14,768	83
		477

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Technology Hardware, Storage & Peripherals (0.5%):
Immersion Corp. (a)	3,678	$33
Total Common Stocks (Cost $5,168)		6,125
Exchange-Traded Funds (1.1%)
iShares Russell 2000 Growth ETF	419	71
Total Exchange-Traded Funds (Cost $55)		71
Collateral for Securities Loaned (1.1%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.86% (c)	54,536	55
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.82% (c)	10,230	10
Total Collateral for Securities Loaned (Cost $65)		65
Total Investments (Cost $5,288) — 101.2%		6,261
Liabilities in excess of other assets — (1.2)%		(73)
NET ASSETS — 100.00%		$6,188

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2017.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares		Fair Value(a)
Common Stocks (95.8%)
Brazil (7.3%):
Consumer Discretionary (1.6%):
Ser Educacional SA (b)	4,400		$32
Smiles SA	3,100		56
			88
Consumer Staples (0.9%):
Sao Martinho SA	10,200		53
Energy (0.5%):
Qgep Paticipacoes SA	17,400		31
Financials (1.2%):
Banco ABC Brasil SA	8,700		44
Sul America SA	—	(c)	—	(c)
Wiz Solucoes E Corretagem de Seguros SA	4,797		26
			70
Health Care (1.1%):
Fleury SA	3,400		28
Qualicorp SA	3,600		31
			59
Industrials (0.8%):
EcoRodovias Infraestrutura e Logistica SA	14,000		44
Real Estate (0.6%):
Iguatemi EMP de Shopping	3,300		32
Utilities (0.6%):
AES Tiete Energia SA	7,700		32
			409
China (18.7%):
Consumer Discretionary (6.5%):
Best Pacific International Holdings Ltd.	56,000		50
China Lodging Group Ltd., ADR (d)	763		62
China Yongda Automobiles Services Holdings Ltd. (e)	54,000		55
Minth Group Ltd.	14,000		59
Q Technology Group Co. Ltd. (e)	37,000		37
Tianneng Power International Ltd.	38,000		31
Zhongsheng Group Holdings Ltd.	37,500		70
			364
Consumer Staples (1.1%):
Anhui Gujing Distillery Co. Ltd., Class B	13,600		59
Energy (0.4%):
Hilong Holdings Ltd. (e)	146,000		25
Financials (0.9%):
China International Capital Corp. Ltd., Class H (b)	35,600		52

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Health Care (0.5%):
China Biologic Products, Inc. (d)	235	$26
Industrials (2.3%):
China Lesso Group Holdings Ltd.	39,000	30
CRCC High-Tech Equipment Corp. Ltd., Class H	71,000	30
Lonking Holdings Ltd.	123,000	39
Shenzhen Expressway Co. Ltd., Class H	32,000	29
		128
Information Technology (5.4%):
Autohome, Inc., ADR (d)	848	39
BYD Electronic (International) Co. Ltd.	31,500	62
Daqo New Energy Corp., ADR (d)	1,581	33
Hua Hong Semiconductor Ltd. (b)	32,000	43
Momo, Inc., ADR (d)	1,511	56
Sunny Optical Technology Group Co. Ltd.	4,000	36
YY, Inc., ADR (d)	572	33
		302
Real Estate (1.1%):
Logan Property Holdings Co. Ltd.	94,000	62
Utilities (0.5%):
Huaneng Renewables Corp. Ltd.	80,000	25
		1,043
Cyprus (0.6%):
Financials (0.6%):
TCS Group Holding PLC, GDR	2,982	34
Egypt (0.6%):
Financials (0.6%):
Credit Agricole Egypt	13,769	34
Greece (0.6%):
Consumer Discretionary (0.6%):
FF Group (d)	1,352	33
Hong Kong (5.6%):
Consumer Staples (0.6%):
China Agri — Industries Holdings Ltd.	86,000	35
Health Care (0.6%):
Ssy Group, Ltd.	80,000	33
Information Technology (0.5%):
Kingboard Laminates Holdings Ltd.	25,000	30
Materials (2.0%):
China Resources Cement Holdings Ltd.	90,000	45
Lee & Man Paper Manufacturing Ltd.	69,000	64
		109
Real Estate (0.9%):
Shenzhen Investment Ltd.	114,000	50

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Utilities (1.0%):
Canvest Environmental Protection Group Co. Ltd. (e)	62,000	$33
China Water Affairs Group Ltd.	42,000	25
		58
		315
Hungary (0.6%):
Telecommunication Services (0.6%):
Magyar Telekom Telecommunications PLC	17,674	31
India (11.0%):
Consumer Discretionary (1.6%):
Apollo Tyres Ltd.	12,242	45
PC Jeweller Ltd.	5,486	42
		87
Consumer Staples (1.1%):
Balrampur Chini Mills Ltd.	25,389	59
Energy (0.8%):
Mangalore Refinery and Petrochemicals Ltd. (d)	23,475	43
Financials (2.4%):
Indian Bank	13,191	58
Manappuram Finance Ltd.	31,309	47
Reliance Capital Ltd.	2,785	28
		133
Health Care (0.5%):
Jubilant Life Sciences Ltd.	2,778	29
Industrials (1.2%):
IRB Infrastructure Developers Ltd.	11,641	38
KEC International Ltd. (d)	7,076	28
		66
Information Technology (0.5%):
Mphasis Ltd.	3,240	30
Materials (1.2%):
Dalmia Bharat Ltd. (d)	1,764	67
Real Estate (0.5%):
Sobha Ltd.	5,195	30
Utilities (1.2%):
Indraprastha Gas Ltd.	2,078	34
VA Tech Wabag Ltd.	3,179	34
		68
		612
Indonesia (1.4%):
Energy (0.5%):
Tambang Batubara Bukit Asam Tbk PT	34,000	30
Telecommunication Services (0.9%):
PT Link Net TBK	119,600	47
		77

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Jersey (0.7%):
Information Technology (0.7%):
WNS Holdings Ltd., ADR (d)	1,091	$37
Korea, Republic Of (16.6%):
Consumer Discretionary (2.5%):
F&F Co. Ltd.	1,441	35
GS Home Shopping, Inc.	152	31
Nexen Tire Corp.	3,648	42
SL Corp.	1,653	31
		139
Consumer Staples (1.9%):
Dongwon Industries Co. Ltd.	166	47
Maeil Dairies Co. Ltd. (d)	933	61
		108
Financials (1.0%):
KIWOOM Securities Co. Ltd.	668	55
Health Care (4.0%):
Daewon Pharmaceutical Co. Ltd.	2,079	36
Dongkook Pharmaceutical Co. Ltd.	587	32
Hugel, Inc. (d)	111	54
Interojo Co. Ltd.	1,144	35
Samjin Pharmaceutical Co. Ltd.	1,235	36
Vieworks Co. Ltd.	638	32
		225
Information Technology (4.0%):
Com2us Corp.	291	30
DuzonBizon Co. Ltd.	1,262	34
Seoul Semiconductor Co. Ltd.	1,579	30
SFA Engineering Corp.	1,748	69
Tes Co. Ltd.	2,494	61
		224
Materials (2.5%):
Korea Petrochemical Ind Co. Ltd.	184	41
Poongsan Corp.	1,762	66
POSCO CHEMTECH Co. Ltd.	2,552	34
		141
Real Estate (0.7%):
Korea Real Estate Investment & Trust Co. Ltd.	12,862	37
		929
Luxembourg (1.5%):
Materials (1.5%):
Ternium SA, ADR	2,914	82

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Malaysia (4.1%):
Consumer Discretionary (0.5%):
Padini Holdings Berhad	36,100	$30
Health Care (0.5%):
Supermax Corp. Berhad	57,500	27
Industrials (0.6%):
AIRASIA BERHAD	46,500	35
Information Technology (1.2%):
Malaysian Pacific Industries Berhad	20,400	64
Real Estate (0.5%):
Uoa Development Berhad	45,900	27
Telecommunication Services (0.8%):
TIME dotCom Berhad	19,500	44
		227
Mexico (2.0%):
Consumer Discretionary (0.5%):
Consorcio ARA SAB de CV	84,917	28
Financials (0.5%):
Bolsa Mexicana de Valores SAB de CV	17,862	31
Real Estate (1.0%):
Corporacion Inmobiliaria Vesta Sab de CV	18,457	28
Prologis Property Mexico SA de CV	14,369	27
		55
		114
Philippines (1.1%):
Consumer Discretionary (0.6%):
Bloomberry Resorts Corp. (d)	192,300	35
Industrials (0.5%):
Cebu Air, Inc.	14,980	29
		64
Poland (2.2%):
Consumer Discretionary (0.7%):
Robyg SA	42,244	38
Financials (0.8%):
Warsaw Stock Exchange	3,433	45
Industrials (0.7%):
Budimex SA	609	39
		122
Russian Federation (1.7%):
Industrials (0.8%):
Aeroflot — Russian Airlines PJSC (d)	13,900	46

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Materials (0.9%):
ALROSA AO	32,938	$49
		95
Singapore (1.1%):
Real Estate (1.1%):
Yanlord Land Group Ltd.	47,700	61
South Africa (3.9%):
Financials (0.5%):
Investec Ltd.	3,805	28
Health Care (0.5%):
Adcock Ingram Holdings Ltd.	6,428	29
Industrials (1.1%):
KAP Industrial Holdings Ltd.	46,664	29
Raubex Group Ltd.	19,036	35
		64
Materials (1.2%):
Sappi Ltd.	9,944	67
Real Estate (0.6%):
Hyprop Investments Ltd.	3,605	32
		220
Taiwan (10.3%):
Consumer Discretionary (1.4%):
Gourmet Master Co. Ltd.	2,200	24
KMC Kuei Meng International, Inc.	11,000	53
		77
Health Care (0.6%):
Formosa Laboratories, Inc.	13,000	37
Industrials (3.0%):
Chicony Power Technology Co. Ltd.	18,000	38
Kung Long Batteries Industrial Co. Ltd.	10,000	53
Sinmag Equipment Corp.	6,000	35
Turvo International Co. Ltd.	14,000	42
		168
Information Technology (4.8%):
Alpha Networks, Inc.	43,000	39
ChipMos Technologies, Inc.	27,000	27
Flexium Interconnect, Inc.	9,000	34
Merry Electronics Co. Ltd.	10,000	62
Powertech Technology, Inc.	17,000	53
Tripod Technology Corp.	16,000	51
		266
Materials (0.5%):
China General Plastics Corp.	31,000	29
		577

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Thailand (2.6%):
Financials (0.9%):
Thanachart Capital PCL	39,800	$54
Information Technology (0.6%):
Hana Microelectronics PCL	22,000	33
Real Estate (0.6%):
Supalai PCL	42,100	32
Utilities (0.5%):
BCPG PCL	66,000	28
		147
Turkey (1.1%):
Industrials (0.6%):
Tekfen Holding AS	14,752	37
Materials (0.5%):
Anadolu CAM Sanayii AS	25,783	26
		63
United Kingdom (0.5%):
Real Estate (0.5%):
Etalon Group Ltd., Registered Shares, GDR	7,539	27
Total Common Stocks (Cost $4,466)		5,353
Preferred Stocks (0.7%)
Russian Federation (0.7%):
Energy (0.7%):
Ak Transneft OAO	14	38
Total Preferred Stocks (Cost $33)		38
Exchange-Traded Funds (1.5%)
United States (1.5%):
iShares MSCI Emerging Markets Small-Cap ETF	1,824	85
Total Exchange-Traded Funds (Cost $79)		85
Collateral for Securities Loaned (2.4%)
United States (2.4%):
Fidelity Investments Money Market Government Portfolio, Class I, 0.86% (f)	108,744	109
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.82% (f)	20,399	20
Total Collateral for Securities Loaned (Cost $129)		129
Total Investments (Cost $4,707) — 100.4%		5,605
Liabilities in excess of other assets — (0.4)%		(21)
NET ASSETS — 100.00%		$5,584

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil and Mexico were fair valued as of June 30, 2017. See Note 2 for further information.

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2017, the fair value of these securities was $127 (thousands) and amounted to 2.3% of net assets.

(c)  Rounds to less than $1 or 1 share.

(d)  Non-income producing security.

(e)  All or a portion of this security is on loan.

(f)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2017.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depository Receipt

OAO — Russian Open Joint Stock Corporations

PCL — Public Company Limited

PLC — Public Liability Co.

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (96.5%)
Australia (4.1%):
Energy (0.4%):
Beach Energy Ltd.	186,185	$82
Financials (1.6%):
Australia & New Zealand Banking Group Ltd.	4,890	108
Macquarie Group Ltd.	1,692	115
National Australia Bank Ltd.	5,960	135
		358
Industrials (0.4%):
Qantas Airways Ltd.	21,850	96
Materials (1.0%):
RIO Tinto Ltd.	4,917	239
Real Estate (0.7%):
Dexus Property Group	10,051	73
Lendlease Group	6,451	83
		156
		931
Austria (0.6%):
Financials (0.3%):
Erste Group Bank AG	1,986	76
Materials (0.3%):
Voestalpine AG	1,400	65
		141
Belgium (0.8%):
Financials (0.5%):
KBC Groep NV	1,303	99
Materials (0.3%):
Solvay SA	535	72
		171
Brazil (1.3%):
Consumer Discretionary (0.4%):
Smiles SA	5,300	96
Financials (0.5%):
Banco Santander Brasil SA	15,000	114
Telecommunication Services (0.4%):
TIM Participacoes SA	25,300	75
		285
Canada (6.1%):
Consumer Discretionary (0.4%):
Magna International, Inc.	1,840	85

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Staples (0.3%):
Premium Brands Holdings Corp.	1,021	$73
Energy (1.6%):
Birchcliff Energy Ltd.	13,998	66
Gran Tierra Energy, Inc. (b)	28,885	64
Parex Resources, Inc. (b)	12,162	138
Seven Generations Energy Ltd., Class A (b)	5,801	100
		368
Financials (2.6%):
Bank of Montreal	1,318	97
Canadian Imperial Bank of Commerce	2,170	177
Industrial Alliance Insurance	2,103	91
Sun Life Financial, Inc.	3,225	115
The Bank of Nova Scotia	1,679	101
		581
Industrials (0.5%):
Air Canada (b)	7,600	102
Materials (0.7%):
CCL Industries, Inc.	1,640	83
HudBay Minerals, Inc.	13,798	80
		163
		1,372
China (6.0%):
Energy (0.3%):
China Petroleum & Chemical Corp., Class H	86,000	67
Financials (1.5%):
Bank of China Ltd.	218,275	107
Industrial & Commercial Bank of China Ltd.	215,250	145
PICC Property & Casualty Co. Ltd., Class H	52,000	87
		339
Health Care (0.3%):
Sinopharm Group Co. Ltd.	15,600	71
Industrials (0.9%):
China Railway Construction Corp. Ltd.	82,575	108
Zhejiang Expressway Co. Ltd., Class H	78,000	102
		210
Information Technology (2.3%):
AAC Technologies Holdings, Inc.	6,500	81
Alibaba Group Holding Ltd., ADR (b)	1,333	188
Momo, Inc., ADR (b)	1,897	70
Tencent Holdings Ltd.	4,700	169
		508
Real Estate (0.4%):
Country Garden Holdings Co. Ltd.	70,000	81

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Utilities (0.3%):
ENN Energy Holdings Ltd.	12,000	$72
		1,348
Denmark (1.7%):
Consumer Discretionary (0.3%):
Pandora A/S	666	62
Financials (0.5%):
Danske Bank A/S	3,216	124
Health Care (0.5%):
H. Lundbeck A/S	1,977	111
Industrials (0.4%):
Vestas Wind Systems A/S	894	82
		379
Finland (0.4%):
Telecommunication Services (0.4%):
Elisa OYJ	2,161	84
France (7.2%):
Consumer Discretionary (1.6%):
LVMH Moet Hennessy Louis Vuitton SA	546	136
Renault SA	992	90
Valeo SA	1,900	128
		354
Consumer Staples (0.7%):
Pernod Ricard SA (c)	1,183	158
Energy (0.8%):
Total SA	3,819	190
Financials (1.3%):
AXA SA	2,575	70
BNP Paribas SA	3,140	226
		296
Industrials (0.8%):
Teleperformance (b)	778	100
Vinci SA	918	78
		178
Information Technology (0.6%):
Atos SE	1,016	143
Real Estate (0.5%):
Nexity SA	1,752	102
Telecommunication Services (0.5%):
Orange SA (c)	6,466	103
Utilities (0.4%):
Veolia Environnement SA	4,275	90
		1,614

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Germany (5.2%):
Consumer Discretionary (0.9%):
Adidas AG	327	$63
Continental AG	359	78
Daimler AG, Registered Shares	972	70
		211
Financials (0.8%):
Hannover Rueck SE	1,447	174
Health Care (1.5%):
Bayer AG	566	73
Fresenius SE & Co. KGaA	1,981	170
Merck KGaA	707	86
		329
Industrials (0.6%):
Siemens AG	1,069	147
Information Technology (0.3%):
Infineon Technologies AG	3,714	79
Materials (0.7%):
BASF SE	1,660	154
Telecommunication Services (0.4%):
Deutsche Telekom AG, Registered Shares	4,589	82
		1,176
Hong Kong (3.5%):
Consumer Discretionary (0.7%):
Galaxy Entertainment Group Ltd.	14,000	85
Geely Automobile Holdings Ltd.	35,000	75
		160
Consumer Staples (0.7%):
WH Group Ltd. (d)	159,000	161
Financials (0.4%):
BOC Hong Kong Holdings Ltd.	19,000	91
Industrials (0.4%):
CK Hutchison Holdings Ltd.	6,000	75
Real Estate (0.7%):
Cheung Kong Property Holdings Ltd.	9,395	74
Sun Hung KAI Properties Ltd.	6,000	88
		162
Telecommunication Services (0.3%):
HKT Trust & HKT Ltd.	51,000	67
Utilities (0.3%):
CLP Holdings Ltd.	6,000	63
		779

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Hungary (0.3%):
Health Care (0.3%):
Richter Gedeon Nyrt	2,631	$69
India (1.5%):
Energy (0.3%):
Reliance Industries Ltd. (b)	3,519	75
Financials (0.5%):
Indiabulls Housing Finance Ltd.	6,647	111
Information Technology (0.3%):
HCL Technologies Ltd.	5,036	66
Utilities (0.4%):
Power Grid Corp. of India Ltd.	24,812	81
		333
Indonesia (0.4%):
Telecommunication Services (0.4%):
PT Telekomunikasi Indonesia Persero TBK	245,900	84
Ireland (1.7%):
Health Care (1.2%):
ICON PLC (b)	1,374	134
Shire PLC	2,407	133
		267
Materials (0.5%):
CRH PLC	3,540	125
		392
Israel (0.3%):
Information Technology (0.3%):
Check Point Software Technologies Ltd. (b)	611	67
Italy (1.8%):
Energy (0.3%):
ENI SpA	3,708	56
Industrials (0.4%):
Finmeccanica SpA	5,939	99
Telecommunication Services (0.3%):
Telecom Italia SpA (b)	69,590	64
Utilities (0.8%):
A2A SpA	41,326	69
Enel SpA	21,426	115
		184
		403
See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Japan (16.9%):
Consumer Discretionary (3.0%):
Bandai Namco Holdings, Inc.	2,400	$82
Bridgestone Corp.	1,900	82
Koito Manufacturing Co. Ltd.	1,900	98
Nissan Motor Co. Ltd.	8,000	80
Nitori Holdings Co. Ltd.	500	67
Sekisui House Ltd.	5,700	101
Sony Corp.	2,300	88
Suzuki Motor Corp.	1,500	71
		669
Consumer Staples (1.4%):
Asahi Group Holdings Ltd.	3,300	124
Matsumotokiyoshi Holdings Co. Ltd.	1,200	68
NH Foods Ltd.	4,000	122
		314
Financials (2.7%):
Chiba Bank Ltd.	10,700	78
Mitsubishi UFJ Financial Group, Inc.	14,400	97
ORIX Corp.	10,900	170
Sompo Japan Nipponkoa Holdings, Inc.	1,900	74
Sumitomo Mitsui Financial Group, Inc.	2,025	79
Tokio Marine Holdings, Inc.	2,800	116
		614
Health Care (1.4%):
Astellas Pharma, Inc.	8,500	104
Hoya Corp.	1,300	68
Shionogi & Co. Ltd.	2,500	139
		311
Industrials (3.0%):
Asahi Glass Co. Ltd.	2,400	101
Central Japan Railway Co.	900	147
ITOCHU Corp.	6,500	97
Mitsui & Co. Ltd.	4,900	70
OBAYASHI Corp.	8,300	98
SMC Corp.	300	92
Taisei Corp.	8,000	73
		678
Information Technology (2.1%):
Fujitsu Ltd.	15,000	111
Kyocera Corp.	1,800	105
Tokyo Electron Ltd.	1,900	257
		473
Materials (0.9%):
Tosoh Corp.	8,000	83
UBE Industries Ltd.	50,000	129
		212

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Real Estate (1.0%):
Daiwa House Industry Co. Ltd.	6,400	$219
Telecommunication Services (1.1%):
KDDI Corp.	3,600	95
Nippon Telegraph & Telephone Corp.	3,400	161
		256
Utilities (0.3%):
Kansai Electric Power Co.	4,800	66
		3,812
Korea, Republic Of (3.8%):
Consumer Discretionary (0.6%):
Hankook Tire Co. Ltd.	1,327	74
LG Electronics, Inc.	1,002	70
		144
Consumer Staples (0.3%):
KT&G Corp.	672	69
Financials (0.7%):
Industrial Bank of Korea	6,759	84
Shinhan Financial Group Co. Ltd.	1,536	66
		150
Information Technology (1.2%):
Samsung Electronics Co. Ltd.	126	263
Materials (0.6%):
Lotte Chemical Corp.	228	69
POSCO	269	67
		136
Telecommunication Services (0.4%):
KT Corp., ADR	5,764	96
		858
Luxembourg (0.5%):
Materials (0.5%):
Arcelormittal (b)	5,149	117
Malaysia (0.3%):
Financials (0.3%):
CIMB Group Holdings BHD	48,700	75
Mexico (0.3%):
Consumer Staples (0.3%):
Gruma SAB de CV, Class B	5,961	78
Netherlands (1.7%):
Consumer Staples (0.6%):
Koninklijke Ahold Delhaize NV	6,157	117

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (0.4%):
ING Groep NV	5,435	$94
Industrials (0.7%):
AerCap Holdings NV (b)	2,076	96
Randstad Holding NV	1,109	65
		161
		372
Norway (0.7%):
Consumer Staples (0.7%):
Marine Harvest ASA	9,709	166
Portugal (0.8%):
Energy (0.5%):
Galp Energia SGPS SA	7,412	112
Utilities (0.3%):
EDP — Energias de Portugal SA	18,079	59
		171
Russian Federation (0.6%):
Energy (0.4%):
LUKOIL PJSC, ADR	1,651	81
		81
Financials (0.2%):
Sberbank of Russia	780	2
Sberbank of Russia PJSC	22,280	55
		57
		138
Singapore (1.0%):
Consumer Staples (0.4%):
Wilmar International Ltd.	34,300	83
Financials (0.6%):
DBS Group Holdings Ltd.	9,700	146
		229
South Africa (1.1%):
Consumer Discretionary (0.6%):
Naspers Ltd.	686	135
Materials (0.5%):
Sappi Ltd.	16,308	109
		244
Spain (3.1%):
Energy (0.7%):
Enagas SA	2,371	67
Repsol SA	5,957	91
		158

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (0.4%):
Banco Santander SA	12,673	$84
Industrials (0.7%):
ACS, Actividades de Construccion y Servicios SA	1,916	74
Aena SA (d)	405	79
		153
Information Technology (0.3%):
Amadeus IT Holding SA	1,243	75
Telecommunication Services (0.6%):
Telefonica SA	12,288	127
Utilities (0.4%):
Iberdrola SA	11,985	95
		692
Sweden (2.0%):
Consumer Staples (0.7%):
Essity AB, Class B (b)	4,915	135
Svenska Cellulosa AB SCA, B Shares	4,915	37
		172
Financials (0.3%):
Swedbank AB, A Shares	2,475	60
Industrials (0.7%):
Atlas Copco AB, A Shares	1,984	76
Volvo AB, B Shares	4,653	80
		156
Materials (0.3%):
Boliden AB	2,720	74
		462
Switzerland (5.6%):
Consumer Discretionary (0.3%):
CIE Financiere Richemont SA	890	74
Financials (1.5%):
Swiss Life Holding AG	584	198
Swiss Re AG	709	65
UBS Group AG, Registered Shares	3,670	62
		325
Health Care (2.2%):
Lonza Group AG, Registered Shares	886	192
Novartis AG	979	82
Roche Holding AG	862	220
		494
Industrials (0.6%):
Adecco SA, Registered Shares	900	68
Georg Fischer AG	78	76
		144

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (1.0%):
Logitech International SA	3,737	$137
Stmicroelectronics NV	6,232	90
		227
		1,264
Taiwan (2.4%):
Consumer Staples (0.3%):
President Chain Store Corp.	8,000	72
Information Technology (2.1%):
Hon Hai Precision Industry Co. Ltd.	50,410	194
Powertech Technology, Inc.	54,000	167
Taiwan Semiconductor Manufacturing Co. Ltd.	15,000	102
		463
		535
Thailand (0.9%):
Consumer Staples (0.2%):
Charoen Pokphand Foods Public Co. Ltd.	72,900	53
Materials (0.3%):
The Siam Cement Public Co. Ltd. — NVDR	4,450	66
Real Estate (0.4%):
Supalai PCL	101,200	78
		197
Turkey (0.8%):
Financials (0.5%):
Turkiye Is Bankasi	51,275	108
Telecommunication Services (0.3%):
Turkcell Iletisim Hizmetleri AS	19,659	65
		173
United Kingdom (10.7%):
Consumer Discretionary (1.1%):
Barratt Developments PLC	9,071	67
Compass Group PLC	3,466	73
Dixons Carphone PLC	12,607	47
GKN PLC	13,731	58
		245
Consumer Staples (2.3%):
Diageo PLC	3,258	96
Greggs PLC	4,768	67
Imperial Tobacco Group PLC	1,506	68
Tate & Lyle PLC	8,266	71
Unilever PLC	3,789	205
		507

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Energy (0.7%):
BP PLC	27,747	$160
Financials (3.3%):
3I Group PLC	17,821	209
HSBC Holdings PLC	16,067	149
Lloyds Banking Group PLC	152,829	132
Prudential PLC	7,678	176
RSA Insurance Group PLC	8,850	71
		737
Health Care (1.3%):
AstraZeneca PLC	1,150	77
Convatec Group PLC (b) (d)	19,977	83
GlaxoSmithKline PLC	6,475	138
		298
Industrials (0.7%):
Ashtead Group PLC	7,862	163
Information Technology (0.3%):
Moneysupermarket.com Group PLC	15,239	70
Materials (0.7%):
Mondi PLC	4,186	110
RPC Group PLC	5,262	51
		161
Telecommunication Services (0.3%):
Vodafone Group PLC	25,022	71
		2,412
United States (0.4%):
Consumer Discretionary (0.4%):
Carnival PLC	1,529	101
Total Common Stocks (Cost $19,290)		21,724
Preferred Stocks (0.8%)
Brazil (0.4%):
Energy (0.4%):
Petroleo Brasileiro SA (b)	23,200	87
Germany (0.4%):
Consumer Staples (0.4%):
Henkel AG And Co.	734	101
Total Preferred Stocks (Cost $204)		188
Rights (0.0%) (e)
Spain (0.0%): (e)
Energy (0.0%): (e)
Repsol SA Expires 07/03/17 @ $0.00 (b)	5,774	3

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Industrials (0.0%): (e)
ACS, Actividades de Construccion y Servicios SA Expires 07/12/17 @ $0.00 (b)	1,857	$1
Total Rights (Cost $—)		4
Exchange-Traded Funds (1.3%)
United States (1.3%):
iShares MSCI EAFE ETF	2,493	163
iShares MSCI Emerging Markets ETF	3,001	124
		287
Total Exchange-Traded Funds (Cost $290)		287
Collateral for Securities Loaned (1.2%)
United States (1.2%):
Fidelity Investments Money Market Government Portfolio, Class I, 0.86% (f)	226,885	227
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.82% (f)	42,562	43
Total Collateral for Securities Loaned (Cost $270)		270
Total Investments (Cost $20,054) — 99.8%		22,473
Other assets in excess of liabilities — 0.2%		50
NET ASSETS — 100.00%		$22,523

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil, Canada, and Mexico were fair valued as of June 30, 2017. See Note 2 for further information.

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2017, the fair value of these securities was $323 (thousands) and amounted to 1.4% of net assets.

(e)  Amount represents less than 0.05% of net assets.

(f)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2017.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

NVDR — Non-Voting Depository Receipt

PCL — Public Company Limited

PLC — Public Liability Co.

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (97.3%)
Australia (5.2%):
Consumer Discretionary (0.7%):
Aristocrat Leisure Ltd.	243,321	$4,217
Jb Hi-Fi Ltd. (b)	219,545	3,943
		8,160
Energy (0.4%):
Beach Energy Ltd.	10,653,026	4,701
Financials (0.5%):
BT Investment Management Ltd.	652,749	5,711
Industrials (0.6%):
ALS Ltd.	653,166	3,738
Seven Group Holdings Ltd.	394,830	3,321
		7,059
Materials (1.8%):
BlueScope Steel Ltd.	607,325	6,147
CSR Ltd.	1,978,930	6,430
Mineral Resources Ltd.	416,186	3,467
OZ Minerals Ltd.	686,767	3,909
		19,953
Real Estate (0.9%):
Aveo Group	1,251,596	2,675
Charter Hall Group	1,699,010	7,176
		9,851
Telecommunication Services (0.3%):
Amaysim Australia Ltd. (b)	2,442,531	2,928
		58,363
Belgium (0.5%):
Real Estate (0.5%):
Warehouses De Pauw SCA	56,225	5,908
Canada (7.2%):
Consumer Discretionary (1.1%):
BRP, Inc./CA	142,986	4,189
Cogeco Communications, Inc.	57,491	3,512
Entertainment One Ltd.	1,364,118	3,917
		11,618
Consumer Staples (0.5%):
Premium Brands Holdings Corp.	83,642	6,002
Energy (1.6%):
Enerflex Ltd.	224,723	3,262
Gran Tierra Energy, Inc. (c)	1,132,111	2,515
Painted Pony Energy Ltd. (c)	587,855	2,144
Parex Resources, Inc. (c)	593,390	6,750
Tamarack Valley Energy Ltd. (c)	2,072,109	3,564
		18,235

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (0.4%):
Laurentian Bank of Canada	96,003	$4,011
Industrials (0.8%):
Air Canada (c)	338,903	4,543
Wsp Global, Inc.	99,148	4,115
		8,658
Information Technology (0.4%):
Celestica, Inc. (c)	334,329	4,543
Materials (1.3%):
HudBay Minerals, Inc.	482,475	2,791
Iamgold Corp. (c)	811,435	4,187
Interfor Corp. (c)	299,066	4,285
OceanaGold Corp.	1,082,069	3,263
		14,526
Real Estate (0.7%):
Canadian Apartment Properties REIT	134,778	3,489
Tricon Capital Group, Inc. (b)	530,525	4,755
		8,244
Utilities (0.4%):
Algonquin Power & Utilities Corp. (b)	456,598	4,807
		80,644
Cayman Islands (0.4%):
Consumer Discretionary (0.4%):
Nexteer Automotive Group Ltd.	2,665,000	4,175
China (0.3%):
Consumer Discretionary (0.3%):
Musashi Seimitsu Industry Co. Ltd.	110,900	3,218
Denmark (1.7%):
Consumer Staples (0.6%):
Royal Unibrew A/S	125,659	6,028
Financials (0.3%):
Jyske Bank A/S	60,925	3,530
Health Care (0.5%):
GN Store Nord A/S	183,888	5,370
Industrials (0.3%):
NKT Holdings A/S (c)	45,383	3,640
		18,568
Finland (1.3%):
Industrials (1.3%):
Cramo Oyj	276,451	8,274
Valmet Oyj	301,982	5,867
		14,141

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
France (9.2%):
Consumer Discretionary (1.5%):
Elior Group (d)	154,025	$4,476
Faurecia Manufacture Automoblie Parts	86,139	4,368
Seb SA	22,741	4,081
Television Francaise (T.F.1) (b)	268,664	3,755
		16,680
Financials (1.1%):
Amundi SA (d)	113,407	8,216
SCOR SE	98,972	3,931
		12,147
Health Care (1.2%):
Ipsen SA	97,453	13,334
Industrials (2.2%):
Edenred	123,450	3,220
Eiffage SA	74,370	6,755
Tarkett	70,814	3,291
Teleperformance (c)	91,860	11,777
		25,043
Information Technology (1.9%):
Alten Ltd.	75,270	6,207
Atos SE	86,995	12,205
Criteo SA, ADR (b) (c)	66,962	3,284
		21,696
Materials (0.7%):
Arkema SA	68,151	7,277
Real Estate (0.6%):
Nexity SA	116,010	6,732
		102,909
Germany (5.6%):
Financials (0.3%):
Aareal Bank AG	89,780	3,564
Health Care (0.8%):
Carl Zeiss Meditec AG	109,995	5,720
Gerresheimer AG	40,957	3,296
		9,016
Industrials (1.8%):
Duerr AG	98,115	11,675
MTU Aero Engines Holding AG	32,587	4,604
VTG AG (b)	95,900	3,749
		20,028
Information Technology (0.9%):
Bechtle AG	34,432	4,426
Wirecard AG (b)	81,543	5,201
		9,627

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Materials (0.4%):
Lanxess AG	58,842	$4,462
Real Estate (1.1%):
Alstria Office REIT AG	392,106	5,302
TAG Immobilien AG	441,305	6,950
		12,252
Telecommunication Services (0.3%):
Freenet AG	121,820	3,886
		62,835
Hong Kong (1.6%):
Consumer Discretionary (0.9%):
Man Wah Holdings Ltd. (b)	11,185,600	10,041
Information Technology (0.7%):
Tongda Group Holdings Ltd. (b)	26,220,000	7,823
		17,864
Ireland (1.1%):
Health Care (0.8%):
UDG Healthcare PLC	762,198	8,595
Industrials (0.3%):
Grafton Group PLC	357,190	3,278
		11,873
Isle of Man (0.3%):
Information Technology (0.3%):
Playtech Ltd.	269,837	3,342
Italy (3.7%):
Consumer Discretionary (1.2%):
Brembo SpA	932,767	13,666
Financials (0.3%):
Azimut Holding SpA	181,226	3,645
Health Care (0.8%):
Amplifon SpA	665,277	8,778
Materials (0.3%):
Buzzi Unicem SpA	140,736	3,509
Telecommunication Services (0.5%):
Infrastructure Wireless Italiane SpA (d)	912,888	5,183
Utilities (0.6%):
A2A SpA	3,820,461	6,352
		41,133
Japan (20.8%):
Consumer Discretionary (4.2%):
Adastria Co. Ltd.	175,400	4,889
Daikyonishikawa Corp.	303,200	4,061

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Dcm Holdings Co. Ltd.	338,700	$2,972
Doutor Nichires Holdings Co. Ltd.	320,500	6,806
Macromill, Inc.	189,000	3,993
Paltac Corp.	184,100	6,205
Round One Corp.	403,800	3,824
Saizeriya Co. Ltd.	122,000	3,552
Starts Corp., Inc.	176,400	4,203
Sumitomo Forestry Co. Ltd.	383,100	6,036
		46,541
Consumer Staples (2.0%):
Arcs Co. Ltd.	160,700	3,480
Mandom Corp.	94,400	5,122
Matsumotokiyoshi Holdings Co. Ltd.	103,100	5,874
Morinaga & Co. Ltd.	137,300	7,786
		22,262
Financials (1.6%):
North Pacific Bank Ltd.	1,457,800	5,120
The Shiga Bank Ltd.	1,127,000	5,827
Zenkoku Hosho Co. Ltd.	174,200	7,134
		18,081
Health Care (1.1%):
Asahi Intecc Co. Ltd.	86,200	3,923
Nippon Shinyaku Co. Ltd.	58,500	3,745
Ship Healthcare Holdings, Inc.	135,600	4,225
		11,893
Industrials (6.7%):
CKD Corp.	381,900	5,848
Daifuku Co. Ltd.	165,200	4,956
Daihen Corp.	673,000	5,305
Fujikura Ltd.	392,000	3,298
Kanamotoc Co. Ltd.	157,400	5,244
Maeda Corp.	549,000	6,059
Nissha Printing Co. Ltd. (b)	107,000	2,976
Outsourcing, Inc. (b)	103,300	5,043
Penta-Ocean Construction Co. Ltd.	709,600	4,045
Ryobi Ltd.	803,000	3,276
Sanwa Holdings Corp.	788,900	8,333
Seino Holdings Co. Ltd.	427,600	5,701
Takasago Thermal Engineering Co. Ltd.	206,800	3,370
TODA Corp.	526,000	3,286
Tsubakimoto Chain Co.	509,000	4,409
Ut Group Co. Ltd. (c)	221,000	3,549
		74,698
Information Technology (1.9%):
Horiba Ltd.	66,700	4,069
NS Solutions Corp.	210,000	5,006
Screen Holdings Co. Ltd.	43,200	2,890

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
TIS, Inc.	171,100	$4,765
Tokyo Seimitsu Co. Ltd.	157,100	5,069
		21,799
Materials (1.5%):
Denka Co. Ltd.	609,000	3,152
DOWA Holdings Co. Ltd.	402,000	3,049
Sumitomo Bakelite Co. Ltd.	768,000	5,432
Tokyo Steel Manufacturing Co. Ltd.	650,600	5,515
		17,148
Real Estate (1.8%):
Japan Hotel REIT Investment Corp.	6,350	4,497
Nippon Accommodations Fund, Inc.	1,274	5,325
Open House Co. Ltd.	180,200	5,561
Sun Frontier Fudousan Co. Ltd. (b)	529,500	5,325
		20,708
		233,130
Korea, Republic Of (4.7%):
Consumer Discretionary (0.9%):
GS Home Shopping, Inc.	18,181	3,678
Nexen Tire Corp.	238,335	2,782
SL Corp.	207,411	3,918
		10,378
Financials (0.8%):
KIWOOM Securities Co. Ltd.	110,711	9,032
Health Care (0.8%):
Dongkook Pharmaceutical Co. Ltd.	59,064	3,261
Hugel, Inc. (c)	11,270	5,512
		8,773
Information Technology (1.3%):
DuzonBizon Co. Ltd.	161,436	4,347
SFA Engineering Corp.	128,320	5,049
Tes Co. Ltd.	189,824	4,685
		14,081
Materials (0.9%):
Poongsan Corp.	116,876	4,393
SKC Co. Ltd.	193,346	5,675
		10,068
		52,332
Luxembourg (1.4%):
Consumer Discretionary (0.6%):
SAF-Holland SA	368,321	6,319
Industrials (0.8%):
Stabilus SA	114,624	8,908
		15,227

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Netherlands (4.0%):
Consumer Staples (0.5%):
Refresco Gerber NV (d)	264,128	$5,387
Financials (1.2%):
ASR Nederland NV	143,461	4,839
Euronext NV (d)	164,029	8,518
		13,357
Industrials (1.2%):
Philips Lighting NV (b) (d)	159,536	5,892
Postnl NV	651,725	3,041
TKH Group NV	81,481	4,522
		13,455
Information Technology (0.8%):
Asm International NV	61,549	3,579
BE Semiconductor Industries	107,456	5,745
		9,324
Materials (0.3%):
Amg Advanced Metallurgical Group NV	119,071	3,481
		45,004
New Zealand (0.5%):
Health Care (0.5%):
Summerset Group Holdings Ltd. (b)	1,675,539	5,830
Singapore (0.7%):
Real Estate (0.7%):
Fortune REIT	3,285,000	4,077
Mapletree Industrial Trust	2,831,121	3,826
		7,903
Spain (2.9%):
Consumer Staples (0.7%):
Distribuidora Internacional de Alimentacion SA (b)	528,162	3,295
Ebro Foods SA	191,327	4,375
		7,670
Energy (0.8%):
Enagas SA	197,800	5,551
Tecnicas Reunidas SA	77,024	2,984
		8,535
Financials (0.6%):
Bankinter SA	766,314	7,068
Industrials (0.5%):
Gamesa Corp. Tecnologica SA	250,040	5,349
Real Estate (0.3%):
Merlin Properties Socimi SA	301,227	3,810
		32,432

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Sweden (2.4%):
Consumer Discretionary (0.7%):
Dometic Group AB (d)	380,169	$3,304
Scandic Hotels Group AB (d)	324,400	4,219
		7,523
Health Care (0.3%):
Swedish Orphan Biovitrum AB (c)	221,248	3,419
Industrials (0.3%):
Intrum Justitia AB (b)	107,534	3,653
Real Estate (0.6%):
Wihlborgs Fastigheter AB	322,254	6,816
Telecommunication Services (0.5%):
Com Hem Holding AB	415,817	5,782
		27,193
Switzerland (8.5%):
Consumer Staples (0.6%):
Emmi AG	8,609	6,486
Financials (2.3%):
Helvetia Holding AG, Registered Shares	5,625	3,227
Julius Baer Group Ltd.	71,154	3,761
Partners Group Holding AG	13,328	8,278
Swiss Life Holding AG	30,157	10,204
		25,470
Health Care (1.7%):
Lonza Group AG, Registered Shares	57,993	12,566
Straumann Holding AG	11,406	6,498
		19,064
Industrials (2.2%):
Adecco SA, Registered Shares	43,424	3,309
Flughafen Zuerich AG	22,866	5,618
Georg Fischer AG	10,296	9,990
Wizz Air Holdings PLC (c) (d)	203,497	6,416
		25,333
Information Technology (1.0%):
Logitech International SA	302,351	11,129
Materials (0.7%):
Clariant AG	170,839	3,772
Sika AG	576	3,699
		7,471
		94,953

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
United Kingdom (13.3%):
Consumer Discretionary (2.2%):
Bellway PLC	120,867	$4,689
Cineworld UK Ltd.	398,966	3,646
Inchcape PLC	327,229	3,216
JD Sports Fashion PLC	964,787	4,394
Ladbrokes PLC	1,506,762	2,246
Pendragon PLC	7,046,022	2,852
Redrow PLC	551,847	3,932
		24,975
Consumer Staples (0.8%):
Greggs PLC	289,629	4,070
Tate & Lyle PLC	552,455	4,760
		8,830
Energy (0.2%):
Cairn Energy PLC (c)	1,219,075	2,737
Financials (2.1%):
Aldermore Group PLC (c)	1,641,964	4,648
Beazley PLC	819,344	5,210
Intermediate Capital Group PLC	361,846	3,923
Jupiter Fund Management PLC	850,519	5,593
TP ICAP PLC	585,575	3,563
		22,937
Health Care (0.5%):
Clinigen Group PLC	546,632	6,132
Industrials (2.6%):
Costain Group PLC	630,297	3,785
Hays PLC	1,530,655	3,309
Keller Group PLC	354,517	4,063
National Express Group PLC	1,114,573	5,322
Northgate PLC	612,539	3,535
Rentokil Initial PLC	1,660,691	5,909
Ultra Electronics Holdings PLC	124,183	3,317
		29,240
Information Technology (1.5%):
Auto Trader Group PLC (d)	802,378	3,972
Dialog Semiconductor PLC (c)	82,382	3,519
Electrocomponents PLC	741,019	5,573
Moneysupermarket.com Group PLC	716,490	3,300
		16,364
Materials (1.9%):
DS Smith PLC	570,149	3,518
Hill & Smith Holdings PLC	242,010	4,352
Ibstock PLC (d)	1,061,765	3,399
RPC Group PLC	316,942	3,106
Synthomer PLC	1,107,934	7,036
		21,411

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Real Estate (1.2%):
Hansteen Holdings PLC	2,305,167	$3,738
Safestore Holdings PLC	1,032,220	5,653
The Unite Group PLC	415,329	3,510
		12,901
Utilities (0.3%):
Pennon Group PLC	326,013	3,503
		149,030
Total Common Stocks (Cost $862,155)		1,088,007
Exchange-Traded Funds (1.7%)
United States (1.7%):
Vanguard FTSE Developed Markets ETF	449,280	18,564
Total Exchange-Traded Funds (Cost $18,516)		18,564
Collateral for Securities Loaned (3.5%)
United States (3.5%):
Fidelity Investments Money Market Government Portfolio, Class I, 0.86% (e)	32,891,535	32,892
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.82% (e)	6,170,187	6,170
Total Collateral for Securities Loaned (Cost $39,062)		39,062
Total Investments (Cost $919,733) — 102.5%		1,145,633
Liabilities in excess of other assets — (2.5)%		(27,881)
NET ASSETS — 100.00%		$1,117,752

(a)  All securities, except those traded on exchanges in the United States (including ADRs) and Canada, were fair valued as of June 30, 2017. See Note 2 for further information.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2017, the fair value of these securities was $58,982 (thousands) and amounted to 5.3% of net assets.

(e)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2017.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount		Value
Asset Backed Securities (11.4%)
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.40%, 5/18/22, Callable 10/18/20 @ 100	$485		$486
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class C, 2.72%, 9/9/19, Callable 3/8/18 @ 100 (a)	207		208
Ameriquest Mortgage Securities, Series 04-R12, Class M1, 1.88%, 1/25/35, Callable 7/25/17 @ 100 (b)	724		725
Contimortgage Home Equity Loan Trust, Series 1997-2, Class A9, 7.09%, 4/15/28, Callable 7/15/17 @ 100 (a)	—	(c)	—	(c)
Drive Auto Receivables Trust, Series 17-AA, Class C, 2.98%, 1/18/22, Callable 2/15/20 @ 100 (d)	36		36
Drive Auto Receivables Trust, Series 17-BA, Class B, 2.20%, 5/15/20, Callable 8/15/21 @ 100 (d)	360		360
Drive Auto Receivables Trust, Series 2017-1, Class B, 2.36%, 3/15/21, Callable 3/15/21 @ 100	360		360
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38%, 11/15/21, Callable 4/15/19 @ 100 (a) (b) (d)	1,000		1,010
Drive Auto Recievables Trust, Series 16-CA, Class C, 3.02%, 11/15/21, Callable 5/15/20 @ 100 (d)	1,000		1,004
DT Auto Owner Trust, Series 2017-2A, Class B, 2.44%, 2/15/21, Callable 4/15/22 @ 100 (d)	435		435
GM Financial Automobile Leasing Trust, Series 2017-2, Class A4, 2.18%, 6/21/21, Callable 3/20/20 @ 100	765		763
GM Financial Automobile Leasing Trust, Series 17-1, Class A3, 2.06%, 5/20/20, Callable 12/20/19 @ 100	278		279
Great America Leasing Receivables, Series 2014-1, Class B, 1.86%, 8/15/20, Callable 11/15/17 @ 100 (d)	1,000		1,000
Home Equity Asset Trust, Series 2005-2, Class M5, 2.12%, 7/25/35, Callable 7/25/17 @ 100 (b)	1,000		935
Hyundai Auto Receivables Trust, Series 2013-C, Class C, 2.48%, 3/15/19, Callable 12/15/17 @ 100 (a)	350		351
Park Place Securities, Inc., Series 2005-WCH1, Class M2, 2.00%, 1/25/36, Callable 7/25/17 @ 100 (a) (b)	9		9
Park Place Securities, Inc., Series 04-WCW2, Class M2, 2.19%, 10/25/34, Callable 7/25/17 @ 100 (b)	229		230
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class AV1B, 1.48%, 4/25/35, Callable 11/25/20 @ 100 (b)	124		121
Prestige Auto Receivables Trust, Series 2014-1A, Class A3, 1.52%, 4/15/20, Callable 8/15/18 @ 100 (d)	101		101
Residential Asset Mortgage Products, Inc., Series 2006-RZ4, Class A2, 1.40%, 10/25/36, Callable 10/25/19 @ 100 (a) (b)	76		76
Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.21%, 10/15/21, Callable 8/15/21 @ 100	555		555
Santander Drive Auto Receivables Trust, Series 16-3, Class C, 2.46%, 3/15/22, Callable 1/15/20 @ 100 (a)	985		986
World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.12%, 3/15/24	570		569

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A3, 2.13%, 4/15/20, Callable 2/15/20 @ 100	$751	$754
Total Asset Backed Securities (Cost $11,332)		11,353
Collateralized Mortgage Obligations (3.6%)
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A2, 1.81%, 9/10/45	69	69
Commercial Mortgage Trust, Series 2013-LC6, Class B, 3.74%, 1/10/46 (a)	320	326
Commercial Mortgage Trust, Series 2012-CR5, Class A2, 1.68%, 12/10/45 (a)	287	287
Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A10, 5.25%, 3/25/35, Callable 1/25/19 @ 100 (a)	45	45
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.84%, 1/10/45 (b) (d)	500	554
GSR Mortgage Loan Trust, Series 2004-15F, Class 2A1, 6.00%, 12/25/34, Callable 3/25/22 @ 100 (a)	160	170
MASTR Alternative Loans Trust, Series 2004-10, Class 3A1, 5.00%, 9/25/19, Callable 12/25/17 @ 100 (a)	60	61
Residential Funding Mortgage Securities I, Inc., Series 2006-S1, Class 1A5, 5.25%, 1/25/36, Callable 11/25/18 @ 100 (a)	106	98
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class B, 4.72%, 3/15/47, Callable 3/1/24 @ 100 (b)	208	222
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class A2, 2.92%, 8/15/47	860	875
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A5, 3.24%, 12/15/45	270	273
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.74%, 12/15/45	585	599
Total Collateralized Mortgage Obligations (Cost $3,595)		3,579
Corporate Bonds (49.2%)
Consumer Discretionary (4.6%):
AMC Networks, Inc., 5.00%, 4/1/24, Callable 4/1/20 @ 102.5	250	256
Bed Bath & Beyond, Inc., 5.17%, 8/1/44, Callable 2/1/44 @ 100	325	286
Coach, Inc., 4.25%, 4/1/25, Callable 1/1/25 @ 100	285	291
D.R. Horton, Inc., 5.75%, 8/15/23, Callable 5/15/23 @ 100	300	340
Darden Restaurants, Inc., 3.85%, 5/1/27, Callable 2/1/27 @ 100	200	203
Dish DBS Corp., 5.00%, 3/15/23	200	205
Hasbro, Inc., 6.35%, 3/15/40	480	577
Lear Corp., 4.75%, 1/15/23, Callable 1/15/18 @ 102.38	425	440

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
LKQ Corp., 4.75%, 5/15/23, Callable 5/15/18 @ 102.38	$440	$449
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	660	691
O'Reilly Automotive, Inc., 4.63%, 9/15/21, Callable 6/15/21 @ 100	275	297
SES Global Americas Holdings GP, 5.30%, 3/25/44 (d)	350	325
Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 5/15/18 @ 102.31 (d)	225	231
		4,591
Consumer Staples (3.9%):
Church & Dwight Co., Inc., 2.88%, 10/1/22	780	787
Kerry Group Finance Services, 3.20%, 4/9/23, Callable 1/9/23 @ 100 (d)	800	795
Mead Johnson Nutrition Co. 4.90%, 11/1/19 (a)	880	934
4.60%, 6/1/44, Callable 12/1/43 @ 100 (a)	295	327
Reynolds American, Inc. 4.85%, 9/15/23	186	205
6.15%, 9/15/43 (a)	175	219
Tyson Foods, Inc., 3.55%, 6/2/27, Callable 3/2/27 @ 100	198	200
Vector Group Ltd., 6.13%, 2/1/25, Callable 2/1/20 @ 103.06 (d)	350	363
		3,830
Energy (5.0%):
Boardwalk Pipelines LP, 4.45%, 7/15/27, Callable 4/15/27 @ 100	390	399
Cameron International Corp., 6.38%, 7/15/18	638	668
Equities Corp., 6.50%, 4/1/18	649	670
FMC Technologies, Inc., 2.00%, 10/1/17	690	689
Marathon Oil Corp. 6.00%, 10/1/17	469	473
5.90%, 3/15/18	487	499
Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100	430	409
Valero Energy Corp., 10.50%, 3/15/39	435	705
Western Gas Partners, LP, 3.95%, 6/1/25, Callable 3/1/25 @ 100 (a)	500	497
		5,009

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Financials (14.0%):
Aflac, Inc., 2.88%, 10/15/26, Callable 7/15/26 @ 100	$335	$326
Alleghany Corp. 4.95%, 6/27/22	640	701
4.90%, 9/15/44, Callable 3/15/44 @ 100	204	216
Bank of America Corp. 2.50%, 10/21/22, Callable 10/21/21 @ 100, MTN	515	508
4.18%, 11/25/27, Callable 11/25/26 @ 100	485	493
BB&T Corp. 3.95%, 3/22/22, Callable 2/22/22 @ 100	365	386
2.75%, 4/1/22, Callable 3/1/22 @ 100, MTN	480	487
Capital One Financial Corp. 2.45%, 4/24/19, Callable 3/24/19 @ 100	325	327
4.20%, 10/29/25, Callable 9/29/25 @ 100	545	549
Cincinnati Financial Corp., 6.13%, 11/1/34	320	391
Citigroup, Inc. 2.40%, 2/18/20	820	824
2.70%, 3/30/21	475	478
4.13%, 7/25/28	170	173
JPMorgan Chase & Co. 3.88%, 9/10/24	381	393
2.95%, 10/1/26, Callable 7/1/26 @ 100	175	169
5.40%, 1/6/42	190	230
Key Bank NA, 2.50%, 12/15/19	1,000	1,010
MetLife, Inc., 6.82%, 8/15/18 (a)	200	211
Morgan Stanley 2.50%, 1/24/19	930	938
2.65%, 1/27/20	630	637
3.13%, 7/27/26, MTN	200	194
SVB Financial Group, 3.50%, 1/29/25	135	133
The Bear Stearns Co. LLC, 7.25%, 2/1/18 (a)	1,105	1,140
The Goldman Sachs Group, Inc. 2.38%, 1/22/18	555	557
6.15%, 4/1/18 (a)	725	748
2.35%, 11/15/21, Callable 11/15/20 @ 100	265	261
3.50%, 1/23/25, Callable 10/23/24 @ 100	275	278
Torchmark Corp., 9.25%, 6/15/19	410	465
Wachovia Corp., 5.50%, 8/1/35 (a)	140	162
Wells Fargo & Co. 3.45%, 2/13/23	585	599
4.90%, 11/17/45 (a)	185	202
		14,186

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Health Care (3.1%):
Agilent Technologies, Inc. 6.50%, 11/1/17 (a)	$76	$77
3.88%, 7/15/23, Callable 4/15/23 @ 100	295	309
Amgen, Inc. 6.90%, 6/1/38	250	331
4.40%, 5/1/45, Callable 11/1/44 @ 100	30	31
Biogen, Inc., 4.05%, 9/15/25, Callable 6/15/25 @ 100	575	607
DaVita, Inc., 5.13%, 7/15/24, Callable 7/15/19 @ 102.56 (a)	291	295
DENTSPLY Sirona, Inc., 4.13%, 8/15/21, Callable 5/15/21 @ 100	360	375
Express Scripts Holding Co. 3.00%, 7/15/23, Callable 5/15/23 @ 100	160	159
4.80%, 7/15/46, Callable 1/15/46 @ 100	180	183
HCA Holdings, Inc., 6.25%, 2/15/21	300	328
Humana, Inc., 3.95%, 3/15/27, Callable 12/15/26 @ 100	280	292
		2,987
Industrials (6.0%):
Acuity Brands Lighting, Inc., 6.00%, 12/15/19	890	964
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	115	105
Hexcel Corp., 3.95%, 2/15/27, Callable 11/15/26 @ 100	150	154
IDEX Corp., 4.20%, 12/15/21, Callable 9/15/21 @ 100	430	447
JB Hunt Transport Services, Inc., 3.30%, 8/15/22, Callable 6/15/22 @ 100 (a)	275	280
Kansas City Southern 3.00%, 5/15/23, Callable 2/15/23 @ 100	390	392
4.95%, 8/15/45, Callable 2/15/45 @ 100	210	229
Orbital ATK, Inc., 5.25%, 10/1/21, Callable 8/7/17 @ 103.94 (a)	400	413
Oshkosh Corp., 5.38%, 3/1/25, Callable 3/1/20 @ 102.69 (a)	100	105
Rockwell Automation, Inc., 6.25%, 12/1/37	155	202
Roper Technologies, Inc. 1.85%, 11/15/17 (a)	245	245
6.25%, 9/1/19	695	755
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (a)	370	361
Wabtec Corp., 3.45%, 11/15/26, Callable 8/15/26 @ 100 (d)	550	542

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
WESCO International, Inc., 5.38%, 12/15/21, Callable 8/7/17 @ 104.03 (a)	$655	$680
		5,874
Information Technology (2.9%):
Activision Blizzard, Inc. 6.13%, 9/15/23, Callable 9/15/18 @ 103.06 (d)	525	567
4.50%, 6/15/47, Callable 12/15/46 @ 100	145	144
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100	109	113
Cardtronics, Inc., 5.50%, 5/1/25, Callable 5/1/20 @ 104.13 (d)	329	339
Juniper Networks, Inc., 5.95%, 3/15/41	180	202
Maxim Integrated Product, Inc., 2.50%, 11/15/18	850	857
NVIDIA Corp., 3.20%, 9/16/26, Callable 6/16/26 @ 100	505	501
Tyco Electronics Group SA, 2.38%, 12/17/18, Callable 11/17/18 @ 100 (a)	245	247
		2,970
Materials (2.2%):
NewMarket Corp., 4.10%, 12/15/22	724	749
Newmont Mining Corp., 4.88%, 3/15/42, Callable 9/15/41 @ 100	150	158
Nucor Corp., 5.20%, 8/1/43, Callable 2/1/43 @ 100	125	147
Reliance Steel & Aluminum Co., 4.50%, 4/15/23, Callable 1/15/23 @ 100	535	565
Southern Copper Corp., 5.25%, 11/8/42 (a)	160	159
Vale Overseas Ltd., 6.25%, 8/10/26	320	345
		2,123
Real Estate (2.8%):
Columbia Property Trust Operating Partnership, 3.65%, 8/15/26, Callable 5/15/26 @ 100	225	218
CubeSmart LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	390	371
Health Care REIT, Inc. 4.70%, 9/15/17	300	302
5.25%, 1/15/22, Callable 10/15/21 @ 100 (a)	330	362
Kilroy Realty Corp., 4.80%, 7/15/18, Callable 5/15/18 @ 100	1,250	1,277
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	300	300
		2,830

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Telecommunication Services (2.3%):
AT&T, Inc. 3.95%, 1/15/25, Callable 10/15/24 @ 100 (a)	$835	$851
6.15%, 9/15/34 (a)	275	314
CenturyLink, Inc., 5.63%, 4/1/20	100	106
Verizon Communications, Inc. 5.15%, 9/15/23	565	628
5.25%, 3/16/37	325	349
		2,248
Utilities (2.4%):
Consolidated Edison, Inc., 6.30%, 8/15/37	250	330
Empresa Nacional de Electricidad SA, 4.25%, 4/15/24, Callable 1/15/24 @ 100	500	519
Iberdrola International BV 6.75%, 9/15/33	50	61
6.75%, 7/15/36	110	143
Oklahoma G&e Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	190	220
PSEG Power LLC, 4.30%, 11/15/23, Callable 8/15/23 @ 100	90	95
Public Service Electric & Gas Co., 3.95%, 5/1/42, MTN, Callable 11/1/41 @ 100 (a)	320	332
SCANA Corp., 4.75%, 5/15/21, Callable 2/15/21 @ 100	365	380
South Carolina Electric & Gas, 4.10%, 6/15/46, Callable 12/15/45 @ 100	365	358
		2,438
Total Corporate Bonds (Cost $48,157)		49,086
Residential Mortgage Backed Securities (0.4%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 2.34%, 10/25/32, Callable 7/25/17 @ 100 (b)	183	181
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 7/25/35 @ 100 (b) (d)	262	267
Total Residential Mortgage Backed Securities (Cost $446)		448
U.S. Government Mortgage Backed Agencies (26.8%)
Federal Home Loan Mortgage Corp. 8.50%, 2/1/20 (a)	5	5
9.00%, 10/1/20 – 4/1/25 (a)	24	27
7.50%, 8/1/29 (a)	17	18
5.00%, 7/1/39 (a)	4,466	4,898
		4,948

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount		Value
Federal National Mortgage Association 7.50%, 8/1/18 (a)	$—	(c)	$—	(c)
Series 1990-5, Class J8.20%, 1/25/20 (a)	18		18
6.00%, 2/1/37 (a)	485		549
Series 2015-61, Class PV3.50%, 5/25/44 (b)	1,037		1,085
4.50%, 5/1/46 (a)	5,587		5,994
3.00%, 2/1/47	2,581		2,587
3.50%, 7/25/47 (e)	4,000		4,108
4.00%, 7/25/47 (e)	7,000		7,359
			21,700
Total U.S. Government Mortgage Backed Agencies (Cost $26,780)			26,648
U.S. Treasury Obligations (15.3%)
U.S. Treasury Bills 0.81%, 8/10/17 (a) (f)	2,389		2,387
1.03%, 11/9/17 (a) (f)	3,000		2,989
U.S. Treasury Bonds, 2.88%, 5/15/43 (a)	5,899		5,956
U.S. Treasury Notes 1.50%, 5/31/20	620		619
1.75%, 5/31/22	854		849
2.00%, 8/15/25	2,443		2,401
Total U.S. Treasury Obligations (Cost $15,488)			15,201
Total Investments (Cost $105,798) — 106.7%			106,315
Liabilities in excess of other assets — (6.7)%			(6,712)
NET ASSETS — 100.00%			$99,603

(a)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of June 30, 2017.

(c)  Rounds to less than $1.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2017, the fair value of these securities was $7,929 (thousands) and amounted to 8.0% of net assets.

(e)  Security purchased on a when-issued basis.

(f)  Rate represents the effective yield at purchase.

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

REIT — Real Estate Investment Trust
See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2017

(Amounts in Thousands, Except for Shares)

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
10-Year U.S. Treasury Note Future	52	9/20/17	$6,527,624	$(21,839)
2-Year U.S. Treasury Note Future	15	9/29/17	3,241,641	(4,911)
5-Year U.S. Treasury Note Future	23	9/29/17	2,710,227	(6,464)
				$(33,214)

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)
(Amounts not in thousands)

As of June 30, 2017, the Fund's open credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)	Fixed Deal Receive Rate	Value	Premiums Paid	Unrealized Depreciation
CDX North America High Yield Index Swap Agreement; Series 28	Goldman Sachs	6/20/22	3.38%	$3,000,000	5.00%	$207,416	$228,570	$(21,154)

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2017

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
ASSETS:
Investments, at value (Cost $122,910, $45,903 and $2,042,092)	$151,882	(a)	$51,282	(b)	$2,488,456	(c)
Cash and cash equivalents	6,353		1,193		42,028
Interest and dividends receivable	84		77		2,658
Receivable for capital shares issued	265		332		3,226
Receivable for investments sold	2,097		551		30,500
Receivable from Adviser	5		57		—
Prepaid expenses	30		17		75
Total Assets	160,716		53,509		2,566,943
LIABILITIES:
Collateral for Securities Loaned	4,273		348		69,219
Payable for investments purchased	3,189		816		30,426
Payable for capital shares redeemed	178		55		2,663
Payable to Adviser	—		—		15
Accrued expenses and other payables:
Investment advisory fees	125		32		1,726
Administration fees	8		3		124
Custodian fees	1		1		—
Transfer agent fees	61		8		468
Chief Compliance Officer fees	—	(d)	—	(d)	2
Trustees' fees	48		—	(d)	44
12b-1 fees	16		—	(d)	37
Other accrued expenses	34		18		189
Total Liabilities	7,933		1,281		104,913
NET ASSETS:
Capital	113,080		46,069		1,952,393
Accumulated net investment income	30		137		2,705
Accumulated net realized gains from investments	10,701		643		60,568
Net unrealized appreciation on investments	28,972		5,379		446,364
Net Assets	$152,783		$52,228		$2,462,030
Net Assets
Class A Shares	$85,228		$2,864		$219,113
Class C Shares	15,796		—		27,015
Class R Shares	2,291		—		15,317
Class R6 Shares	—		1,375		871,150
Class Y Shares	49,468		47,989		1,329,435
Total	$152,783		$52,228		$2,462,030
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	2,078		160		5,813
Class C Shares	499		—		800
Class R Shares	58		—		415
Class R6 Shares	—		76		22,419
Class Y Shares	1,121		2,658		34,417
Total	3,756		2,894		63,864
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$41.01		$17.91		$37.70
Class C Shares (f)	$31.69		—		$33.76
Class R Shares	$39.49		—		$36.86
Class R6 Shares	—		$18.02		$38.86
Class Y Shares	$44.11		$18.06		$38.63
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$43.51		$19.00		$40.00

(a)  Includes $4,127 of securities on loan.

(b)  Includes $332 of securities on loan.

(c)  Includes $66,169 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2017

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
ASSETS:
Investments, at value (Cost $47,649, $361,050 and $63,198)	$55,134	(a)	$424,443	(b)	$234,748	(c)
Cash and cash equivalents	2,109		2,598		1,674
Deposits with brokers for futures contracts	—		—		433
Interest and dividends receivable	56		479		243
Receivable for capital shares issued	510		192		99
Receivable for investments sold	63		2,128		—
Variation margin receivable on open futures contracts	—		—		1
Receivable from Adviser	56		6		—
Prepaid expenses	27		39		27
Total Assets	57,955		429,885		237,225
LIABILITIES:
Collateral for Securities Loaned	755		3,154		445
Payable for investments purchased	1,269		1,846		—
Payable for capital shares redeemed	38		436		557
Accrued expenses and other payables:
Investment advisory fees	35		263		39
Administration fees	3		22		12
Custodian fees	—	(d)	—		—	(d)
Transfer agent fees	7		222		41
Chief Compliance Officer fees	—	(d)	1		—	(d)
Trustees' fees	—	(d)	258		51
12b-1 fees	—	(d)	59		15
Other accrued expenses	17		108		40
Total Liabilities	2,124		6,369		1,200
NET ASSETS:
Capital	49,357		339,435		45,676
Accumulated net investment income	90		226		16
Accumulated net realized gains (losses) from investments	(1,101)		20,462		18,794
Net unrealized appreciation on investments	7,485		63,393		171,539
Net Assets	$55,831		$423,516		$236,025
Net Assets
Class A Shares	$2,304		$341,279		$192,390
Class C Shares	—		57,690		—
Class R Shares	—		515		15,487
Class R6 Shares	18		—		—
Class Y Shares	53,509		24,032		28,148
Total	$55,831		$423,516		$236,025
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	144		8,171		8,667
Class C Shares	—		1,657		—
Class R Shares	—		13		699
Class R6 Shares	1		—		—
Class Y Shares	3,308		539		1,262
Total	3,453		10,380		10,628
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$16.04		$41.77		$22.20
Class C Shares (f)	—		$34.82		—
Class R Shares	—		$39.88		$22.15
Class R6 Shares	$16.20		—		—
Class Y Shares	$16.17		$44.62		$22.31
Maximum Sales Charge — Class A Shares	5.75%		5.75%		2.50%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$17.02		$44.32		$22.77

(a)  Includes $728 of securities on loan.

(b)  Includes $3,060 of securities on loan.

(c)  Includes $431 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2017

(Amounts in Thousands, Except Per Share Amounts)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
ASSETS:
Investments, at value (Cost $2,690,760, $5,288 and $4,707)	$3,948,633	(a)	$6,261	(b)	$5,605	(c)
Foreign currency, at value (Cost $—, $— and $5)	—		—		5
Cash and cash equivalents	10,944		14		68
Interest and dividends receivable	3,853		2		23
Receivable for capital shares issued	5,804		—		7
Receivable for investments sold	114,105		—		17
Receivable from Adviser	—		—		37
Prepaid expenses	95		1		7
Total Assets	4,083,434		6,278		5,769
LIABILITIES:
Collateral for Securities Loaned	9,566		65		129
Payable for investments purchased	—		—		27
Accrued foreign capital gains taxes	—		—		2
Payable for capital shares redeemed	122,894		—		—
Payable to Adviser	164		10		—
Accrued expenses and other payables:
Investment advisory fees	2,594		4		5
Administration fees	214		—	(d)	—	(d)
Custodian fees	—		—	(d)	4
Transfer agent fees	1,289		—	(d)	1
Chief Compliance Officer fees	9		—	(d)	—	(d)
Trustees' fees	69		—	(d)	—	(d)
12b-1 fees	148		—	(d)	—	(d)
Other accrued expenses	354		11		17
Total Liabilities	137,301		90		185
NET ASSETS:
Capital	2,156,358		5,405		4,851
Accumulated net investment income (loss)	38		(17)		14
Accumulated net realized gains (losses) from investments and foreign currency translations	531,864		(173)		(177)
Net unrealized appreciation on investments and foreign currency translations	1,257,873		973		896
Net Assets	$3,946,133		$6,188		$5,584
Net Assets
Class A Shares	$657,496		$83		$690
Class C Shares	148,305		—		—
Class I Shares	—		6,049		—
Class R Shares	32,913		—		—
Class R6 Shares	761,607		—		—
Class Y Shares	2,345,812		56		4,894
Total	$3,946,133		$6,188		$5,584
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	17,672		7		56
Class C Shares	4,703		—		—
Class I Shares	—		540		—
Class R Shares	918		—		—
Class R6 Shares	19,258		—		—
Class Y Shares	59,992		5		395
Total	102,543		552		451
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$37.21		$11.14		$12.34
Class C Shares (f)	$31.54		—		—
Class I Shares	—		$11.21		—
Class R Shares	$35.82		—		—
Class R6 Shares	$39.55		—		—
Class Y Shares	$39.10		$11.18		$12.38
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$39.48		$11.82		$13.09

(a)  Includes $9,489 of securities on loan.

(b)  Includes $60 of securities on loan.

(c)  Includes $120 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2017

(Amounts in Thousands, Except Per Share Amounts)

	Victory Trivalent International Fund-Core Equity	Victory Trivalent International Small-Cap Fund	Victory INCORE Total Return Bond Fund
ASSETS:
Investments, at value (Cost $20,054, $919,733 and $105,798)	$22,473 (a)	$1,145,633 (b)	$106,315
Foreign currency, at value (Cost $22, $384 and $—)	22	392	—
Cash and cash equivalents	23	11,330	4,142
Deposits with brokers for futures contracts	—	—	442
Deposits with brokers for swap agreements	—	—	1,094
Interest and dividends receivable	50	1,933	675
Receivable for capital shares issued	52	1,667	6
Receivable for investments sold	438	742	—
Variation margin receivable on open centrally cleared swap agreements	—	—	6
Reclaims receivable	42	986	—
Receivable from Adviser	71	462	16
Prepaid expenses	70	100	28
Total Assets	23,241	1,163,245	112,724
LIABILITIES:
Collateral for Securities Loaned	270	39,062	—
Payable for investments purchased	295	3,928	12,683
Accrued foreign capital gains taxes	2	—	—
Payable for capital shares redeemed	17	1,194	235
Variation margin payable on open futures contracts	—	—	20
Payable for deferred mortgage dollar rolls	—	—	9
Accrued expenses and other payables:
Investment advisory fees	15	866	33
Administration fees	1	56	5
Custodian fees	7	27	—
Transfer agent fees	8	241	18
Chief Compliance Officer fees	— (c)	1	— (c)
Trustees' fees	71	19	82
12b-1 fees	1	12	2
Other accrued expenses	31	87	34
Total Liabilities	718	45,493	13,121
NET ASSETS:
Capital	27,773	895,374	105,972
Accumulated net investment income (loss)	(25)	7,927	619
Accumulated net realized losses from investments and foreign currency translations	(7,644)	(11,485)	(7,451)
Net unrealized appreciation on investments and foreign currency translations	2,419	225,936	463
Net Assets	$22,523	$1,117,752	$99,603
Net Assets
Class A Shares	$5,658	$92,295	$14,569
Class C Shares	773	5,161	2,073
Class I Shares	378	539,822	—
Class R6 Shares	1,628	30,033	6,698
Class Y Shares	14,086	450,441	76,263
Total	$22,523	$1,117,752	$99,603
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	785	7,171	1,528
Class C Shares	108	410	216
Class I Shares	52	41,644	—
Class R6 Shares	225	2,307	701
Class Y Shares	1,957	34,887	7,985
Total	3,127	86,419	10,430
Net asset value, offering (except Class A Shares) and redemption price per share: (d)
Class A Shares	$7.21	$12.87	$9.54
Class C Shares (e)	$7.16	$12.58	$9.60
Class I Shares	$7.23	$12.96	—
Class R6 Shares	$7.23	$13.02	$9.55
Class Y Shares	$7.20	$12.91	$9.55
Maximum Sales Charge — Class A Shares	5.75%	5.75%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$7.65	$13.66	$9.73

(a)  Includes $251 of securities on loan.

(b)  Includes $41,343 of securities on loan.

(c)  Rounds to less than $1.

(d)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(e)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2017

(Amounts in Thousands)

	Victory Integrity Discovery Fund	Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
Investment Income:
Interest income	$19	$4		$229
Dividend income	1,444	571		28,028
Securities lending income	47	1		333
Foreign tax withholding	—	—		(48)
Total Income	1,510	576		28,542
Expenses:
Investment advisory fees	1,411	266		18,984
Administration fees	94	24		1,516
12b-1 fees — Class A Shares	207	11		554
12b-1 fees — Class C Shares	160	—		297
12b-1 fees — Class R Shares	10	—		80
Custodian fees	12	10		86
Transfer agent fees — Class A Shares	128	12		687
Transfer agent fees — Class C Shares	23	—		46
Transfer agent fees — Class R Shares	5	—		82
Transfer agent fees — Class R6 Shares	—	—	(a)	5
Transfer agent fees — Class Y Shares	80	55		2,173
Trustees' fees	17	2		190
Chief Compliance Officer fees	1	—	(a)	15
Legal and audit fees	19	12		140
State registration and filing fees	74	63		212
Other expenses	37	18		316
Total Expenses	2,278	473		25,383
Expenses waived/reimbursed by Adviser	(10)	(137)		(102)
Net Expenses	2,268	336		25,281
Net Investment Income (Loss)	(758)	240		3,261
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions	16,573	1,272		138,172
Net realized gains from futures transactions	1	—		—
Net change in unrealized appreciation/depreciation on investments	17,374	3,068		289,457
Net realized/unrealized gains on investments	33,948	4,340		427,629
Change in net assets resulting from operations	$33,190	$4,580		$430,890

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2017

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund	Victory S&P 500 Index Fund
Investment Income:
Interest income	$4		$20	$6
Dividend income	478		5,908	5,001
Securities lending income	2		14	3
Foreign tax withholding	—		(15)	—
Total Income	484		5,927	5,010
Expenses:
Investment advisory fees	298		3,118	488
Administration fees	24		288	169
12b-1 fees — Class A Shares	4		814	288
12b-1 fees — Class C Shares	—		672	—
12b-1 fees — Class R Shares	—		5	74
Custodian fees	13		17	38
Transfer agent fees — Class A Shares	3		824	154
Transfer agent fees — Class C Shares	—		208	—
Transfer agent fees — Class R Shares	—		3	13
Transfer agent fees — Class R6 Shares	—	(a)	—	—
Transfer agent fees — Class Y Shares	39		19	7
Trustees' fees	2		65	27
Chief Compliance Officer fees	—	(a)	4	2
Legal and audit fees	13		25	19
State registration and filing fees	52		72	59
Other expenses	20		111	85
Total Expenses	468		6,245	1,423
Expenses waived/reimbursed by Adviser	(114)		(12)	—
Net Expenses	354		6,233	1,423
Net Investment Income (Loss)	130		(306)	3,587
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions	599		30,736	24,179
Net realized gains from futures transactions	—		—	254
Net change in unrealized appreciation/depreciation on investments	5,175		35,960	10,521
Net change in unrealized appreciation/depreciation on futures transactions	—		—	—	(a)
Net realized/unrealized gains on investments	5,774		66,696	34,954
Change in net assets resulting from operations	$5,904		$66,390	$38,541

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2017

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund	Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
Investment Income:
Interest income	$44	$—		$—
Dividend income	49,248	53		121
Securities lending income	235	4		3
Foreign tax withholding	—	(1)		(9)
Total Income	49,527	56		115
Expenses:
Investment advisory fees	33,735	47		49
Administration fees	3,149	4		3
12b-1 fees — Class A Shares	2,166	—	(a)	1
12b-1 fees — Class C Shares	1,822	—		—
12b-1 fees — Class R Shares	186	—		—
Custodian fees	128	3		42
Transfer agent fees — Class A Shares	1,788	—	(a)	—	(a)
Transfer agent fees — Class C Shares	197	—		—
Transfer agent fees — Class I Shares	—	—	(a)	—
Transfer agent fees — Class R Shares	98	—		—
Transfer agent fees — Class R6 Shares	2	—		—
Transfer agent fees — Class Y Shares	4,993	—	(a)	7
Trustees' fees	452	—	(a)	—	(a)
Chief Compliance Officer fees	36	—	(a)	—	(a)
Legal and audit fees	225	10		16
State registration and filing fees	203	9		6
Other expenses	659	6		33
Total Expenses	49,839	79		157
Expenses waived/reimbursed by Adviser	(276)	(16)		(90)
Net Expenses	49,563	63		67
Net Investment Income (Loss)	(36)	(7)		48
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions and foreign currency translations	848,910	20		80
Foreign taxes on realized gains	—	—		(4)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(129,327)	1,385		693
Net change in unrealized appreciation/depreciation on foreign capital gains taxes	—	—		1
Net realized/unrealized gains on investments	719,583	1,405		770
Change in net assets resulting from operations	$719,547	$1,398		$818

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2017

(Amounts in Thousands)

	Victory Trivalent International Fund-Core Equity	Victory Trivalent International Small-Cap Fund	Victory INCORE Total Return Bond Fund
Investment Income:
Interest income	$—	$32	$2,990
Dividend income	623	24,240	18
Securities lending income	3	634	3
Foreign tax withholding	(61)	(2,399)	—
Mortgage dollar roll income	—	—	248
Total Income	565	22,507	3,259
Expenses:
Investment advisory fees	177	8,937	406
Administration fees	15	649	71
12b-1 fees — Class A Shares	13	202	37
12b-1 fees — Class C Shares	—	53	27
Custodian fees	65	165	7
Transfer agent fees — Class A Shares	12	143	29
Transfer agent fees — Class C Shares	3	8	5
Transfer agent fees — Class I Shares	— (a)	366	—
Transfer agent fees — Class R6 Shares	—	2	—
Transfer agent fees — Class Y Shares	1	940	25
Trustees' fees	12	82	18
Chief Compliance Officer fees	— (a)	7	1
Legal and audit fees	8	55	17
State registration and filing fees	78	136	67
Other expenses	41	159	30
Total Expenses	425	11,904	740
Expenses waived/reimbursed by Adviser	(153)	(1,935)	(67)
Net Expenses	272	9,969	673
Net Investment Income	293	12,538	2,586
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions and foreign currency translations	1,610	17,173	167
Foreign taxes on realized gains	(2)	—	—
Net realized losses from futures transactions	—	—	(23)
Net realized gains from centrally cleared swap transactions	—	—	366
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,830	165,695	(1,718)
Net change in unrealized appreciation/depreciation on futures transactions	—	—	(141)
Net change in unrealized appreciation/depreciation on centrally cleared swap transactions	—	—	(21)
Net change in unrealized appreciation/depreciation on foreign capital gains taxes	(2)	—	—
Net realized/unrealized gains/losses on investments	3,436	182,868	(1,370)
Change in net assets resulting from operations	$3,729	$195,406	$1,216

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$(758)	$(311)	$240	$114	$3,261	$5,762
Net realized gains (losses) from investment transactions	16,574	6,061	1,272	(520)	138,172	(76,038)
Net change in unrealized appreciation/depreciation on investments	17,374	(15,425)	3,068	786	289,457	(20,543)
Change in net assets resulting from operations	33,190	(9,675)	4,580	380	430,890	(90,819)
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	—	(30)	—	—
Class C Shares	—	—	—	—	—	—
Class R Shares	—	—	—	—	—	—
Class R6 Shares (a)	—	—	(4)	(3)	(2,661)	(833)
Class Y Shares	—	—	(143)	(28)	(3,159)	(103)
From net realized gains:
Class A Shares	(4,989)	(4,102)	—	(98)	—	(3,483)
Class C Shares	(839)	(1,394)	—	—	—	(461)
Class R Shares	(82)	(95)	—	—	—	(218)
Class R6 Shares (a)	—	—	—	(5)	—	(7,877)
Class Y Shares	(1,320)	(2,215)	—	(73)	—	(10,606)
Change in net assets resulting from distributions to shareholders	(7,230)	(7,806)	(147)	(237)	(5,820)	(23,581)
Change in net assets resulting from capital transactions	34,650	(5,548)	27,541	5,208	186,771	528,210
Capital Contribution from Prior Custodian, Net (See Note 7)	—	143	—	—	—	64
Change in net assets	60,610	(22,886)	31,974	5,351	611,841	413,874
Net Assets:
Beginning of period	92,173	115,059	20,254	14,903	1,850,189	1,436,315
End of period	$152,783	$92,173	$52,228	$20,254	$2,462,030	$1,850,189
Accumulated net investment income (loss)	$30	$34	$137	$47	$2,705	$5,830

(a)  Class R6 Shares for Integrity Mid-Cap Value Fund commenced operations on December 15, 2015.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$92,292	$6,423	$2,501	$4,480	$51,967	$91,700
Distributions reinvested	4,711	3,554	—	124	—	2,843
Cost of shares redeemed	(75,301)	(13,048)	(11,245)	(3,814)	(94,576)	(105,408)
Total Class A Shares	$21,702	$(3,071)	$(8,744)	$790	$(42,609)	$(10,865)
Class C Shares
Proceeds from shares issued	$2,880	$1,210	$—	$—	$3,752	$6,194
Distributions reinvested	693	1,123	—	—	—	378
Cost of shares redeemed	(4,963)	(2,450)	—	—	(10,425)	(4,110)
Total Class C Shares	$(1,390)	$(117)	$—	$—	$(6,673)	$2,462
Class R Shares
Proceeds from shares issued	$725	$978	$—	$—	$5,633	$8,566
Distributions reinvested	38	50	—	—	—	142
Cost of shares redeemed	(585)	(398)	—	—	(8,516)	(4,382)
Total Class R Shares	$178	$630	$—	$—	$(2,883)	$4,326
Class R6 Shares (a)
Proceeds from shares issued	$—	$—	$1,518	$693	$298,298	$314,086
Distributions reinvested	—	—	4	8	2,657	8,685
Cost of shares redeemed	—	—	(998)	(36)	(179,090)	(101,632)
Total Class R6 Shares	$—	$—	$524	$665	$121,865	$221,139
Class Y Shares
Proceeds from shares issued	$34,425	$14,754	$42,859	$6,815	$445,390	$528,962
Distributions reinvested	1,225	2,038	140	101	2,713	8,363
Cost of shares redeemed	(21,490)	(19,782)	(7,238)	(3,163)	(331,032)	(226,177)
Total Class Y Shares	$14,160	$(2,990)	$35,761	$3,753	$117,071	$311,148
Change in net assets resulting from capital transactions	$34,650	$(5,548)	$27,541	$5,208	$186,771	$528,210

(a)  Class R6 Shares for Integrity Mid-Cap Value Fund commenced operations on December 15, 2015.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Share Transactions:
Class A Shares
Issued	2,344	190	147	305	1,440	3,027
Reinvested	116	107	—	8	—	92
Redeemed	(1,872)	(397)	(705)	(264)	(2,675)	(3,429)
Total Class A Shares	588	(100)	(558)	49	(1,235)	(310)
Class C Shares
Issued	92	45	—	—	114	224
Reinvested	22	43	—	—	—	13
Redeemed	(163)	(91)	—	—	(324)	(149)
Total Class C Shares	(49)	(3)	—	—	(210)	88
Class R Shares
Issued	19	31	—	—	158	281
Reinvested	1	2	—	—	—	5
Redeemed	(15)	(13)	—	—	(242)	(147)
Total Class R Shares	5	20	—	—	(84)	139
Class R6 Shares (a)
Issued	—	—	85	49	7,970	9,877
Reinvested	—	—	— (b)	1	68	273
Redeemed	—	—	(56)	(3)	(4,887)	(3,234)
Total Class R6 Shares	—	—	29	47	3,151	6,916
Class Y Shares
Issued	806	403	2,519	462	12,064	17,047
Reinvested	28	58	8	7	70	264
Redeemed	(502)	(566)	(411)	(215)	(8,938)	(7,356)
Total Class Y Shares	332	(105)	2,116	254	3,196	9,955
Change in Shares	876	(188)	1,587	350	4,818	16,788

(a)  Class R6 Shares for Integrity Mid-Cap Value Fund commenced operations on December 15, 2015.

(b)  Rounds to less than 1.
See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$130	$82	$(306)	$(381)	$3,587	$4,031
Net realized gains (losses) from investment transactions	599	(1,615)	30,736	69	24,433	18,936
Net change in unrealized appreciation/depreciation on investments	5,175	346	35,960	(20,226)	10,521	(15,765)
Change in net assets resulting from operations	5,904	(1,187)	66,390	(20,538)	38,541	7,202
Distributions to Shareholders:
From net investment income:
Class A Shares	—	(2)	—	—	(3,000)	(3,159)
Class R Shares	—	—	—	—	(171)	(173)
Class R6 Shares	—	(15)	—	—	—	—
Class Y Shares	(32)	(75)	—	—	(633)	(680)
From net realized gains:
Class A Shares	—	—	—	(62,893)	(12,170)	(18,328)
Class C Shares	—	—	—	(15,396)	—	—
Class R Shares	—	—	—	(148)	(911)	(1,284)
Class Y Shares	—	—	—	(3,735)	(2,439)	(3,513)
Change in net assets resulting from distributions to shareholders	(32)	(92)	—	(82,172)	(19,324)	(27,137)
Change in net assets resulting from capital transactions	26,944	1,371	(51,451)	24,647	(18,279)	(5,475)
Capital Contribution from Prior Custodian, Net (See Note 7)	—	—	—	421	—	215
Change in net assets	32,816	92	14,939	(77,642)	938	(25,195)
Net Assets:
Beginning of period	23,015	22,923	408,577	486,219	235,087	260,282
End of period	$55,831	$23,015	$423,516	$408,577	$236,025	$235,087
Accumulated net investment income	$90	$—	$226	$243	$16	$206

(a)  Rounds to less than $1.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,960	$318	$17,665	$12,899	$19,860	$21,637
Distributions reinvested	—	2	—	53,212	13,337	18,791
Cost of shares redeemed	(562)	(97)	(47,504)	(47,371)	(41,968)	(44,558)
Total Class A Shares	$1,398	$223	$(29,839)	$18,740	$(8,771)	$(4,130)
Class C Shares
Proceeds from shares issued	$—	$—	$863	$3,209	$—	$—
Distributions reinvested	—	—	—	12,092	—	—
Cost of shares redeemed	—	—	(21,471)	(9,469)	—	—
Total Class C Shares	$—	$—	$(20,608)	$5,832	$—	$—
Class R Shares
Proceeds from shares issued	$—	$—	$167	$695	$5,029	$3,083
Distributions reinvested	—	—	—	130	1,082	1,457
Cost of shares redeemed	—	—	(1,092)	(521)	(4,986)	(4,638)
Total Class R Shares	$—	$—	$(925)	$304	$1,125	$(98)
Class R6 Shares
Proceeds from shares issued	$257	$480	$—	$—	$—	$—
Distributions reinvested	—	15	—	—	—	—
Cost of shares redeemed	(4,280)	(509)	—	—	—	—
Total Class R6 Shares	$(4,023)	$(14)	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$37,010	$2,737	$6,634	$2,664	$7,296	$3,516
Distributions reinvested	32	74	—	3,098	2,799	3,916
Cost of shares redeemed	(7,473)	(1,649)	(6,713)	(5,991)	(20,728)	(8,679)
Total Class Y Shares	$29,569	$1,162	$(79)	$(229)	$(10,633)	$(1,247)
Change in net assets resulting from capital transactions	$26,944	$1,371	$(51,451)	$24,647	$(18,279)	$(5,475)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Share Transactions:
Class A Shares
Issued	126	25	443	335	929	1,052
Reinvested	—	— (a)	—	1,443	642	926
Redeemed	(36)	(8)	(1,231)	(1,241)	(1,965)	(2,170)
Total Class A Shares	90	17	(788)	537	(394)	(192)
Class C Shares
Issued	—	—	27	100	—	—
Reinvested	—	—	—	389	—	—
Redeemed	—	—	(648)	(285)	—	—
Total Class C Shares	—	—	(621)	204	—	—
Class R Shares
Issued	—	—	5	20	234	150
Reinvested	—	—	—	4	52	72
Redeemed	—	—	(29)	(13)	(232)	(226)
Total Class R Shares	—	—	(24)	11	54	(4)
Class R6 Shares
Issued	18	37	—	—	—	—
Reinvested	—	1	—	—	—	—
Redeemed	(270)	(38)	—	—	—	—
Total Class R6 Shares	(252)	— (a)	—	—	—	—
Class Y Shares
Issued	2,373	208	158	65	341	168
Reinvested	2	6	—	79	134	192
Redeemed	(484)	(126)	(160)	(142)	(946)	(423)
Total Class Y Shares	1,891	88	(2)	2	(471)	(63)
Change in Shares	1,729	105	(1,435)	754	(811)	(259)

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$(36)	$(806)	$(7)	$(21)	$48	$47
Net realized gains (losses) from investment transactions	848,910	435,515	20	(192)	76	(210)
Net change in unrealized appreciation/depreciation on investments	(129,327)	(949,747)	1,385	(599)	694	(207)
Change in net assets resulting from operations	719,547	(515,038)	1,398	(812)	818	(370)
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	—	—	(3)	(2)
Class Y Shares	—	—	—	—	(40)	(25)
From net realized gains:
Class A Shares	(103,938)	(107,207)	—	—	—	—
Class C Shares	(24,737)	(24,639)	—	—	—	—
Class R Shares	(4,453)	(4,845)	—	—	—	—
Class R6 Shares	(81,739)	(74,973)	—	—	—	—
Class Y Shares	(291,102)	(337,685)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(505,969)	(549,349)	—	—	(43)	(27)
Change in net assets resulting from capital transactions	(1,196,267)	(345,784)	361	791	860	108
Capital Contribution from Prior Custodian, Net (See Note 7)	—	177	—	—	—	—
Change in net assets	(982,689)	(1,409,994)	1,759	(21)	1,635	(289)
Net Assets:
Beginning of period	4,928,822	6,338,816	4,429	4,450	3,949	4,238
End of period	$3,946,133	$4,928,822	$6,188	$4,429	$5,584	$3,949
Accumulated net investment income (loss)	$38	$42	$(17)	$(10)	$14	$24

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$131,026	$162,389	$70	$6	$393	$102
Distributions reinvested	89,253	93,158	—	—	2	2
Cost of shares redeemed	(565,497)	(339,797)	(59)	—	(39)	(140)
Total Class A Shares	$(345,218)	$(84,250)	$11	$6	$356	$(36)
Class C Shares
Proceeds from shares issued	$7,907	$13,305	$—	$—	$—	$—
Distributions reinvested	20,067	19,870	—	—	—	—
Cost of shares redeemed	(82,640)	(39,452)	—	—	—	—
Total Class C Shares	$(54,666)	$(6,277)	$—	$—	$—	$—
Class I Shares
Proceeds from shares issued	$—	$—	$440	$867	$—	$—
Cost of shares redeemed	—	—	(90)	(82)	—	—
Total Class I Shares	$—	$—	$350	$785	$—	$—
Class R Shares
Proceeds from shares issued	$5,802	$10,031	$—	$—	$—	$—
Distributions reinvested	4,278	4,641	—	—	—	—
Cost of shares redeemed	(18,371)	(22,057)	—	—	—	—
Total Class R Shares	$(8,291)	$(7,385)	$—	$—	$—	$—
Class R6 Shares
Proceeds from shares issued	$214,659	$286,983	$—	$—	$—	$—
Distributions reinvested	79,420	73,138	—	—	—	—
Cost of shares redeemed	(331,330)	(205,461)	—	—	—	—
Total Class R6 Shares	$(37,251)	$154,660	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$428,446	$645,451	$—	$—	$674	$292
Distributions reinvested	271,924	313,081	—	—	37	24
Cost of shares redeemed	(1,451,211)	(1,361,064)	—	—	(207)	(172)
Total Class Y Shares	$(750,841)	$(402,532)	$—	$—	$504	$144
Change in net assets resulting from capital transactions	$(1,196,267)	$(345,784)	$361	$791	$860	$108

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Share Transactions:
Class A Shares
Issued	3,622	4,275	6	1	33	9
Reinvested	2,653	2,586	—	—	— (a)	— (a)
Redeemed	(15,569)	(9,145)	(5)	—	(3)	(14)
Total Class A Shares	(9,294)	(2,284)	1	1	30	(5)
Class C Shares
Issued	264	402	—	—	—	—
Reinvested	702	631	—	—	—	—
Redeemed	(2,651)	(1,224)	—	—	—	—
Total Class C Shares	(1,685)	(191)	—	—	—	—
Class I Shares
Issued	—	—	47	97	—	—
Redeemed	—	—	(10)	(9)	—	—
Total Class I Shares	—	—	37	88	—	—
Class R Shares
Issued	166	272	—	—	—	—
Reinvested	132	133	—	—	—	—
Redeemed	(524)	(607)	—	—	—	—
Total Class R Shares	(226)	(202)	—	—	—	—
Class R6 Shares
Issued	5,620	7,004	—	—	—	—
Reinvested	2,227	1,936	—	—	—	—
Redeemed	(8,498)	(5,324)	—	—	—	—
Total Class R6 Shares	(651)	3,616	—	—	—	—
Class Y Shares
Issued	11,262	16,650	—	—	58	29
Reinvested	7,703	8,347	—	—	4	2
Redeemed	(38,031)	(35,714)	—	—	(19)	(16)
Total Class Y Shares	(19,066)	(10,717)	—	—	43	15
Change in Shares	(30,922)	(9,778)	38	89	73	10

(a)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
From Investment Activities:
Operations:
Net investment income	$293	$333	$12,538	$9,868	$2,586	$3,447
Net realized gains (losses) from investment transactions	1,608	(303)	17,173	(20,739)	510	(2,602)
Net change in unrealized appreciation/depreciation on investments	1,828	(2,924)	165,695	(31,991)	(1,880)	2,571
Change in net assets resulting from operations	3,729	(2,894)	195,406	(42,862)	1,216	3,416
Distributions to Shareholders:
From net investment income:
Class A Shares	(94)	(84)	(878)	(862)	(526)	(541)
Class C Shares	(12)	(9)	(17)	(22)	(75)	(85)
Class I Shares	(6)	(4)	(6,447)	(4,210)	—	—
Class R6 Shares	(28)	(32)	(261)	(85)	(215)	(64)
Class Y Shares	(387)	(257)	(5,255)	(2,183)	(3,030)	(2,994)
From net realized gains:
Class A Shares	—	—	—	(1,144)	—	—
Class C Shares	—	—	—	(70)	—	—
Class I Shares	—	—	—	(4,244)	—	—
Class R6 Shares	—	—	—	(95)	—	—
Class Y Shares	—	—	—	(2,445)	—	—
Change in net assets resulting from distributions to shareholders	(527)	(386)	(12,858)	(15,360)	(3,846)	(3,684)
Change in net assets resulting from capital transactions	(1,202)	(4,389)	98,726	326,504	1,908	(12,321)
Capital Contribution from Prior Custodian, Net (See Note 7)	—	158	—	—	—	56
Change in net assets	2,000	(7,511)	281,274	268,282	(722)	(12,533)
Net Assets:
Beginning of period	20,523	28,034	836,478	568,196	100,325	112,858
End of period	$22,523	$20,523	$1,117,752	$836,478	$99,603	$100,325
Accumulated net investment income (loss)	$(25)	$186	$7,927	$3,992	$619	$1,495

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,296	$1,014	$34,930	$73,001	$2,018	$1,252
Distributions reinvested	77	68	753	1,808	424	436
Cost of shares redeemed	(1,165)	(1,555)	(37,141)	(54,377)	(3,371)	(4,279)
Total Class A Shares	$208	$(473)	$(1,458)	$20,432	$(929)	$(2,591)
Class C Shares
Proceeds from shares issued	$67	$122	$942	$2,692	$205	$454
Distributions reinvested	7	5	15	83	62	62
Cost of shares redeemed	(582)	(155)	(2,566)	(887)	(1,368)	(853)
Total Class C Shares	$(508)	$(28)	$(1,609)	$1,888	$(1,101)	$(337)
Class I Shares
Proceeds from shares issued	$144	$48	$112,440	$121,469	$—	$—
Distributions reinvested	6	4	2,277	2,916	—	—
Cost of shares redeemed	(6)	(78)	(39,105)	(29,003)	—	—
Total Class I Shares	$144	$(26)	$75,612	$95,382	$—	$—
Class R6 Shares
Proceeds from shares issued	$773	$567	$17,102	$10,966	$5,345	$1,562
Distributions reinvested	28	32	260	180	215	63
Cost of shares redeemed	(961)	(541)	(4,824)	(2,919)	(1,189)	(625)
Total Class R6 Shares	$(160)	$58	$12,538	$8,227	$4,371	$1,000
Class Y Shares
Proceeds from shares issued	$6,797	$1,189	$118,109	$263,875	$10,033	$3,579
Distributions reinvested	371	235	4,284	4,026	2,677	2,494
Cost of shares redeemed	(8,054)	(5,344)	(108,750)	(67,326)	(13,143)	(16,466)
Total Class Y Shares	$(886)	$(3,920)	$13,643	$200,575	$(433)	$(10,393)
Change in net assets resulting from capital transactions	$(1,202)	$(4,389)	$98,726	$326,504	$1,908	$(12,321)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Share Transactions:
Class A Shares
Issued	190	154	3,023	6,512	211	130
Reinvested	12	11	70	161	44	45
Redeemed	(175)	(247)	(3,277)	(5,091)	(352)	(443)
Total Class A Shares	27	(82)	(184)	1,582	(97)	(268)
Class C Shares
Issued	10	20	85	245	22	47
Reinvested	1	1	1	8	6	6
Redeemed	(84)	(24)	(231)	(83)	(142)	(88)
Total Class C Shares	(73)	(3)	(145)	170	(114)	(35)
Class I Shares
Issued	21	8	9,680	10,981	—	—
Reinvested	1	1	210	259	—	—
Redeemed	(1)	(13)	(3,408)	(2,634)	—	—
Total Class I Shares	21	(4)	6,482	8,606	—	—
Class R6 Shares
Issued	115	88	1,482	1,002	552	164
Reinvested	4	5	24	16	22	7
Redeemed	(148)	(87)	(419)	(270)	(123)	(65)
Total Class R6 Shares	(29)	6	1,087	748	451	106
Class Y Shares
Issued	1,048	193	10,237	25,012	1,050	369
Reinvested	59	37	397	358	279	259
Redeemed	(1,248)	(827)	(9,455)	(6,194)	(1,367)	(1,711)
Total Class Y Shares	(141)	(597)	1,179	19,176	(38)	(1,083)
Change in Shares	(195)	(680)	8,419	30,282	202	(1,280)

See notes to financial statements.

Victory Portfolios	Statements of Cash Flows For the Year Ended June 30, 2017

(Amounts in Thousands)

	Victory Trivalent International Fund-Core Equity	Victory INCORE Total Return Bond Fund
Increase (Decrease) in Cash Cash Flows from Operating Activities:
Net increase in net assets from operations	$3,729	$1,216
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(19,963)	(226,636)
Proceeds from disposition and paydowns of investments	22,376	224,722
Net purchases, sales and maturities of short-term investments	91	14,173
Net amortization/accretion on investments	—	324
Foreign currency, at value	(8)	—
Deposits with brokers for futures contracts	—	(111)
Deposits with brokers for swaps contracts	—	(1,094)
Interest and dividends receivable	15	3
Receivable from investments sold	178	126
Reclaims receivable	(2)	—
Receivable from Adviser	(71)	3
Receivable from Prior Custodian, Net (See Note 7)	215	164
Prepaid expenses	(23)	(3)
Payments for futures contracts transactions	—	(144)
Payments for centrally cleared swap contracts transactions	—	371
Collateral for Securities Loaned	(535)	—
Payable for investments purchased	(317)	855
Foreign tax payable	2	—
Payable to Adviser	(4)	33
Reimbursement due to Adviser (See Note 7)	(57)	(108)
Payable for deferred mortgage dollar rolls	1	(6)
Payable for investment advisory fees	1	(34)
Payable to administrator	(1)	(4)
Payable for custodian fees	1	(3)
Payable for transfer agent fees	—	1
Payable for trustee fees	2	(1)
Payable for 12b-1 fees	—	(4)
Other accrued expenses	(4)	2
Net realized gain from securities transactions	(1,636)	(510)
Net change in unrealized appreciation/depreciation from investments	(1,828)	1,880
Net cash provided by operating activities	2,162	15,215
Cash Flows from Financing Activities:
Payments for mortgage dollar rolls purchases	—	(33,681)
Proceeds on mortgage dollar roll sales	—	28,083
Borrowings on line of credit	5,700	—
Repayments on line of credit	(5,700)	—
Proceeds from shares sold	9,025	17,604
Payments on shares redeemed	(11,126)	(22,611)
Cash dividends paid (excluding reinvest of dividends of $489 & $3,378)	(38)	(468)
Net cash used in financing activities	(2,139)	(11,073)
Net change in cash and cash equivalents	23	4,142
Cash at beginning of year	—	—
Cash at end of year	$23	$4,142

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Integrity Discovery Fund
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$32.71	$38.13		$37.51	$35.12	$32.55
Investment Activities:
Net investment income (loss) (a)	(0.19)	(0.09)		(0.24)	(0.38)	(0.15)
Net realized and unrealized gains (losses) on investments	10.10	(2.73)		4.22	8.01	7.92
Total from Investment Activities	9.91	(2.82)		3.98	7.63	7.77
Distributions to Shareholders:
Net realized gains from investments	(1.61)	(2.65)		(3.36)	(5.24)	(5.20)
Total Distributions to Shareholders	(1.61)	(2.65)		(3.36)	(5.24)	(5.20)
Capital Contributions from Prior Custodian (See Note 7)	—	0.05		—	—	—
Net Asset Value, End of Period	$41.01	$32.71		$38.13	$37.51	$35.12
Total Return (excludes sales charge)	30.36%	(7.34	)%(b)	11.32%	21.75%	27.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$85,228	$48,759		$60,621	$82,905	$62,982
Ratio of net expenses to average net assets	1.55%	1.60%		1.70%	1.83%	1.93%
Ratio of net investment income (loss) to average net assets	(0.50)%	(0.27)%		(0.66)%	(1.00)%	(0.47)%
Portfolio turnover (c)	110%	42%		38%	62%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 7).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Discovery Fund
	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$25.76	$30.85		$31.20	$30.16	$28.84
Investment Activities:
Net investment income (loss) (a)	(0.38)	(0.28)		(0.43)	(0.55)	(0.35)
Net realized and unrealized gains (losses) on investments	7.92	(2.21)		3.44	6.83	6.87
Total from Investment Activities	7.54	(2.49)		3.01	6.28	6.52
Distributions to Shareholders:
Net realized gains from investments	(1.61)	(2.65)		(3.36)	(5.24)	(5.20)
Total Distributions to Shareholders	(1.61)	(2.65)		(3.36)	(5.24)	(5.20)
Capital Contributions from Prior Custodian (See Note 7)	—	0.05		—	—	—
Net Asset Value, End of Period	$31.69	$25.76		$30.85	$31.20	$30.16
Total Return (excludes contingent deferred sales charge)	29.33%	(8.04	)%(b)	10.41%	20.86%	26.43%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,796	$14,096		$16,989	$17,532	$13,767
Ratio of net expenses to average net assets	2.36%	2.38%		2.50%	2.58%	2.69%
Ratio of net investment income (loss) to average net assets	(1.28)%	(1.05)%		(1.45)%	(1.75)%	(1.22)%
Portfolio turnover (c)	110%	42%		38%	62%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 7).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Discovery Fund
	Class R Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$31.71	$37.21		$36.81	$34.63	$32.23
Investment Activities:
Net investment income (loss) (a)	(0.37)	(0.24)		(0.36)	(0.46)	(0.24)
Net realized and unrealized gains (losses) on investments	9.76	(2.66)		4.12	7.88	7.84
Total from Investment Activities	9.39	(2.90)		3.76	7.42	7.60
Distributions to Shareholders:
Net realized gains from investments	(1.61)	(2.65)		(3.36)	(5.24)	(5.20)
Total Distributions to Shareholders	(1.61)	(2.65)		(3.36)	(5.24)	(5.20)
Capital Contributions from Prior Custodian (See Note 7)	—	0.05		—	—	—
Net Asset Value, End of Period	$39.49	$31.71		$37.21	$36.81	$34.63
Total Return	29.67%	(7.76	)%(b)	10.88%	21.46%	27.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,291	$1,696		$1,232	$921	$355
Ratio of net expenses to average net assets	2.08%	2.08%		2.08%	2.08%	2.18%
Ratio of net investment income (loss) to average net assets	(0.99)%	(0.75)%		(1.00)%	(1.24)%	(0.75)%
Ratio of gross expenses to average net assets (c)	2.56%	2.39%		2.75%	2.08%	2.18%
Portfolio turnover (d)	110%	42%		38%	62%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Discovery Fund
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$35.02	$40.52		$39.55	$36.72	$33.72
Investment Activities:
Net investment income (loss) (a)	(0.13)	(0.01)		(0.15)	(0.29)	(0.07)
Net realized and unrealized gains (losses) on investments	10.83	(2.89)		4.48	8.36	8.27
Total from Investment Activities	10.70	(2.90)		4.33	8.07	8.20
Distributions to Shareholders:
Net realized gains from investments	(1.61)	(2.65)		(3.36)	(5.24)	(5.20)
Total Distributions to Shareholders	(1.61)	(2.65)		(3.36)	(5.24)	(5.20)
Capital Contributions from Prior Custodian (See Note 7)	—	0.05		—	—	—
Net Asset Value, End of Period	$44.11	$35.02		$40.52	$39.55	$36.72
Total Return	30.62%	(7.10	)%(b)	11.60%	22.08%	27.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$49,468	$27,622		$36,217	$22,279	$12,107
Ratio of net expenses to average net assets	1.38%	1.35%		1.45%	1.58%	1.69%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.03)%		(0.39)%	(0.75)%	(0.20)%
Portfolio turnover (c)	110%	42%		38%	62%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 7).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Integrity Mid-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$15.43	$15.54		$15.83	$12.59	$9.82
Investment Activities:
Net investment income (loss) (a)	0.03	0.07		(0.02)	(0.04)	(0.02)
Net realized and unrealized gains (losses) on investments	2.45	(0.01	)(b)	0.16	3.56	2.80
Total from Investment Activities	2.48	0.06		0.14	3.52	2.78
Distributions to Shareholders:
Net investment income	—	(0.04)		—	—	(0.01)
Net realized gains from investments	—	(0.13)		(0.43)	(0.28)	—
Total Distributions to Shareholders	—	(0.17)		(0.43)	(0.28)	(0.01)
Net Asset Value, End of Period	$17.91	$15.43		$15.54	$15.83	$12.59
Total Return (excludes sales charge)	16.07%	0.41%		0.84%	28.20%	28.37%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,864	$11,086		$10,396	$4,283	$434
Ratio of net expenses to average net assets	1.35%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.19%	0.44%		(0.14)%	(0.27)%	(0.20)%
Ratio of gross expenses to average net assets (c)	1.94%	1.63%		2.10%	4.75%	9.29%
Portfolio turnover (d)	68%	71%		58%	51%	82%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Mid-Cap Value Fund
	Class R6 Shares
	Year Ended June 30, 2017	Period Ended June 30, 2016(a)
Net Asset Value, Beginning of Period	$15.53	$14.38
Investment Activities:
Net investment income (loss) (b)	0.12	0.06
Net realized and unrealized gains on investments	2.43	1.30
Total from Investment Activities	2.55	1.36
Distributions to Shareholders:
Net investment income	(0.06)	(0.08)
Net realized gains from investments	—	(0.13)
Total Distributions to Shareholders	(0.06)	(0.21)
Net Asset Value, End of Period	$18.02	$15.53
Total Return (c)	16.42%	9.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,375	$726
Ratio of net expenses to average net assets (d)	0.89%	1.04%
Ratio of net investment income (loss) to average net assets (d)	0.71%	0.75%
Ratio of gross expenses to average net assets (d) (e)	3.01%	3.10%
Portfolio turnover (c) (f)	68%	71%

(a)  Class R6 Shares of the Fund commenced operations on December 15, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Mid-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$15.58	$15.65		$15.89	$12.61	$9.83
Investment Activities:
Net investment income (loss) (a)	0.13	0.13		0.01	(0.01)	0.01
Net realized and unrealized gains (losses) on investments	2.43	(0.02	)(b)	0.18	3.57	2.81
Total from Investment Activities	2.56	0.11		0.19	3.56	2.82
Distributions to Shareholders:
Net investment income	(0.08)	(0.05)		—	—	(0.04)
Net realized gains from investments	—	(0.13)		(0.43)	(0.28)	—
Total Distributions to Shareholders	(0.08)	(0.18)		(0.43)	(0.28)	(0.04)
Net Asset Value, End of Period	$18.06	$15.58		$15.65	$15.89	$12.61
Total Return	16.43%	0.73%		1.15%	28.48%	28.76%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$47,989	$8,442		$4,507	$3,133	$2,630
Ratio of net expenses to average net assets	0.89%	1.15%		1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.74%	0.85%		0.08%	(0.09)%	0.13%
Ratio of gross expenses to average net assets (c)	1.18%	1.15%		1.75%	4.80%	9.68%
Portfolio turnover (d)	68%	71%		58%	51%	82%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Integrity Small-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$30.72	$33.48	$32.77	$25.95	$20.17
Investment Activities:
Net investment income (loss) (a)	(0.08)	0.01	(0.03)	(0.13)	0.05
Net realized and unrealized gains (losses) on investments	7.06	(2.31)	0.74	6.97	5.73
Total from Investment Activities	6.98	(2.30)	0.71	6.84	5.78
Distributions to Shareholders:
Net investment income	—	—	—	(0.02)	—
Net realized gains from investments	—	(0.46)	—	—	—
Total Distributions to Shareholders	—	(0.46)	—	(0.02)	—
Capital Contributions from Prior Custodian (See Note 7)	—	— (b)	—	—	—
Net Asset Value, End of Period	$37.70	$30.72	$33.48	$32.77	$25.95
Total Return (excludes sales charge)	22.72%	(6.87)%	2.17%	26.36%	28.66%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$219,113	$216,492	$246,351	$168,289	$106,502
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.22)%	0.04%	(0.08)%	(0.44)%	0.22%
Ratio of gross expenses to average net assets (c)	1.52%	1.57%	1.53%	1.52%	1.59%
Portfolio turnover (d)	58%	47%	38%	92%	57%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small-Cap Value Fund
	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$27.69	$30.45	$30.03	$23.94	$18.75
Investment Activities:
Net investment income (loss) (a)	(0.28)	(0.19)	(0.25)	(0.33)	(0.10)
Net realized and unrealized gains (losses) on investments	6.35	(2.11)	0.67	6.42	5.29
Total from Investment Activities	6.07	(2.30)	0.42	6.09	5.19
Distributions to Shareholders:
Net realized gains from investments	—	(0.46)	—	—	—
Total Distributions to Shareholders	—	(0.46)	—	—	—
Capital Contributions from Prior Custodian (See Note 7)	—	— (b)	—	—	—
Net Asset Value, End of Period	$33.76	$27.69	$30.45	$30.03	$23.94
Total Return (excludes contingent deferred sales charge)	21.92%	(7.56)%	1.40%	25.44%	27.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$27,015	$27,987	$28,090	$25,035	$18,642
Ratio of net expenses to average net assets	2.16%	2.22%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(0.89)%	(0.68)%	(0.85)%	(1.20)%	(0.49)%
Ratio of gross expenses to average net assets (c)	2.16%	2.22%	2.25%	2.28%	2.34%
Portfolio turnover (d)	58%	47%	38%	92%	57%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small-Cap Value Fund
	Class R Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$30.11	$33.00	$32.29	$25.61	$19.96
Investment Activities:
Net investment income (loss) (a)	(0.16)	(0.06)	(0.12)	(0.21)	(0.02)
Net realized and unrealized gains (losses) on investments	6.91	(2.37)	0.83	6.89	5.67
Total from Investment Activities	6.75	(2.43)	0.71	6.68	5.65
Distributions to Shareholders:
Net realized gains from investments	—	(0.46)	—	—	—
Total Distributions to Shareholders	—	(0.46)	—	—	—
Capital Contributions from Prior Custodian (See Note 7)	—	— (b)	—	—	—
Net Asset Value, End of Period	$36.86	$30.11	$33.00	$32.29	$25.61
Total Return	22.42%	(7.36)%	2.20%	26.08%	28.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,317	$15,042	$11,850	$5,350	$651
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.19)%	(0.37)%	(0.70)%	(0.11)%
Ratio of gross expenses to average net assets (c)	2.06%	1.96%	2.02%	1.75%	1.83%
Portfolio turnover (d)	58%	47%	38%	92%	57%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small-Cap Value Fund
	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$31.60	$34.31	$33.43	$26.41	$20.46
Investment Activities:
Net investment income (loss) (a)	0.12	0.18	0.13	(0.01)	0.09
Net realized and unrealized gains (losses) on investments	7.28	(2.38)	0.75	7.11	5.86
Total from Investment Activities	7.40	(2.20)	0.88	7.10	5.95
Distributions to Shareholders:
Net investment income	(0.14)	(0.05)	—	(0.08)	—
Net realized gains from investments	—	(0.46)	—	—	— (b)
Total Distributions to Shareholders	(0.14)	(0.51)	—	(0.08)	—
Capital Contributions from Prior Custodian (See Note 7)	—	— (b)	—	—	— (b)
Net Asset Value, End of Period	$38.86	$31.60	$34.31	$33.43	$26.41
Total Return	23.40%	(6.41)%	2.63%	26.89%	29.11%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$871,150	$608,927	$423,831	$286,897	$19,560
Ratio of net expenses to average net assets	0.96%	1.00%	1.04%	1.07%	1.13%
Ratio of net investment income (loss) to average net assets	0.33%	0.57%	0.37%	(0.02)%	0.39%
Ratio of gross expenses to average net assets (c)	0.96%	1.00%	1.04%	1.07%	1.14%
Portfolio turnover (d)	58%	47%	38%	92%	57%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$31.45	$34.15	$33.33	$26.35	$20.46
Investment Activities:
Net investment income (loss) (a)	0.05	0.13	0.07	(0.06)	0.12
Net realized and unrealized gains (losses) on investments	7.23	(2.37)	0.75	7.10	5.80
Total from Investment Activities	7.28	(2.24)	0.82	7.04	5.92
Distributions to Shareholders:
Net investment income	(0.10)	— (b)	—	(0.06)	(0.03)
Net realized gains from investments	—	(0.46)	—	—	—
Total Distributions to Shareholders	(0.10)	(0.46)	—	(0.06)	(0.03)
Capital Contributions from Prior Custodian (See Note 7)	—	— (b)	—	—	—
Net Asset Value, End of Period	$38.63	$31.45	$34.15	$33.33	$26.35
Total Return	23.14%	(6.54)%	2.46%	26.72%	28.94%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,329,435	$981,741	$726,193	$537,362	$300,839
Ratio of net expenses to average net assets	1.15%	1.15%	1.20%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.13%	0.40%	0.22%	(0.19)%	0.50%
Ratio of gross expenses to average net assets (c)	1.15%	1.15%	1.20%	1.27%	1.33%
Portfolio turnover (d)	58%	47%	38%	92%	57%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Integrity Small/Mid-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$13.26	$14.08	$15.15	$12.18	$9.81
Investment Activities:
Net investment income (loss) (a)	0.02	0.02	(0.05)	(0.08)	0.01
Net realized and unrealized gains (losses) on investments	2.76	(0.81)	(0.14)	3.27	2.39
Total from Investment Activities	2.78	(0.79)	(0.19)	3.19	2.40
Distributions to Shareholders:
Net investment income	—	(0.03)	—	—	(0.03)
Net realized gains from investments	—	—	(0.88)	(0.22)	—
Total Distributions to Shareholders	—	(0.03)	(0.88)	(0.22)	(0.03)
Net Asset Value, End of Period	$16.04	$13.26	$14.08	$15.15	$12.18
Total Return (excludes sales charge)	20.97%	(5.59)%	(1.34)%	26.29%	24.52%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,304	$716	$516	$511	$301
Ratio of net expenses to average net assets	1.21%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.13%	0.13%	(0.35)%	(0.55)%	0.09%
Ratio of gross expenses to average net assets (b)	2.40%	2.15%	3.71%	3.60%	36.42%
Portfolio turnover (c)	65%	60%	57%	50%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small/Mid-Cap Value Fund
	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$13.35	$14.17	$14.41
Investment Activities:
Net investment income (loss) (b)	0.03	0.05	0.02
Net realized and unrealized gains (losses) on investments	2.82	(0.81)	(0.26)
Total from Investment Activities	2.85	(0.76)	(0.24)
Distributions to Shareholders:
Net investment income	—	(0.06)	—
Total Distributions to Shareholders	—	(0.06)	—
Net Asset Value, End of Period	$16.20	$13.35	$14.17
Total Return (c)	21.35%	(5.33)%	(1.67)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18	$3,381	$3,586
Ratio of net expenses to average net assets (d)	1.09%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets (d)	0.20%	0.40%	0.48%
Ratio of gross expenses to average net assets (d) (e)	1.96%	1.58%	3.21%
Portfolio turnover (c) (f)	65%	60%	57%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Integrity Small/Mid-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$13.35	$14.16	$15.20	$12.19	$9.83
Investment Activities:
Net investment income (loss) (a)	0.06	0.05	(0.01)	(0.04)	—
Net realized and unrealized gains (losses) on investments	2.78	(0.81)	(0.15)	3.27	2.42
Total from Investment Activities	2.84	(0.76)	(0.16)	3.23	2.42
Distributions to Shareholders:
Net investment income	(0.02)	(0.05)	—	—	(0.06)
Net realized gains from investments	—	—	(0.88)	(0.22)	—
Total Distributions to Shareholders	(0.02)	(0.05)	(0.88)	(0.22)	(0.06)
Net Asset Value, End of Period	$16.17	$13.35	$14.16	$15.20	$12.19
Total Return	21.25%	(5.34)%	(1.14)%	26.60%	24.69%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$53,509	$18,918	$18,821	$9,184	$6,969
Ratio of net expenses to average net assets	0.96%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.38%	0.37%	(0.04)%	(0.30)%	0.01%
Ratio of gross expenses to average net assets (b)	1.21%	1.26%	1.70%	3.35%	4.93%
Portfolio turnover (c)	65%	60%	57%	50%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Munder Multi-Cap Fund
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$35.58	$44.91		$40.23	$30.81	$27.78
Investment Activities:
Net investment income (loss) (a)	0.02	0.01		(0.12)	(0.15)	(0.01)
Net realized and unrealized gains (losses) on investments	6.17	(1.58)		4.93	9.57	3.04
Total from Investment Activities	6.19	(1.57)		4.81	9.42	3.03
Distributions to Shareholders:
Net realized gains from investments	—	(7.80)		(0.13)	—	—
Total Distributions to Shareholders	—	(7.80)		(0.13)	—	—
Capital Contributions from Prior Custodian (See Note 7)	—	0.04		—	—	—
Net Asset Value, End of Period	$41.77	$35.58		$44.91	$40.23	$30.81
Total Return (excludes sales charge)	17.40%	(4.01	)%(b)	11.96%	30.57%	10.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$341,279	$318,712		$378,192	$381,584	$333,869
Ratio of net expenses to average net assets	1.38%	1.46%		1.49%	1.63%	1.68%
Ratio of net investment income (loss) to average net assets	0.04%	0.03%		(0.28)%	(0.41)%	(0.03)%
Portfolio turnover (c)	109%	117%		118%	124%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 7).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Multi-Cap Fund
	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$29.90	$39.29		$35.50	$27.39	$24.89
Investment Activities:
Net investment income (loss) (a)	(0.26)	(0.27)		(0.41)	(0.37)	(0.20)
Net realized and unrealized gains (losses) on investments	5.18	(1.36)		4.33	8.48	2.70
Total from Investment Activities	4.92	(1.63)		3.92	8.11	2.50
Distributions to Shareholders:
Net realized gains from investments	—	(7.80)		(0.13)	—	—
Total Distributions to Shareholders	—	(7.80)		(0.13)	—	—
Capital Contributions from Prior Custodian (See Note 7)	—	0.04		—	—	—
Net Asset Value, End of Period	$34.82	$29.90		$39.29	$35.50	$27.39
Total Return (excludes contingent deferred sales charge)	16.45%	(4.82	)%(b)	11.05%	29.61%	10.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$57,690	$68,112		$81,474	$81,717	$70,994
Ratio of net expenses to average net assets	2.21%	2.28%		2.31%	2.38%	2.43%
Ratio of net investment income (loss) to average net assets	(0.80)%	(0.79)%		(1.10)%	(1.16)%	(0.78)%
Portfolio turnover (c)	109%	117%		118%	124%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 7).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Multi-Cap Fund
	Class R Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$34.13	$43.57		$39.18	$30.09	$27.20
Investment Activities:
Net investment income (loss) (a)	(0.17)	(0.16)		(0.27)	(0.22)	(0.08)
Net realized and unrealized gains (losses) on investments	5.92	(1.52)		4.79	9.31	2.97
Total from Investment Activities	5.75	(1.68)		4.52	9.09	2.89
Distributions to Shareholders:
Net realized gains from investments	—	(7.80)		(0.13)	—	—
Total Distributions to Shareholders	—	(7.80)		(0.13)	—	—
Capital Contributions from Prior Custodian (See Note 7)	—	0.04		—	—	—
Net Asset Value, End of Period	$39.88	$34.13		$43.57	$39.18	$30.09
Total Return	16.85%	(4.43	)%(b)	11.51%	30.24%	10.63%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$515	$1,276		$1,144	$800	$916
Ratio of net expenses to average net assets	1.88%	1.88%		1.88%	1.88%	1.93%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.41)%		(0.65)%	(0.64)%	(0.27)%
Ratio of gross expenses to average net assets (c)	3.01%	2.48%		2.19%	1.88%	1.93%
Portfolio turnover (d)	109%	117%		118%	124%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Multi-Cap Fund
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$37.86	$47.10		$42.05	$32.13	$28.90
Investment Activities:
Net investment income (loss) (a)	0.17	0.20		0.02	(0.06)	0.07
Net realized and unrealized gains (losses) on investments	6.59	(1.68)		5.16	9.98	3.16
Total from Investment Activities	6.76	(1.48)		5.18	9.92	3.23
Distributions to Shareholders:
Net realized gains from investments	—	(7.80)		(0.13)	—	—
Total Distributions to Shareholders	—	(7.80)		(0.13)	—	—
Capital Contributions from Prior Custodian (See Note 7)	—	0.04		—	—	—
Net Asset Value, End of Period	$44.62	$37.86		$47.10	$42.05	$32.13
Total Return	17.86%	(3.61	)%(b)	12.32%	30.87%	11.21%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$24,032	$20,477		$25,409	$23,806	$19,994
Ratio of net expenses to average net assets	1.01%	1.01%		1.16%	1.38%	1.43%
Ratio of net investment income (loss) to average net assets	0.42%	0.47%		0.04%	(0.15)%	0.21%
Portfolio turnover (c)	109%	117%		118%	124%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 7).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory S&P 500 Index Fund
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$20.54	$22.24		$22.75	$19.73	$18.88
Investment Activities:
Net investment income (loss) (a)	0.31	0.34		0.31	0.27	0.28
Net realized and unrealized gains on investments	3.08	0.36		1.24	4.30	3.10
Total from Investment Activities	3.39	0.70		1.55	4.57	3.38
Distributions to Shareholders:
Net investment income	(0.34)	(0.35)		(0.32)	(0.28)	(0.27)
Net realized gains from investments	(1.39)	(2.07)		(1.74)	(1.27)	(2.26)
Total Distributions to Shareholders	(1.73)	(2.42)		(2.06)	(1.55)	(2.53)
Capital Contributions from Prior Custodian (See Note 7)	—	0.02		—	—	—
Net Asset Value, End of Period	$22.20	$20.54		$22.24	$22.75	$19.73
Total Return (excludes sales charge)	17.16%	3.49	%(b)	6.76%	23.73%	19.77%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$192,390	$186,089		$205,737	$208,223	$194,601
Ratio of net expenses to average net assets	0.58%	0.58%		0.64%	0.73%	0.75%
Ratio of net investment income (loss) to average net assets	1.47%	1.66%		1.37%	1.28%	1.47%
Ratio of gross expenses to average net assets (c)	0.58%	0.58%		0.64%	0.83%	0.85%
Portfolio turnover (d)	4%	4%		4%	3%	5%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory S&P 500 Index Fund
	Class R Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$20.51	$22.23		$22.73	$19.71	$18.87
Investment Activities:
Net investment income (loss) (a)	0.22	0.25		0.22	0.20	0.21
Net realized and unrealized gains on investments	3.06	0.35		1.24	4.30	3.09
Total from Investment Activities	3.28	0.60		1.46	4.50	3.30
Distributions to Shareholders:
Net investment income	(0.25)	(0.27)		(0.22)	(0.21)	(0.20)
Net realized gains from investments	(1.39)	(2.07)		(1.74)	(1.27)	(2.26)
Total Distributions to Shareholders	(1.64)	(2.34)		(1.96)	(1.48)	(2.46)
Capital Contributions from Prior Custodian (See Note 7)	—	0.02		—	—	—
Net Asset Value, End of Period	$22.15	$20.51		$22.23	$22.73	$19.71
Total Return	16.59%	3.03	%(b)	6.35%	23.33%	19.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,487	$13,221		$14,423	$14,399	$13,050
Ratio of net expenses to average net assets	1.03%	1.02%		1.03%	1.08%	1.10%
Ratio of net investment income (loss) to average net assets	1.02%	1.23%		0.96%	0.94%	1.11%
Portfolio turnover (c)	4%	4%		4%	3%	5%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016 (See Note 7).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory S&P 500 Index Fund
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$20.64	$22.33		$22.83	$19.80	$18.94
Investment Activities:
Net investment income (loss) (a)	0.36	0.39		0.36	0.31	0.31
Net realized and unrealized gains on investments	3.08	0.36		1.24	4.30	3.11
Total from Investment Activities	3.44	0.75		1.60	4.61	3.42
Distributions to Shareholders:
Net investment income	(0.38)	(0.39)		(0.36)	(0.31)	(0.30)
Net realized gains from investments	(1.39)	(2.07)		(1.74)	(1.27)	(2.26)
Total Distributions to Shareholders	(1.77)	(2.46)		(2.10)	(1.58)	(2.56)
Capital Contributions from Prior Custodian (See Note 7)	—	0.02		—	—	—
Net Asset Value, End of Period	$22.31	$20.64		$22.33	$22.83	$19.80
Total Return	17.33%	3.74	%(b)	6.94%	23.88%	19.94%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$28,148	$35,777		$40,122	$36,863	$31,188
Ratio of net expenses to average net assets	0.40%	0.38%		0.45%	0.58%	0.59%
Ratio of net investment income (loss) to average net assets	1.66%	1.86%		1.57%	1.44%	1.61%
Portfolio turnover (c)	4%	4%		4%	3%	5%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016 (See Note 7).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Munder Mid-Cap Core Growth Fund
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$35.99	$43.31	$43.91	$36.60	$29.99
Investment Activities:
Net investment income (loss) (a)	(0.08)	(0.08)	(0.12)	(0.17)	(0.01)
Net realized and unrealized gains (losses) on investments	5.79	(3.36)	4.35	8.27	6.62
Total from Investment Activities	5.71	(3.44)	4.23	8.10	6.61
Distributions to Shareholders:
Net investment income	—	—	— (b)		—
Net realized gains from investments	(4.49)	(3.88)	(4.83)	(0.79)	—
Total Distributions to Shareholders	(4.49)	(3.88)	(4.83)	(0.79)	—
Capital Contributions from Prior Custodian (See Note 7)	—	— (b)	—	—	—
Net Asset Value, End of Period	$37.21	$35.99	$43.31	$43.91	$36.60
Total Return (excludes sales charge)	17.18%	(7.94)%	10.03%	22.24%	22.04%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$657,496	$970,418	$1,266,891	$1,457,999	$1,311,428
Ratio of net expenses to average net assets	1.31%	1.32%	1.32%	1.32%	1.33%
Ratio of net investment income (loss) to average net assets	(0.21)%	(0.21)%	(0.27)%	(0.41)%	(0.04)%
Ratio of gross expenses to average net assets (c)	1.31%	1.34%	1.33%	1.32%	1.33%
Portfolio turnover (d)	55%	40%	27%	37%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Mid-Cap Core Growth Fund
	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$31.34	$38.51	$39.81	$33.49	$27.65
Investment Activities:
Net investment income (loss) (a)	(0.27)	(0.29)	(0.38)	(0.43)	(0.24)
Net realized and unrealized gains (losses) on investments	4.96	(3.00)	3.91	7.54	6.08
Total from Investment Activities	4.69	(3.29)	3.53	7.11	5.84
Distributions to Shareholders:
Net investment income	—	—	— (b)	—	—
Net realized gains from investments	(4.49)	(3.88)	(4.83)	(0.79)	—
Total Distributions to Shareholders	(4.49)	(3.88)	(4.83)	(0.79)	—
Capital Contributions from Prior Custodian (See Note 7)	—	— (b)	—	—	—
Net Asset Value, End of Period	$31.54	$31.34	$38.51	$39.81	$33.49
Total Return (excludes contingent deferred sales charge)	16.43%	(8.58)%	9.26%	21.34%	21.12%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$148,305	$200,199	$253,359	$247,748	$214,548
Ratio of net expenses to average net assets	1.97%	2.00%	2.02%	2.07%	2.08%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.89)%	(0.96)%	(1.16)%	(0.79)%
Portfolio turnover (c)	55%	40%	27%	37%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Mid-Cap Core Growth Fund
	Class R Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$34.89	$42.22	$43.02	$35.96	$29.54
Investment Activities:
Net investment income (loss) (a)	(0.16)	(0.17)	(0.22)	(0.26)	(0.09)
Net realized and unrealized gains (losses) on investments	5.58	(3.28)	4.25	8.11	6.51
Total from Investment Activities	5.42	(3.45)	4.03	7.85	6.42
Distributions to Shareholders:
Net realized gains from investments	(4.49)	(3.88)	(4.83)	(0.79)	—
Total Distributions to Shareholders	(4.49)	(3.88)	(4.83)	(0.79)	—
Capital Contributions from Prior Custodian (See Note 7)	—	— (b)	—	—	—
Net Asset Value, End of Period	$35.82	$34.89	$42.22	$43.02	$35.96
Total Return	16.87%	(8.19)%	9.76%	21.94%	21.73%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$32,913	$39,928	$56,807	$63,454	$55,047
Ratio of net expenses to average net assets	1.57%	1.57%	1.57%	1.57%	1.58%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.46)%	(0.51)%	(0.65)%	(0.28)%
Ratio of gross expenses to average net assets (c)	1.64%	1.62%	1.68%	1.57%	1.58%
Portfolio turnover (d)	55%	40%	27%	37%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Mid-Cap Core Growth Fund
	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$37.82	$45.11	$45.38	$37.66	$30.71
Investment Activities:
Net investment income (loss) (a)	0.10	0.10	0.08	0.03	0.14
Net realized and unrealized gains (losses) on investments	6.12	(3.51)	4.51	8.49	6.81
Total from Investment Activities	6.22	(3.41)	4.59	8.52	6.95
Distributions to Shareholders:
Net investment income	—	—	(0.03)	(0.01)	—
Net realized gains from investments	(4.49)	(3.88)	(4.83)	(0.79)	—
Total Distributions to Shareholders	(4.49)	(3.88)	(4.86)	(0.80)	—
Capital Contributions from Prior Custodian (See Note 7)	—	— (b)	—	—	—
Net Asset Value, End of Period	$39.55	$37.82	$45.11	$45.38	$37.66
Total Return	17.73%	(7.54)%	10.51%	22.75%	22.63%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$761,607	$752,971	$735,002	$478,718	$72,090
Ratio of net expenses to average net assets	0.85%	0.87%	0.89%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.26%	0.25%	0.18%	0.08%	0.39%
Ratio of gross expenses to average net assets (c)	0.85%	0.87%	0.90%	0.89%	0.89%
Portfolio turnover (d)	55%	40%	27%	37%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Mid-Cap Core Growth Fund
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$37.51	$44.85	$45.22	$37.58	$30.71
Investment Activities:
Net investment income (loss) (a)	0.02	0.02	(0.01)	(0.07)	0.07
Net realized and unrealized gains (losses) on investments	6.06	(3.48)	4.48	8.50	6.80
Total from Investment Activities	6.08	(3.46)	4.47	8.43	6.87
Distributions to Shareholders:
Net investment income	—	—	(0.01)	—	—
Net realized gains from investments	(4.49)	(3.88)	(4.83)	(0.79)	—
Total Distributions to Shareholders	(4.49)	(3.88)	(4.84)	(0.79)	—
Capital Contributions from Prior Custodian (See Note 7)	—	— (b)	—	—	—
Net Asset Value, End of Period	$39.10	$37.51	$44.85	$45.22	$37.58
Total Return	17.49%	(7.71)%	10.29%	22.55%	22.37%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,345,812	$2,965,306	$4,026,757	$4,021,165	$3,605,966
Ratio of net expenses to average net assets	1.04%	1.06%	1.07%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets	0.06%	0.05%	(0.01)%	(0.16)%	0.21%
Ratio of gross expenses to average net assets (c)	1.05%	1.06%	1.08%	1.07%	1.08%
Portfolio turnover (d)	55%	40%	27%	37%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Munder Small Cap Growth Fund
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$8.59	$10.47	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.05)	(0.07)	(0.01)
Net realized and unrealized gains (losses) on investments	2.60	(1.81)	0.48
Total from Investment Activities	2.55	(1.88)	0.47
Net Asset Value, End of Period	$11.14	$8.59	$10.47
Total Return (excludes sales charge) (c)	29.69%	(17.96)%	4.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$83	$49	$52
Ratio of net expenses to average net assets (d)	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets (d)	(0.52)%	(0.73)%	(0.50)%
Ratio of gross expenses to average net assets (d) (e)	4.67%	11.23%	7.95%
Portfolio turnover (c) (f)	56%	55%	6%

(a)  Class A Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Small Cap Growth Fund
	Class I Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$8.62	$10.48	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.01)	(0.05)	— (c)
Net realized and unrealized gains (losses) on investments	2.60	(1.81)	0.48
Total from Investment Activities	2.59	(1.86)	0.48
Net Asset Value, End of Period	$11.21	$8.62	$10.48
Total Return (d)	30.05%	(17.75)%	4.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,049	$4,337	$4,346
Ratio of net expenses to average net assets (e)	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets (e)	(0.12)%	(0.51)%	(0.23)%
Ratio of gross expenses to average net assets (e) (f)	1.37%	2.49%	1.28%
Portfolio turnover (d) (g)	56%	55%	6%

(a)  Class I Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Munder Small Cap Growth Fund
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$8.61	$10.48	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	2.59	(1.82)	0.49
Total from Investment Activities	2.57	(1.87)	0.48
Net Asset Value, End of Period	$11.18	$8.61	$10.48
Total Return (c)	29.85%	(17.84)%	4.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$56	$43	$52
Ratio of net expenses to average net assets (d)	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (d)	(0.22)%	(0.59)%	(0.35)%
Ratio of gross expenses to average net assets (d) (e)	3.98%	13.34%	7.70%
Portfolio turnover (c) (f)	56%	55%	6%

(a)  Class Y Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Trivalent Emerging Markets Small-Cap Fund
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$10.40	$11.48	$11.39	$10.00
Investment Activities:
Net investment income (loss) (b)	0.13	0.10	0.07	0.09
Net realized and unrealized gains (losses) on investments	1.90	(1.13)	0.08	1.35
Total from Investment Activities	2.03	(1.03)	0.15	1.44
Distributions to Shareholders:
Net investment income	(0.09)	(0.05)	(0.06)	(0.05)
Total Distributions to Shareholders	(0.09)	(0.05)	(0.06)	(0.05)
Net Asset Value, End of Period	$12.34	$10.40	$11.48	$11.39
Total Return (excludes sales charge) (c)	19.71%	(8.93)%	1.35%	14.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$690	$278	$361	$236
Ratio of net expenses to average net assets (d)	1.73%	1.73%	1.73%	1.73%
Ratio of net investment income (loss) to average net assets (d)	1.16%	0.95%	0.62%	0.82%
Ratio of gross expenses to average net assets (d) (e)	4.46%	1.74%	7.74%	13.77%
Portfolio turnover (c) (f)	81%	104%	97%	106%

(a)  Class A Shares of the Fund commenced operations on July 2, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent Emerging Markets Small-Cap Fund
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$10.43	$11.51	$11.41	$10.00
Investment Activities:
Net investment income (loss) (b)	0.12	0.13	0.11	0.12
Net realized and unrealized gains (losses) on investments	1.94	(1.13)	0.06	1.35
Total from Investment Activities	2.06	(1.00)	0.17	1.47
Distributions to Shareholders:
Net investment income	(0.11)	(0.08)	(0.07)	(0.06)
Total Distributions to Shareholders	(0.11)	(0.08)	(0.07)	(0.06)
Net Asset Value, End of Period	$12.38	$10.43	$11.51	$11.41
Total Return (c)	20.01%	(8.69)%	1.54%	14.79%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,894	$3,671	$3,877	$2,211
Ratio of net expenses to average net assets (d)	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income (loss) to average net assets (d)	1.08%	1.29%	1.00%	1.10%
Ratio of gross expenses to average net assets (d) (e)	3.46%	2.40%	4.90%	13.11%
Portfolio turnover (c) (f)	81%	104%	97%	106%

(a)  Class Y Shares of the Fund commenced operations on July 3, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Fund-Core Equity
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$6.18	$7.01		$7.21		$6.11	$5.61
Investment Activities:
Net investment income (loss) (a)	0.08	0.08		0.09		0.10	0.12
Net realized and unrealized gains (losses) on investments	1.07	(0.86)		(0.22)		1.36	0.95
Total from Investment Activities	1.15	(0.78)		(0.13)		1.46	1.07
Distributions to Shareholders:
Net investment income	(0.12)	(0.10)		(0.07)		(0.15)	(0.50)
Net realized gains from investments	—	—		—		(0.21)	(0.07)
Total Distributions to Shareholders	(0.12)	(0.10)		(0.07)		(0.36)	(0.57)
Capital Contributions from Prior Custodian (See Note 7)	—	0.05		—		—	—
Net Asset Value, End of Period	$7.21	$6.18		$7.01		$7.21	$6.11
Total Return (excludes sales charge)	18.95%	(10.43	)%(b)	(1.72)%		24.25%	19.59%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,658	$4,687		$5,885		$6,156	$6,541
Ratio of net expenses to average net assets	1.38%	1.47%		1.48	%(c)	1.47%	1.47%
Ratio of net investment income (loss) to average net assets	1.22%	1.31%		1.33%		1.48%	1.87%
Ratio of gross expenses to average net assets (d)	2.27%	1.80%		2.25%		2.46%	2.95%
Portfolio turnover (e)	91%	61%		61%		61%	108%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016.

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 1.47%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Fund-Core Equity
	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$6.14	$6.96		$7.16		$6.06	$5.57
Investment Activities:
Net investment income (loss) (a)	0.03	0.04		0.04		0.05	0.08
Net realized and unrealized gains (losses) on investments	1.07	(0.86)		(0.22)		1.36	0.93
Total from Investment Activities	1.10	(0.82)		(0.18)		1.41	1.01
Distributions to Shareholders:
Net investment income	(0.08)	(0.05)		(0.02)		(0.10)	(0.45)
Net realized gains from investments	—	—		—		(0.21)	(0.07)
Total Distributions to Shareholders	(0.08)	(0.05)		(0.02)		(0.31)	(0.52)
Capital Contributions from Prior Custodian (See Note 7)	—	0.05		—		—	—
Net Asset Value, End of Period	$7.16	$6.14		$6.96		$7.16	$6.06
Total Return (excludes contingent deferred sales charge)	18.01%	(11.08	)%(b)	(2.50)%		23.50%	18.60%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$773	$1,111		$1,283		$1,361	$1,266
Ratio of net expenses to average net assets	2.14%	2.22%		2.23	%(c)	2.22%	2.22%
Ratio of net investment income (loss) to average net assets	0.42%	0.63%		0.57%		0.74%	1.22%
Ratio of gross expenses to average net assets (d)	2.97%	2.33%		3.64%		3.21%	3.69%
Portfolio turnover (e)	91%	61%		61%		61%	108%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016.

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 2.22%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Fund-Core Equity
	Class I Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$6.20	$7.03		$7.22		$6.12	$5.61
Investment Activities:
Net investment income (loss) (a)	0.12	0.11		0.28		0.14	0.13
Net realized and unrealized gains (losses) on investments	1.06	(0.85)		(0.37)		1.36	0.98
Total from Investment Activities	1.18	(0.74)		(0.09)		1.50	1.11
Distributions to Shareholders:
Net investment income	(0.15)	(0.14)		(0.10)		(0.19)	(0.53)
Net realized gains from investments	—	—		—		(0.21)	(0.07)
Total Distributions to Shareholders	(0.15)	(0.14)		(0.10)		(0.40)	(0.60)
Capital Contributions from Prior Custodian (See Note 7)	—	0.05		—		—	—
Net Asset Value, End of Period	$7.23	$6.20		$7.03		$7.22	$6.12
Total Return	19.47%	(9.92	)%(b)	(1.24)%		24.84%	20.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$378	$192		$246		$1	$1
Ratio of net expenses to average net assets	0.90%	0.96%		0.98	%(c)	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	1.84%	1.78%		3.96%		2.07%	2.19%
Ratio of gross expenses to average net assets (d)	6.48%	4.02%		8.04%		2.08%	5.63%
Portfolio turnover (e)	91%	61%		61%		61%	108%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016.

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 0.96%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Fund-Core Equity
	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$6.21	$7.03		$6.94
Investment Activities:
Net investment income (loss) (b)	0.11	0.12		0.10
Net realized and unrealized gains (losses) on investments	1.07	(0.86)		(0.01)
Total from Investment Activities	1.18	(0.74)		0.09
Distributions to Shareholders:
Net investment income	(0.16)	(0.13)		—
Total Distributions to Shareholders	(0.16)	(0.13)		—
Capital Contributions from Prior Custodian (See Note 7)	—	0.05		—
Net Asset Value, End of Period	$7.23	$6.21		$7.03
Total Return (c)	19.39%	(9.86	)%(d)	1.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,628	$1,575		$1,743
Ratio of net expenses to average net assets (e)	0.91%	0.96%		0.98	%(f)
Ratio of net investment income (loss) to average net assets (e)	1.63%	1.86%		4.22%
Ratio of gross expenses to average net assets (e) (g)	2.44%	2.19%		2.70%
Portfolio turnover (h)	91%	61%		61%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016.

(e)  Annualized for periods less than one year.

(f)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 0.96%.

(g)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Fund-Core Equity
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$6.17	$7.00		$7.21		$6.11	$5.61
Investment Activities:
Net investment income (loss) (a)	0.09	0.10		0.11		0.12	0.13
Net realized and unrealized gains (losses) on investments	1.08	(0.86)		(0.23)		1.36	0.95
Total from Investment Activities	1.17	(0.76)		(0.12)		1.48	1.08
Distributions to Shareholders:
Net investment income	(0.14)	(0.12)		(0.09)		(0.17)	(0.51)
Net realized gains from investments	—	—		—		(0.21)	(0.07)
Total Distributions to Shareholders	(0.14)	(0.12)		(0.09)		(0.38)	(0.58)
Capital Contributions from Prior Custodian (See Note 7)	—	0.05		—		—	—
Net Asset Value, End of Period	$7.20	$6.17		$7.00		$7.21	$6.11
Total Return	19.28%	(10.19	)%(b)	(1.61)%		24.57%	19.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,086	$12,958		$18,877		$21,551	$19,111
Ratio of net expenses to average net assets	1.14%	1.22%		1.23	%(c)	1.22%	1.22%
Ratio of net investment income (loss) to average net assets	1.39%	1.53%		1.54%		1.75%	2.14%
Ratio of gross expenses to average net assets (d)	1.58%	1.28%		1.73%		2.21%	3.02%
Portfolio turnover (e)	91%	61%		61%		61%	108%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016.

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 1.22%.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Small-Cap Fund
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$10.67	$11.86	$11.59	$8.89	$7.18
Investment Activities:
Net investment income (loss) (a)	0.11	0.10	0.12	0.13	0.09
Net realized and unrealized gains (losses) on investments	2.22	(1.05)	0.28	2.73	1.73
Total from Investment Activities	2.33	(0.95)	0.40	2.86	1.82
Distributions to Shareholders:
Net investment income	(0.13)	(0.10)	(0.13)	(0.16)	(0.11)
Net realized gains from investments	—	(0.14)	—	—	—
Total Distributions to Shareholders	(0.13)	(0.24)	(0.13)	(0.16)	(0.11)
Net Asset Value, End of Period	$12.87	$10.67	$11.86	$11.59	$8.89
Total Return (excludes sales charge)	22.04%	(8.13)%	3.62%	32.35%	25.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$92,295	$78,511	$68,475	$24,062	$5,866
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.66%
Ratio of net investment income (loss) to average net assets	0.99%	0.88%	1.08%	1.24%	1.05%
Ratio of gross expenses to average net assets (b)	1.52%	1.75%	1.71%	1.66%	1.87%
Portfolio turnover (c)	55%	85%	70%	54%	88%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Small-Cap Fund
	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$10.42	$11.62	$11.37	$8.73	$7.05
Investment Activities:
Net investment income (loss) (a)	0.02	0.02	0.03	0.05	0.03
Net realized and unrealized gains (losses) on investments	2.18	(1.04)	0.30	2.67	1.71
Total from Investment Activities	2.20	(1.02)	0.33	2.72	1.74
Distributions to Shareholders:
Net investment income	(0.04)	(0.04)	(0.08)	(0.08)	(0.06)
Net realized gains from investments	—	(0.14)	—	—	—
Total Distributions to Shareholders	(0.04)	(0.18)	(0.08)	(0.08)	(0.06)
Net Asset Value, End of Period	$12.58	$10.42	$11.62	$11.37	$8.73
Total Return (excludes contingent deferred sales charge)	21.14%	(8.87)%	2.97%	31.28%	24.57%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,161	$5,788	$4,472	$2,186	$307
Ratio of net expenses to average net assets	2.10%	2.10%	2.06%	2.10%	2.38%
Ratio of net investment income (loss) to average net assets	0.17%	0.22%	0.25%	0.47%	0.35%
Ratio of gross expenses to average net assets (b)	2.47%	2.36%	2.70%	2.41%	2.62%
Portfolio turnover (c)	55%	85%	70%	54%	88%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Small-Cap Fund
	Class I Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$10.75	$11.93	$11.64	$8.94	$7.22
Investment Activities:
Net investment income (loss) (a)	0.17	0.16	0.14	0.14	0.11
Net realized and unrealized gains (losses) on investments	2.21	(1.07)	0.32	2.77	1.76
Total from Investment Activities	2.38	(0.91)	0.46	2.91	1.87
Distributions to Shareholders:
Net investment income	(0.17)	(0.13)	(0.17)	(0.21)	(0.15)
Net realized gains from investments	—	(0.14)	—	—	—
Total Distributions to Shareholders	(0.17)	(0.27)	(0.17)	(0.21)	(0.15)
Net Asset Value, End of Period	$12.96	$10.75	$11.93	$11.64	$8.94
Total Return	22.45%	(7.74)%	4.12%	32.75%	26.13%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$539,822	$378,011	$316,834	$225,237	$151,237
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	1.18%
Ratio of net investment income (loss) to average net assets	1.45%	1.41%	1.24%	1.29%	1.34%
Ratio of gross expenses to average net assets (b)	1.16%	1.18%	1.17%	1.26%	1.28%
Portfolio turnover (c)	55%	85%	70%	54%	88%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Small-Cap Fund
	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$10.80	$11.99	$11.69	$8.98	$7.19
Investment Activities:
Net investment income (loss) (a)	0.18	0.17	0.17	0.19	0.17
Net realized and unrealized gains (losses) on investments	2.20	(1.10)	0.28	2.72	1.69
Total from Investment Activities	2.38	(0.93)	0.45	2.91	1.86
Distributions to Shareholders:
Net investment income	(0.16)	(0.12)	(0.15)	(0.20)	(0.07)
Net realized gains from investments	—	(0.14)	—	—	—
Total Distributions to Shareholders	(0.16)	(0.26)	(0.15)	(0.20)	(0.07)
Net Asset Value, End of Period	$13.02	$10.80	$11.99	$11.69	$8.98
Total Return	22.28%	(7.90)%	4.01%	32.58%	26.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$30,033	$13,179	$5,654	$559	$94
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.22%
Ratio of net investment income (loss) to average net assets	1.50%	1.51%	1.49%	1.74%	2.02%
Ratio of gross expenses to average net assets (b)	1.16%	1.30%	1.73%	1.27%	1.33%
Portfolio turnover (c)	55%	85%	70%	54%	88%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Trivalent International Small-Cap Fund
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$10.71	$11.89	$11.61	$8.90	$7.19
Investment Activities:
Net investment income (loss) (a)	0.15	0.18	0.12	0.12	0.08
Net realized and unrealized gains (losses) on investments	2.21	(1.10)	0.31	2.78	1.76
Total from Investment Activities	2.36	(0.92)	0.43	2.90	1.84
Distributions to Shareholders:
Net investment income	(0.16)	(0.12)	(0.15)	(0.19)	(0.13)
Net realized gains from investments	—	(0.14)	—	—	—
Total Distributions to Shareholders	(0.16)	(0.26)	(0.15)	(0.19)	(0.13)
Net Asset Value, End of Period	$12.91	$10.71	$11.89	$11.61	$8.90
Total Return	22.27%	(7.87)%	3.90%	32.75%	25.77%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$450,441	$360,989	$172,761	$134,099	$85,886
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.43%
Ratio of net investment income (loss) to average net assets	1.26%	1.64%	1.07%	1.15%	0.95%
Ratio of gross expenses to average net assets (b)	1.32%	1.37%	1.35%	1.44%	1.60%
Portfolio turnover (c)	55%	85%	70%	54%	88%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Total Return Bond Fund
	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$9.79	$9.79		$10.08	$9.75	$9.93
Investment Activities:
Net investment income (loss) (a)	0.23	0.29		0.36	0.35	0.28
Net realized and unrealized gains (losses) on investments	(0.14)	0.02		(0.36)	0.31	(0.15)
Total from Investment Activities	0.09	0.31		—	0.66	0.13
Distributions to Shareholders:
Net investment income	(0.34)	(0.32)		(0.29)	(0.33)	(0.31)
Total Distributions to Shareholders	(0.34)	(0.32)		(0.29)	(0.33)	(0.31)
Capital Contributions from Prior Custodian (See Note 7)	—	0.01		—	—	—
Net Asset Value, End of Period	$9.54	$9.79		$9.79	$10.08	$9.75
Total Return (excludes sales charge)	0.97%	3.34	%(b)	(0.06)%	6.93%	1.24%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,569	$15,908		$18,529	$24,336	$26,071
Ratio of net expenses to average net assets	0.85%	0.85%		0.85%	0.85%	0.78%
Ratio of net investment income (loss) to average net assets	2.35%	3.04%		3.56%	3.57%	2.76%
Ratio of gross expenses to average net assets (c)	1.07%	1.08%		1.14%	1.21%	1.19%
Portfolio turnover (d) (e)	210%	423%		259%	262%	373%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The portfolio turnover rates excluding mortgage dollar roll transactions were 57%, 64%, 62%, 98%, and 64% for the years ended June 30, 2017, June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Total Return Bond Fund
	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$9.86	$9.86		$10.15	$9.82	$10.00
Investment Activities:
Net investment income (loss) (a)	0.15	0.22		0.28	0.29	0.20
Net realized and unrealized gains (losses) on investments	(0.14)	0.02		(0.36)	0.30	(0.15)
Total from Investment Activities	0.01	0.24		(0.08)	0.59	0.05
Distributions to Shareholders:
Net investment income	(0.27)	(0.25)		(0.21)	(0.26)	(0.23)
Total Distributions to Shareholders	(0.27)	(0.25)		(0.21)	(0.26)	(0.23)
Capital Contributions from Prior Custodian (See Note 7)	—	0.01		—	—	—
Net Asset Value, End of Period	$9.60	$9.86		$9.86	$10.16	$9.82
Total Return (excludes contingent deferred sales charge)	0.13%	2.56	%(b)	(0.87)%	6.19%	0.48%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,073	$3,256		$3,601	$4,941	$7,270
Ratio of net expenses to average net assets	1.60%	1.60%		1.60%	1.60%	1.54%
Ratio of net investment income (loss) to average net assets	1.60%	2.29%		2.80%	2.89%	1.93%
Ratio of gross expenses to average net assets (c)	1.61%	2.00%		2.02%	1.96%	1.94%
Portfolio turnover (d) (e)	210%	423%		259%	262%	373%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The portfolio turnover rates excluding mortgage dollar roll transactions were 57%, 64%, 62%, 98%, and 64% for the years ended June 30, 2017, June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Total Return Bond Fund
	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$9.81	$9.81		$10.02
Investment Activities:
Net investment income (loss) (b)	0.25	0.31		0.10
Net realized and unrealized gains (losses) on investments	(0.14)	0.02		(0.21)
Total from Investment Activities	0.11	0.33		(0.11)
Distributions to Shareholders:
Net investment income	(0.37)	(0.34)		(0.10)
Total Distributions to Shareholders	(0.37)	(0.34)		(0.10)
Capital Contributions from Prior Custodian (See Note 7)	—	0.01		—
Net Asset Value, End of Period	$9.55	$9.81		$9.81
Total Return (c)	1.19%	3.60	%(d)	(1.16)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,698	$2,456		$1,418
Ratio of net expenses to average net assets (e)	0.58%	0.58%		0.58%
Ratio of net investment income (loss) to average net assets (e)	2.63%	3.25%		2.93%
Ratio of gross expenses to average net assets (e) (f)	0.91%	1.59%		1.51%
Portfolio turnover (c) (g) (h)	210%	423%		259%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year,

(d)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 7).

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(h)  The portfolio turnover rates excluding mortgage dollar roll transactions were 57%, 64%, 62%, 98%, and 64% for the years ended June 30, 2017, June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Total Return Bond Fund
	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$9.81	$9.81		$10.10	$9.77	$9.95
Investment Activities:
Net investment income (loss) (a)	0.25	0.32		0.36	0.38	0.30
Net realized and unrealized gains (losses) on investments	(0.14)	0.01		(0.34)	0.31	(0.15)
Total from Investment Activities	0.11	0.33		0.02	0.69	0.15
Distributions to Shareholders:
Net investment income	(0.37)	(0.34)		(0.31)	(0.36)	(0.33)
Total Distributions to Shareholders	(0.37)	(0.34)		(0.31)	(0.36)	(0.33)
Capital Contributions from Prior Custodian (See Note 7)	—	0.01		—	—	—
Net Asset Value, End of Period	$9.55	$9.81		$9.81	$10.10	$9.77
Total Return	1.17%	3.59	%(b)	0.18%	7.18%	1.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$76,263	$78,705		$89,310	$54,345	$50,526
Ratio of net expenses to average net assets	0.60%	0.60%		0.60%	0.60%	0.53%
Ratio of net investment income (loss) to average net assets	2.61%	3.29%		3.59%	3.83%	2.93%
Ratio of gross expenses to average net assets (c)	0.62%	0.61%		0.71%	0.96%	0.94%
Portfolio turnover (d) (e)	210%	423%		259%	262%	373%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or   reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The portfolio turnover rates excluding mortgage dollar roll transactions were 57%, 64%, 62%, 98%, and 64% for the years ended June 30, 2017, June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013, respectively.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements June 30, 2017

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001.

The accompanying financial statements are those of the following Funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered	Investment Objectives
Victory Integrity Discovery Fund ("Integrity Discovery Fund")	Classes A, C, R and Y	Seeks to provide capital appreciation
Victory Integrity Mid-Cap Value Fund ("Integrity Mid-Cap Value Fund")	Classes A, R6 and Y	Seeks to provide capital appreciation
Victory Integrity Small-Cap Value Fund ("Integrity Small-Cap Value Fund")	Classes A, C, R, R6 and Y	Seeks to provide long-term capital appreciation
Victory Integrity Small/Mid-Cap Value Fund ("Integrity Small/Mid-Cap Value Fund")	Classes A, R6 and Y	Seeks to provide capital appreciation
Victory Munder Multi-Cap Fund ("Munder Multi-Cap Fund")	Classes A, C, R and Y	Seeks to provide long-term capital appreciation
Victory S&P 500 Index Fund ("S&P 500 Index Fund")	Classes A, R and Y	Seeks to provide performance and income that is comparable to the S&P 500© Index
Victory Munder Mid-Cap Core Growth Fund ("Munder Mid-Cap Core Growth Fund")	Classes A, C, R, R6 and Y	Seeks to provide long-term capital appreciation
Victory Munder Small Cap Growth Fund ("Munder Small Cap Growth Fund")	Classes A, I and Y	Seeks to provide long-term capital appreciation
Victory Trivalent Emerging Markets Small-Cap Fund ("Trivalent Emerging Markets Small-Cap Fund")	Classes A and Y	Seeks to provide long-term growth of capital
Victory Trivalent International Fund-Core Equity ("Trivalent International Fund-Core Equity")	Classes A, C, I, R6 and Y	Seeks to provide long-term growth of capital
Victory Trivalent International Small-Cap Fund ("Victory Trivalent International Small-Cap Fund")	Classes A, C, I, R6 and Y	Seeks to provide long-term growth of capital
Victory INCORE Total Return Bond Fund ("INCORE Total Return Bond Fund")	Classes A, C, R6 and Y	Seeks to provide a high level of current income together with capital appreciation

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Certain non-exchange-traded derivatives, such as certain swaps, have inputs which can generally be corroborated by market data and are therefore categorized as Level 2 in the fair value hierarchy.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy, if applicable at the reporting date.

For the year ended June 30, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of June 30, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Integrity Discovery Fund
Common Stocks	$147,609	$—	$—	$—	$147,609	$—
Collateral for Securities Loaned	4,273	—	—	—	4,273	—
Total	151,882	—	—	—	151,882	—
Integrity Mid-Cap Value Fund
Common Stocks	50,934	—	—	—	50,934	—
Collateral for Securities Loaned	348	—	—	—	348	—
Total	51,282	—	—	—	51,282	—
Integrity Small-Cap Value Fund
Common Stocks	2,394,679	—	—	—	2,394,679	—
Exchange-Traded Funds	24,558	—	—	—	24,558	—
Collateral for Securities Loaned	69,219	—	—	—	69,219	—
Total	2,488,456	—	—	—	2,488,456	—
Integrity Small/Mid-Cap Value Fund
Common Stocks	54,379	—	—	—	54,379	—
Collateral for Securities Loaned	755	—	—	—	755	—
Total	55,134	—	—	—	55,134	—
Munder Multi-Cap Fund
Common Stocks	418,306	—	—	—	418,306	—
Exchange-Traded Funds	2,983	—	—	—	2,983	—
Collateral for Securities Loaned	3,154	—	—	—	3,154	—
Total	424,443	—	—	—	424,443	—
S&P 500 Index Fund
Common Stocks	234,303	—	—	—	234,303	—
Collateral for Securities Loaned	445	—	—	—	445	—
Futures Contracts	—	(11)	—	—	—	(11)
Total	234,748	(11)	—	—	234,748	(11)

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017
	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities		Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Munder Mid-Cap Core Growth Fund
Common Stocks	$3,839,686		$—	$—	$—	$3,839,686	$—
Exchange-Traded Funds	99,381		—	—	—	99,381	—
Collateral for Securities Loaned	9,566		—	—	—	9,566	—
Total	3,948,633		—	—	—	3,948,633	—
Munder Small Cap Growth Fund
Common Stocks	6,125		—	—	—	6,125	—
Exchange-Traded Funds	71		—	—	—	71	—
Collateral for Securities Loaned	65		—	—	—	65	—
Total	6,261		—	—	—	6,261	—
Trivalent Emerging Markets Small-Cap Fund
Common Stocks	891	(a)	—	4,462	—	5,353	—
Preferred Stocks	—		—	38	—	38	—
Exchange-Traded Funds	85		—	—	—	85	—
Collateral for Securities Loaned	129		—	—	—	129	—
Total	1,105		—	4,500	—	5,605	—
Trivalent International Fund-Core Equity
Common Stocks	2,466	(b)	—	19,258	—	21,724	—
Preferred Stocks	87	(c)	—	101	—	188	—
Rights	4		—	—	—	4	—
Exchange-Traded Funds	287		—	—	—	287	—
Collateral for Securities Loaned	270		—	—	—	270	—
Total	3,114		—	19,359	—	22,473	—
Trivalent International Small-Cap Fund
Common Stocks	80,012	(d)	—	1,007,995	—	1,088,007	—
Exchange-Traded Funds	18,564		—	—	—	18,564	—
Collateral for Securities Loaned	39,062		—	—	—	39,062	—
Total	137,638		—	1,007,995	—	1,145,633	—
INCORE Total Return Bond Fund
Asset Backed Securities	—		—	11,353	—	11,353	—
Collateralized Mortgage Obligations	—		—	3,579	—	3,579	—
Corporate Bonds	—		—	49,086	—	49,086	—
Residential Mortgage Backed Securities	—		—	448	—	448	—
U.S. Government Mortgage Backed Agencies	—		—	26,648	—	26,648	—
U.S. Treasury Obligations	—		—	15,201	—	15,201	—
Futures Contracts	—		(33)	—	—	—	(33)
Credit Default Swap Agreements	—		—	—	(21)	—	(21)
Total	—		(33)	106,315	(21)	106,315	(54)

^  Other Financial instruments include any derivative instruments not reflected in the Schedules of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)  All securities categorized as Brazil and Mexico and all ADRs.

(b)  All securities categorized as Brazil, Canada and Mexico and all ADRs.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

(c)  All securities categorized as Brazil,.

(d)  All securities categorized as Canada and all ADRs.

There were no transfers between Level 1 and Level 2 as of June 30, 2017.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of June 30, 2017, the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified in the Schedules of Portfolio Investments.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Funds may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Foreign Currency Contracts:

The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund enter into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of June 30, 2017, the Funds had no open forward foreign exchange currency contracts.

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

Credit Derivatives:

The INCORE Total Return Bond Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described on the Fund's Statement of Additional Information.

Credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin'', is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin'', to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market''. The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

As of June 30, 2017, the INCORE Total Return Bond Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of June 30, 2017:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan) (000)	Value of Cash Collateral Received (000)	Value of Non-Cash Collateral Received (000)	Net Amount (000)
Integrity Discovery Fund	$4,127	$4,273	$—	$146
Integrity Mid-Cap Value Fund	332	348	—	16
Integrity Small-Cap Value Fund	66,169	69,219	—	3,050
Integrity Small/Mid-Cap Value Fund	728	755	—	27
Munder Multi-Cap Fund	3,060	3,154	—	94
S&P 500 Index Fund	431	445	—	14
Munder Mid-Cap Core Growth Fund	9,489	9,566	—	77
Munder Small Cap Growth Fund	60	65	—	5
Trivalent Emerging Markets Small-Cap Fund	120	129	—	9
Trivalent International Fund-Core Equity	251	270	—	19
Trivalent International Small-Cap Fund	41,343	39,062	2,281	—

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statements of Operations.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid monthly for the INCORE Total Return Bond Fund. Dividends from net investment income, if any, are declared and paid quarterly for the S&P 500 Index Fund. Dividends from net investment income, if any, are declared and paid annually for the Integrity Discovery Fund, Integrity Mid-Cap Value Fund, Integrity Small-Cap Value Fund, Integrity Small/Mid-Cap Value Fund, Munder Multi-Cap Fund, Munder Mid-Cap Core Growth Fund, Munder Small Cap Growth Fund, Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Mortgage Dollar Rolls:

The INCORE Total Return Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchased with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage roll dollars from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in mortgage dollar roll income on the Fund's Statement of Operations.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2017.

	Liabilities
Fund	Variation Margin on Futures Contracts*	Variation Margin on Credit Default Swap Agreements*
Equity Risk Exposure:
S&P Index 500 Fund	$11	$—
Credit Risk Exposure:
INCORE Total Return Bond Fund	—	21
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	33	—

*  Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on credit default swap agreements as reported on the Schedules of Portfolio Investments. Only current day's variation margin for both futures contracts and credit default swap agreements are reported within the Statements of Assets and Liabilities.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended June 30, 2017.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains on Credit Default Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation from Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation from Credit Default Swap Agreements
Equity Risk Exposure:
Integrity Discovery Fund	$1	$—	$—	$—
S&P Index 500 Fund	254	—	—	—
Credit Risk Exposure:
INCORE Total Return Bond Fund	—	366	—	(21)
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	(23)	—	(141)	—

All open derivative positions at year end are reflected on each respective Fund's Schedule of Portfolio Investments. The notional amount of open derivative positions relative to each Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the year.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

In-Kind Subscriptions:

During the year, the Integrity Small-Cap Value Fund received securities in exchange for subscriptions of shares (in-kind subscriptions). For the fiscal year ended June 30, 2017, the fair value of the securities received for subscriptions were $5,188 thousand.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended June 30, 2017, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended June 30, 2017 were as follows (in thousands):

Fund	Purchases (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Sales (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities	Purchases (including Mortgage Dollar Rolls and excluding U.S. Government Securities)	Sales (including Mortgage Dollar Rolls and excluding U.S. Government Securities)
Integrity Discovery Fund	$173,106	$148,906	$—	$—	$—	$—
Integrity Mid-Cap Value Fund	50,486	23,495	—	—	—	—
Integrity Small-Cap Value Fund	1,458,413	1,249,653	—	—	—	—
Integrity Small/Mid-Cap Value Fund	49,092	22,970	—	—	—	—
Munder Multi-Cap Fund	448,776	495,281	—	—	—	—
S&P 500 Index Fund	8,962	41,404	—	—	—	—
Munder Mid-Cap Core Growth Fund	2,475,055	4,101,629	—	—	—	—
Munder Small Cap Growth Fund	3,447	3,040	—	—	—	—
Trivalent Emerging Markets Small-Cap Fund	4,385	3,568	—	—	—	—

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017
Fund	Purchases (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Sales (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities	Purchases (including Mortgage Dollar Rolls and excluding U.S. Government Securities)	Sales (including Mortgage Dollar Rolls and excluding U.S. Government Securities)
Trivalent International Fund-Core Equity Fund	$19,694	$21,548	$—	$—	$—	$—
Trivalent International Small-Cap Fund	611,968	513,625	—	—	—	—
INCORE Total Return Bond Fund	33,074	36,320	19,571	14,234	198,186	206,992

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

	Adviser Fee Tier and Rate
	Flat Rate
Integrity Discovery Fund	1.00%
	Up to $500 million	over $500 million
Integrity Mid-Cap Value Fund	0.75%	0.70%
	Up to $300 million	Over $300 million
Integrity Small-Cap Value Fund	0.90%	0.85%
	Up to $300 million	Over $300 million
Integrity Small/Mid-Cap Value Fund*	0.80%	0.75%
	Up to $1 billion	$1 billion — $2 billion	over $2 billion
Munder Multi-Cap Fund	0.75%	0.72%	0.70%
	Up to $250 million	$250 million — $500 million	over $500 million
S&P 500 Index Fund	0.20%	0.12%	0.07%
	Up to $6 billion	$6 billion — $8 billion	over $8 billion
Munder Mid-Cap Core Growth Fund	0.75%	0.70%	0.65%
	Flat Rate
Munder Small Cap Growth Fund	0.85%

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017
	Adviser Fee Tier and Rate
	Flat Rate
Trivalent Emerging Markets Small-Cap Fund	1.10%
	Up to $1 billion	over $1 billion
Trivalent International Fund-Core Equity	0.80%	0.75%
	Up to $1 billion	over $1 billion
Trivalent International Small-Cap Fund	0.95%	0.90%
	Flat Rate
INCORE Total Return Bond Fund	0.40%

*  Prior to November 1, 2016, the advisory fee was 0.90% on the first $300 million and 0.85% on assets in excess of $300 million

Effective July 18, 2016, Citibank, N.A. ("Citibank") serves as custodian of all of the Funds' assets. Prior to July 18, 2016, KeyBank National Association ("KeyBank") served as custodian of all of the Funds' assets except the assets of the Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund, for which Citibank served as custodian. KeyBank received fees at an annualized rate of 0.005% of each Fund's aggregate average daily net assets, plus applicable per transaction fees. The Funds reimbursed KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement effective as of November 7, 2016, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Under the Administration and Fund Accounting Agreement prior to November 7, 2016, VCM was paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trusts, 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services LLC ("FIS") (formerly, SunGard Investor Services LLC) serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

Victory Trusts paid EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, except for S&P 500 Index Fund, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.15% of the average daily net assets of Class A Shares of S&P 500 Index Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended June 30, 2017, the Distributor received approximately $95 thousand from commissions earned on sales of Class A Shares and the transfer agent received $8 thousand from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of June 30, 2017, the expense limits are as follows:

Fund	Class	Expense Limit(a)	Expense Limit(b)
Integrity Discovery Fund	Class A Shares	1.83%	N/A
Integrity Discovery Fund	Class C Shares	2.58%	N/A
Integrity Discovery Fund	Class R Shares	2.08%	2.08%
Integrity Discovery Fund	Class Y Shares	1.58%	N/A
Integrity Mid-Cap Value Fund	Class A Shares	1.50%	1.10	%(c)
Integrity Mid-Cap Value Fund	Class R6 Shares	1.21%	0.80	%(c)
Integrity Mid-Cap Value Fund	Class Y Shares	1.25%	0.85	%(c)
Integrity Small-Cap Value Fund	Class A Shares	1.50%	1.50%
Integrity Small-Cap Value Fund	Class C Shares	2.25%	N/A
Integrity Small-Cap Value Fund	Class R Shares	1.75%	1.75%
Integrity Small-Cap Value Fund	Class R6 Shares	1.07%	N/A
Integrity Small-Cap Value Fund	Class Y Shares	1.25%	N/A
Integrity Small/Mid-Cap Value Fund	Class A Shares	1.50%	1.13	%(c)
Integrity Small/Mid-Cap Value Fund	Class R6 Shares	1.21%	0.83	%(c)
Integrity Small/Mid-Cap Value Fund	Class Y Shares	1.25%	0.88	%(c)
Munder Multi-Cap Fund	Class A Shares	1.63%	N/A
Munder Multi-Cap Fund	Class C Shares	2.38%	N/A
Munder Multi-Cap Fund	Class R Shares	1.88%	1.88%
Munder Multi-Cap Fund	Class Y Shares	1.38%	N/A
S&P 500 Index Fund	Class A Shares	0.73%	N/A
S&P 500 Index Fund	Class R Shares	1.08%	N/A
S&P 500 Index Fund	Class Y Shares	0.58%	N/A

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017
Fund	Class	Expense Limit(a)		Expense Limit(b)
Munder Mid-Cap Core Growth Fund	Class A Shares	1.32%		1.32%
Munder Mid-Cap Core Growth Fund	Class C Shares	2.07%		N/A
Munder Mid-Cap Core Growth Fund	Class R Shares	1.57%		1.57%
Munder Mid-Cap Core Growth Fund	Class R6 Shares	0.89%		N/A
Munder Mid-Cap Core Growth Fund	Class Y Shares	1.07%		N/A
Munder Small Cap Growth Fund	Class A Shares	1.40%		1.40	%(c)
Munder Small Cap Growth Fund	Class I Shares	1.15%		1.15	%(c)
Munder Small Cap Growth Fund	Class Y Shares	1.25%		1.25	%(c)
Trivalent Emerging Markets Small-Cap Fund	Class A Shares	1.74%		1.73%
Trivalent Emerging Markets Small-Cap Fund	Class Y Shares	1.48%		1.48%
Trivalent International Fund-Core Equity	Class A Shares	1.47	%(d)	1.13	%(c)
Trivalent International Fund-Core Equity	Class C Shares	2.22	%(d)	1.88	%(c)
Trivalent International Fund-Core Equity	Class I Shares	0.96	%(d)	0.76	%(c)
Trivalent International Fund-Core Equity	Class R6 Shares	0.96	%(d)	0.74	%(c)
Trivalent International Fund-Core Equity	Class Y Shares	1.22	%(d)	0.88	%(c)
Trivalent International Small-Cap Fund	Class A Shares	1.35%		1.35%
Trivalent International Small-Cap Fund	Class C Shares	2.10%		2.10%
Trivalent International Small-Cap Fund	Class I Shares	0.95%		0.95%
Trivalent International Small-Cap Fund	Class R6 Shares	1.10%		1.10%
Trivalent International Small-Cap Fund	Class Y Shares	1.10%		1.10%
INCORE Total Return Bond Fund	Class A Shares	0.85%		0.85%
INCORE Total Return Bond Fund	Class C Shares	1.60%		1.60%
INCORE Total Return Bond Fund	Class R6 Shares	0.58%		0.58	%(c)
INCORE Total Return Bond Fund	Class Y Shares	0.60%		0.60%

(a) Was in effect until October 31, 2016 (unless otherwise noted).

(b) In effect until October 31, 2017 (unless otherwise noted).

(c) In effect until October 31, 2018.

(d) Was in effect until April 5, 2017.

The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser". As of June 30, 2017, the following amounts (in thousands) are available to be repaid to the Adviser.

Fund	Expires 6/30/18	Expires 6/30/19	Expires 6/30/20	Total
Integrity Discovery Fund	$7	$4	$10	$20
Integrity Mid-Cap Value Fund	65	22	137	224
Integrity Small-Cap Value Fund	97	191	102	392
Integrity Small/Mid-Cap Value Fund	76	17	114	207
Munder Multi-Cap Fund	3	6	12	21
Munder Mid-Cap Core Growth Fund	663	201	276	1,139
Munder Small Cap Growth Fund	2	65	16	83
Trivalent Emerging Markets Small-Cap Fund	128	31	91	250
Trivalent International Fund-Core Equity	175	54	153	382
Trivalent International Small-Cap Fund	1,044	1,836	1,935	4,815
INCORE Total Return Bond Fund	169	77	67	313

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended June 30, 2017.

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Trust, with that Fund paying the related commitment fees for that amount. Prior to July 29, 2016, the Victory Trusts could borrow up to $100 million, of which $50 million was committed and $50 million was uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

$100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. Prior to July 29, 2016, Citibank received an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the fiscal year ended June 30, 2017, Citibank earned approximately $142 thousand in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed.

The average loans for the days outstanding and average interest rate for each Fund during the year ended June 30, 2017 were as follows (Average Loan in thousands):

Fund	Amount Outstanding at June 30, 2017 (000s)	Average Borrowing* (000s)	Days Borrowings Outstanding	Average Interest Rate
Munder Multi-Cap Fund	$—	$1,500	1	1.99%
S&P 500 Index Fund	—	8,267	3	1.92%
Munder Mid-Cap Core Growth Fund	—	2,917	6	1.64%
Trivalent International Fund-Core Equity	—	2,038	13	1.78%
Trivalent International Small-Cap Fund	—	3,490	2	1.52%

*  For the year ended June 30, 2017, based on the number of days borrowings were outstanding.

As of June 30, 2017, the Funds had no loans outstanding with Citibank.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Funds to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

As of June 30, 2017, the Facility was not yet in operation and the Funds had no outstanding loans to or from another Fund under this Facility.

7.  Capital Contribution from Prior Custodian:

Certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014, the end of the Funds' contract with State Street. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Year Ended June 30, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Integrity Discovery Fund	$—	$7,230	$7,230	$7,230
Integrity Mid-Cap Value Fund	147	—	147	147
Integrity Small-Cap Value Fund	5,820	—	5,820	5,820
Integrity Small/Mid-Cap Value Fund	32	—	32	32
S&P 500 Index Fund	3,836	15,488	19,324	19,324
Munder Mid-Cap Core Growth Fund	—	505,969	505,969	505,969
Trivalent Emerging Markets Small-Cap Fund	43	—	43	43
Trivalent International Fund-Core Equity	527	—	527	527
Trivalent International Small-Cap Fund	12,858	—	12,858	12,858
INCORE Total Return Bond Fund	3,846	—	3,846	3,846
	Year Ended June 30, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Integrity Discovery Fund	$—	$7,806	$7,806	$7,806
Integrity Mid-Cap Value Fund	61	176	237	237
Integrity Small-Cap Value Fund	936	22,645	23,581	23,581
Integrity Small/Mid-Cap Value Fund	92	—	92	92
Munder Multi-Cap Fund	27,520	54,652	82,172	82,172

As of June 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Integrity Discovery Fund	$4,247	$7,036	$11,283	$—	$—	$28,390	$39,673
Integrity Mid-Cap Value Fund	137	711	848	—	—	5,311	6,159
Integrity Small-Cap Value Fund	2,697	66,161	68,858	—	—	440,770	509,628
Integrity Small/ Mid-Cap Value Fund	90	—	90	(901)	—	7,285	6,474
Munder Multi-Cap Fund	—	24,029	24,029	(3,325)	—	63,150	83,854
S&P 500 Index Fund	74	20,303	20,377	—	—	169,956	190,333
Munder Mid-Cap Core Growth Fund	22,963	524,848	547,811	—	—	1,241,927	1,789,738

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Munder Small Cap Growth Fund	$—	$—	$—	$(174)	$(13)	$970	$783
Trivalent Emerging Markets Small-Cap Fund	34	—	34	(173)	—	872	733
Trivalent International Fund-Core Equity	36	—	36	(7,618)	—	2,283	(5,299)
Trivalent International Small-Cap Fund	13,318	—	13,318	(9,404)	—	218,464	222,378
INCORE Total Return Bond Fund	261	—	261	(6,186)	—	(538)	(6,463)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2016, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2016 and specified losses incurred after October 31, 2016. These losses are deemed to arise on the first day of the Funds' next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the end of their tax year ended June 30, 2017, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

	Expiration Year
	2018	Total
INCORE Total Return Bond Fund	$3,446	$3,446

During the year ended June 30, 2017, the Integrity Small-Cap Value Fund, Integrity Small/Mid-Cap Value Fund, Munder Multi-Cap Fund, Munder Small Cap Growth Fund and Trivalent Emerging Markets Small-Cap Fund utilized $68,586, $759, $5,011, $20 and $87 respectively, (in thousands) of capital loss carryforwards. During the year ended June 30, 2017, $25,859 (in thousands) of capital loss carryforwards expired in the Trivalent International Fund-Core Equity.

CLCFs subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	Expiration Year
	2018	2019	Total
Munder Multi-Cap Fund	$3,325	$—	$3,325
Trivalent International Fund-Core Equity	2,656	989	3,645

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Integrity Small/Mid-Cap Value Fund	$901	$—	$901
Munder Small Cap Growth Fund	36	138	174
Trivalent Emerging Markets Small-Cap Fund	173	—	173
Trivalent International Fund-Core Equity	3,088	—	3,088
Trivalent International Small-Cap Fund	9,404	—	9,404
INCORE Total Return Bond Fund	396	2,344	2,740

CLCFs not subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	Short-Term Amount	Long-Term Amount	Total
Trivalent International Fund-Core Equity	$885	$—	$885

At June 30, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Integrity Discovery Fund	$123,492	$33,430	$(5,040)	$28,390
Integrity Mid-Cap Value Fund	45,971	6,589	(1,278)	5,311
Integrity Small-Cap Value Fund	2,047,686	498,257	(57,487)	440,770
Integrity Small/Mid-Cap Value Fund	47,849	8,349	(1,064)	7,285
Munder Multi-Cap Fund	361,293	68,385	(5,235)	63,150
S&P 500 Index Fund	64,792	173,229	(3,273)	169,956
Munder Mid-Cap Core Growth Fund	2,706,706	1,313,986	(72,059)	1,241,927
Munder Small Cap Growth Fund	5,291	1,298	(328)	970
Trivalent Emerging Markets Small-Cap Fund	4,731	979	(105)	874
Trivalent International Fund-Core Equity	20,189	3,042	(758)	2,284
Trivalent International Small-Cap Fund	927,205	242,925	(24,497)	218,428
INCORE Total Return Bond Fund	106,853	1,256	(1,794)	(538)

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of June 30, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
Edward D. Jones & Co., L.P.	Integrity Mid-Cap Value Fund	57.6%
National Financial Services LLC	Integrity Mid-Cap Value Fund	28.2%
Edward D. Jones & Co., L.P.	Integrity Small/Mid-Cap Value Fund	61.0%
Brian S Matuszak	Munder Small Cap Growth Fund	29.7%
Tony Yee Dong	Munder Small Cap Growth Fund	54.3%
Matrix Trust Company	Trivalent Emerging Markets Small Cap Fund	52.0%
Comerica Bank	Trivalent International Fund-Core Equity	43.2%
Comerica Bank	INCORE Total Return Bond Fund	48.4%

Victory Portfolios	Notes to Financial Statements — continued June 30, 2017

10.  Legal & Regulatory Matters:

Hundreds of former Tribune Company shareholders, including the predecessor fund to the S&P 500 Index Fund, have been named as defendants in two cases arising out of the Tribune Company's 2007 leveraged buyout transaction ("LBO"). In Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the "FitzSimons action"), the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former alleged Tribune shareholders any proceeds they received in connection with the LBO.

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the "SLCFC actions") against specifically-named former alleged Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the "MDL Proceeding"). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action. The Court has not yet issued a decision on the motions.

On September 23, 2013, the District Court granted the defendants' motion to dismiss the SLCFC actions on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the Second Circuit affirmed the dismissal. On April 12, 2016, the plaintiffs filed a petition seeking rehearing en banc before the appeals court, which denied the petition on July 22, 2016. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit's decision that the safe harbor of Section 546(e) of the Bankruptcy Code applied to their claims. The Supreme Court has not yet granted or denied the petition for certiorari.

The predecessor fund to the Victory S&P 500 Index Fund has been named as a defendant in the FitzSimons action because it was among a class of defendants that tendered Tribune shares in the LBO. The complaints, however, allege no misconduct by the Fund. The value of the proceeds received by the Fund was approximately $357,000. At this time, the Fund cannot predict with any reasonable certainty the probable outcome of these proceedings. Consequently, management is unable to estimate the possible loss that may result.

11.  Investment Company Modernization:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for fiscal year ends on or after August 1, 2017. Management is currently evaluating the impact of the amendments on the Funds' financial statements. The adoption will have no effect on the Funds' net assets or results of operations.

12.  Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the Victory Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Integrity Discovery Fund, Integrity Mid-Cap Value Fund, Integrity Small-Cap Value Fund, Integrity Small/Mid-Cap Value Fund, Munder Multi-Cap Fund , S&P Index 500 Fund, Munder Mid-Cap Core Growth Fund, Munder Small-Cap Growth Fund, Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity Trivalent International Small-Cap Fund, and INCORE Total Return Bond Fund (the "Funds") (twelve of the portfolios comprising Victory Portfolios) as of June 30, 2017, and the related statements of operations and cash flows (INCORE Total Return Bond Fund and Trivalent International Fund-Core Equity only) for the year then ended, the statements of changes in net assets for each of the two years or periods indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds constituting the Victory Portfolios at June 30, 2017, the results of their operations and its cash flows (INCORE Total Return Bond Fund and Trivalent International Fund-Core Equity only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
August 25, 2017

Victory Portfolios	Supplemental Information June 30, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 23 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D. T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

Victory Portfolios	Supplemental Information — continued June 30, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Director, Crossroad LLC (Consultants) (April 2009 to December 2011).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued June 30, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Citi Investor Services (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher E. Sabato, 48	Treasurer**	May 2006 - May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Edward J. Veilleux resigned his position and Colin Kinney accepted the position with the Trust.

Victory Portfolios	Supplemental Information — continued June 30, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17-6/30/17*	Annualized Net Expense Ratio During Period 1/1/17-6/30/17
Integrity Discovery Fund
Class A Shares	$1,000.00	$1,018.10	$7.86	1.57%
Class C Shares	1,000.00	1,014.40	11.74	2.35%
Class R Shares	1,000.00	1,015.70	10.40	2.08%
Class Y Shares	1,000.00	1,019.20	7.06	1.41%
Integrity Mid-Cap Value
Class A Shares	1,000.00	1,039.50	5.56	1.10%
Class R6 Shares	1,000.00	1,041.00	4.05	0.80%
Class Y Shares	1,000.00	1,040.90	4.30	0.85%
Integrity Small-Cap Value
Class A Shares	1,000.00	1,003.20	7.45	1.50%
Class C Shares	1,000.00	1,000.00	10.66	2.15%
Class R Shares	1,000.00	1,001.90	8.69	1.75%
Class R6 Shares	1,000.00	1,006.00	4.73	0.95%
Class Y Shares	1,000.00	1,004.70	5.91	1.19%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2017

  (Unaudited)

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17-6/30/17*	Annualized Net Expense Ratio During Period 1/1/17-6/30/17
Integrity Small-Mid Value
Class A Shares	$1,000.00	$1,031.50	$5.69	1.13%
Class R6 Shares	1,000.00	1,033.20	4.18	0.83%
Class Y Shares	1,000.00	1,032.60	4.43	0.88%
Munder Multi-Cap Fund
Class A Shares	1,000.00	1,094.00	6.75	1.30%
Class C Shares	1,000.00	1,089.50	10.98	2.12%
Class R Shares	1,000.00	1,090.80	9.75	1.88%
Class Y Shares	1,000.00	1,095.50	5.25	1.01%
S&P 500 Index Fund
Class A Shares	1,000.00	1,089.70	3.01	0.58%
Class R Shares	1,000.00	1,087.00	5.64	1.09%
Class Y Shares	1,000.00	1,090.50	2.28	0.44%
Munder Mid-Cap Core Growth
Class A Shares	1,000.00	1,110.40	6.80	1.30%
Class C Shares	1,000.00	1,106.70	10.08	1.93%
Class R Shares	1,000.00	1,108.60	8.21	1.57%
Class R6 Shares	1,000.00	1,112.80	4.35	0.83%
Class Y Shares	1,000.00	1,111.70	5.24	1.00%
Munder Small Cap Growth Fund
Class A Shares	1,000.00	1,101.90	7.30	1.40%
Class I Shares	1,000.00	1,103.30	6.00	1.15%
Class Y Shares	1,000.00	1,102.60	6.52	1.25%
Trivalent Emerging Markets Small-Cap
Class A Shares	1,000.00	1,195.70	9.42	1.73%
Class Y Shares	1,000.00	1,197.30	8.06	1.48%
Trivalent International Core Equity
Class A Shares	1,000.00	1,137.20	6.89	1.30%
Class C Shares	1,000.00	1,131.10	11.41	2.16%
Class I Shares	1,000.00	1,138.60	4.51	0.85%
Class R6 Shares	1,000.00	1,138.60	4.45	0.84%
Class Y Shares	1,000.00	1,137.40	5.62	1.06%
Trivalent International Small-Cap
Class A Shares	1,000.00	1,184.00	7.31	1.35%
Class C Shares	1,000.00	1,180.10	11.35	2.10%
Class I Shares	1,000.00	1,186.80	5.15	0.95%
Class R6 Shares	1,000.00	1,185.80	5.96	1.10%
Class Y Shares	1,000.00	1,185.50	5.96	1.10%
INCORE Total Return Bond Fund
Class A Shares	1,000.00	1,026.70	4.27	0.85%
Class C Shares	1,000.00	1,021.50	8.02	1.60%
Class R6 Shares	1,000.00	1,027.00	2.91	0.58%
Class Y Shares	1,000.00	1,026.90	3.07	0.61%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2017

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17-6/30/17*	Annualized Expense Ratio During Period 1/1/17-6/30/17
Integrity Discovery Fund
Class A Shares	$1,000.00	$1,017.01	$7.85	1.57%
Class C Shares	1,000.00	1,013.14	11.73	2.35%
Class R Shares	1,000.00	1,014.48	10.39	2.08%
Class Y Shares	1,000.00	1,017.80	7.05	1.41%
Integrity Mid-Cap Value
Class A Shares	1,000.00	1,019.34	5.51	1.10%
Class R6 Shares	1,000.00	1,020.83	4.01	0.80%
Class Y Shares	1,000.00	1,020.58	4.26	0.85%
Integrity Small-Cap Value
Class A Shares	1,000.00	1,017.36	7.50	1.50%
Class C Shares	1,000.00	1,014.13	10.74	2.15%
Class R Shares	1,000.00	1,016.12	8.75	1.75%
Class R6 Shares	1,000.00	1,020.08	4.76	0.95%
Class Y Shares	1,000.00	1,018.89	5.96	1.19%
Integrity Small-Mid Value
Class A Shares	1,000.00	1,019.19	5.66	1.13%
Class R6 Shares	1,000.00	1,020.68	4.16	0.83%
Class Y Shares	1,000.00	1,020.43	4.41	0.88%
Munder Multi-Cap Fund
Class A Shares	1,000.00	1,018.35	6.51	1.30%
Class C Shares	1,000.00	1,014.28	10.59	2.12%
Class R Shares	1,000.00	1,015.47	9.39	1.88%
Class Y Shares	1,000.00	1,019.79	5.06	1.01%
S&P 500 Index Fund
Class A Shares	1,000.00	1,021.92	2.91	0.58%
Class R Shares	1,000.00	1,019.39	5.46	1.09%
Class Y Shares	1,000.00	1,022.61	2.21	0.44%
Munder Mid-Cap Core Growth
Class A Shares	1,000.00	1,018.35	6.51	1.30%
Class C Shares	1,000.00	1,015.22	9.64	1.93%
Class R Shares	1,000.00	1,017.01	7.85	1.57%
Class R6 Shares	1,000.00	1,020.68	4.16	0.83%
Class Y Shares	1,000.00	1,019.84	5.01	1.00%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2017

  (Unaudited)

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17-6/30/17*	Annualized Expense Ratio During Period 1/1/17-6/30/17
Munder Small Cap Growth Fund
Class A Shares	$1,000.00	$1,017.85	$7.00	1.40%
Class I Shares	1,000.00	1,019.09	5.76	1.15%
Class Y Shares	1,000.00	1,018.60	6.26	1.25%
Trivalent Emerging Markets Small-Cap
Class A Shares	1,000.00	1,016.22	8.65	1.73%
Class Y Shares	1,000.00	1,017.46	7.40	1.48%
Trivalent International Core Equity
Class A Shares	1,000.00	1,018.35	6.51	1.30%
Class C Shares	1,000.00	1,014.08	10.79	2.16%
Class I Shares	1,000.00	1,020.58	4.26	0.85%
Class R6 Shares	1,000.00	1,020.63	4.21	0.84%
Class Y Shares	1,000.00	1,019.54	5.31	1.06%
Trivalent International Small-Cap
Class A Shares	1,000.00	1,018.10	6.76	1.35%
Class C Shares	1,000.00	1,014.38	10.49	2.10%
Class I Shares	1,000.00	1,020.08	4.76	0.95%
Class R6 Shares	1,000.00	1,019.34	5.51	1.10%
Class Y Shares	1,000.00	1,019.34	5.51	1.10%
INCORE Total Return Bond Fund
Class A Shares	1,000.00	1,020.58	4.26	0.85%
Class C Shares	1,000.00	1,016.86	8.00	1.60%
Class R6 Shares	1,000.00	1,021.92	2.91	0.58%
Class Y Shares	1,000.00	1,021.77	3.06	0.61%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2017

  (Unaudited)

Additional Federal Income Tax Information

For the year ended June 30, 2017, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Integrity Mid-Cap Value Fund	100%
Integrity Small-Cap Value Fund	100%
Integrity Small/Mid-Cap Value Fund	100%
S&P 500 Index Fund	100%
Trivalent Emerging Markets Small-Cap Fund	86%
Trivalent International Fund-Core Equity	94%
Trivalent International Small-Cap Fund	96%

Dividends qualifying for corporate dividends received deductions of:

Amount
Integrity Mid-Cap Value Fund	100%
Integrity Small-Cap Value Fund	100%
Integrity Small/Mid-Cap Value Fund	100%
S&P 500 Index Fund	100%

For the year ended June 30, 2017, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Integrity Discovery Equity Fund	$766
S&P 500 Index Fund	121
Munder Mid-Cap Core Growth Fund	3,140

For the year ended June 30, 2017, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Integrity Discovery Equity Fund	$8,904
S&P 500 Index Fund	17,072
Munder Mid-Cap Core Growth Fund	602,956

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2017, were as follows:

	Foreign Source Income	Foreign Tax Expense
Trivalent Emerging Markets Small-Cap Fund	0.26	0.03
Trivalent International Fund-Core Equity	0.18	0.02
Trivalent International Small-Cap Fund	0.22	0.01

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-MUNDER-AR (6/17)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2017	2016
(a) Audit Fees (1)	$175,100	$170,000
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	56,362	54,720
(d) All Other Fees (4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For the fiscal years ended June 30, 2017 and June 30, 2016, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2017	$1,120,305
2016	$332,946

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)                   Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	August 29, 2017

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	August 29, 2017